Exhibit 10.14

INTERCREDITOR AGREEMENT

by and among

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,

GERMAN AMERICAN CAPITAL CORPORATION,

CITIGROUP GLOBAL MARKETS REALTY CORP.,

BANK OF AMERICA, N.A., and

GOLDMAN SACHS MORTGAGE COMPANY,

collectively as Senior Lender,

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,

GERMAN AMERICAN CAPITAL CORPORATION,

CITIGROUP GLOBAL MARKETS REALTY CORP.,

BANK OF AMERICA, N.A., and

GOLDMAN SACHS MORTGAGE COMPANY,

collectively as Mezzanine A Lender,

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,

GERMAN AMERICAN CAPITAL CORPORATION,

CITIGROUP GLOBAL MARKETS REALTY CORP.,

BANK OF AMERICA, N.A., and

GOLDMAN SACHS MORTGAGE COMPANY,

collectively as Mezzanine B Lender

and

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,

GERMAN AMERICAN CAPITAL CORPORATION,

CITIGROUP GLOBAL MARKETS REALTY CORP.,

BANK OF AMERICA, N.A., and

GOLDMAN SACHS MORTGAGE COMPANY,

collectively as Mezzanine C Lender

Dated as of November 30, 2012

ESH 2012

-i-

INTERCREDITOR AGREEMENT

This INTERCREDITOR AGREEMENT, dated as of November 30, 2012 (this “Agreement”), by and among JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a banking association chartered under the laws of the United States of America, having an address at 383 Madison Avenue, New York, New York 10179 (“JPM”), GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, having an address at 60 Wall Street, 10th Floor, New York, New York 10005 (“GACC”), CITIGROUP GLOBAL MARKETS REALTY CORP., a New York corporation having an address at 388 Greenwich Street, 19th Floor, New York, New York 10013 (“CGMRC”), BANK OF AMERICA, N.A., a national banking association having an address at One Bryant Park, New York, New York 10026 (“BofA”) and GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership having an address at 200 West Street, New York, New York 10282 (“Goldman”; Goldman collectively with JPM, GACC, CGMRC and BofA, together with their respective successors and assigns in such capacity, “Senior Lender”); JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a banking association chartered under the laws of the United States of America, having an address at 383 Madison Avenue, New York, New York 10179, GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, having an address at 60 Wall Street, 10th Floor, New York, New York 10005, CITIGROUP GLOBAL MARKETS REALTY CORP., a New York corporation having an address at 388 Greenwich Street, 19th Floor, New York, New York 10013, BANK OF AMERICA, N.A., a national banking association having an address at One Bryant Park, New York, New York 10026 and GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership having an address at 200 West Street, New York, New York 10282 (collectively, together with their respective successors and permitted assigns in such capacity, “Mezzanine A Lender”); JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a banking association chartered under the laws of the United States of America, having an address at 383 Madison Avenue, New York, New York 10179, GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, having an address at 60 Wall Street, 10th Floor, New York, New York 10005, CITIGROUP GLOBAL MARKETS REALTY CORP., a New York corporation having an address at 388 Greenwich Street, 19th Floor, New York, New York 10013, BANK OF AMERICA, N.A., a national banking association having an address at One Bryant Park, New York, New York 10026 and GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership having an address at 200 West Street, New York, New York 10282 (collectively, together with their respective successors and permitted assigns in such capacity, “Mezzanine B Lender”); JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a banking association chartered under the laws of the United States of America, having an address at 383 Madison Avenue, New York, New York 10179, GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, having an address at 60 Wall Street, 10th Floor, New York, New York 10005, CITIGROUP GLOBAL MARKETS REALTY CORP., a New York corporation having an address at 388 Greenwich Street, 19th Floor, New York, New York 10013, BANK OF AMERICA, N.A., a national banking association having an address at One Bryant Park, New York, New York 10026 and GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership having an address at 200 West Street, New York, New York 10282 (collectively, together with their respective successors and permitted assigns in such capacity, “Mezzanine C Lender” and together with Mezzanine A Lender and Mezzanine B Lender, each a “Junior Lender” and, collectively, “Junior Lenders”).

RECITALS

WHEREAS, pursuant to the terms, provisions and conditions set forth in that certain Loan Agreement, dated as of the Closing Date (as the same may be amended, replaced, restated, supplemented or otherwise modified from time to time, the “Senior Loan Agreement”), by and between ESA P Portfolio L.L.C., ESA P Portfolio MD Borrower L.L.C., ESA Canada Properties Borrower L.L.C. and ESH/TN Properties L.L.C., each a Delaware limited liability company (individually or collectively as the context may require, together with their respective successors and permitted assigns, “Borrower”), ESA P Portfolio MD Trust, a Delaware statutory trust, (together with its successors and assigns, collectively, “Maryland Owner”), ESA Canada Administratior L.L.C., a Delaware limited liability company (together with its successors and assigns, “Signatory Trustee”), ESA Canada Properties Trust, a Delaware statutory trust (together with its successors and assigns, “Canadian Trust”), ESA P Portfolio Operating Lessee Inc., a Delaware corporation, and ESA Canada Operating Lessee Inc., an Ontario corporation (together with their respective successors and assigns, collectively, “Operating Lessee”), and New ESA P Portfolio Operating Lessee LLC and New ESA Canada Operating Lessee LLC, each a Delaware limited liability company, (together with their respective successors and assigns, collectively, “Operating Lessee Holdco”), and Senior Lender, Senior Lender has made or is about to make a loan to Borrower in the aggregate original principal amount of Two Billion Five Hundred Twenty Million and No/100 Dollars ($2,520,000,000.00) (the “Senior Loan”), which Senior Loan is evidenced by (i) that certain Promissory Note, dated the date hereof, in the principal amount of Seven Hundred Fifty-Six Million and No/100 Dollars ($756,000,000.00) by Borrower in favor of JPM and its successors and assigns, (ii) that certain Promissory Note dated the date hereof, in the principal amount of Seven Hundred Fifty-Six Million and No/100 Dollars ($756,000,000.00), made by Borrower in favor of GACC and its successors and assigns, (iii) that certain Promissory Note dated the date hereof, in the principal amount of Three Hundred Thirty-Six Million and No/100 Dollars ($336,000,000.00), made by Borrower in favor of CGMRC and its successors and assigns, (iv) that certain Promissory Note, dated the date hereof, in the principal amount of Three Hundred Thirty-Six Million and No/100 Dollars ($336,000,000.00) by Borrower in favor of BofA and its successors and assigns and (v) that certain Promissory Note, dated the date hereof, in the principal amount of Three Hundred Thirty-Six Million and No/100 Dollars ($336,000,000.00) by Borrower in favor of Goldman and its successors and assigns (collectively, as each of the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Senior Note”), and secured by, among other things, those certain first priority Mortgages (or Deeds of Trust, Deeds to Secure Debt or Leasehold Mortgages) and Security Agreements and those certain first priority Debentures, each dated as of the Closing Date and each executed and delivered by one or more Borrower Parties for the benefit of Senior Lender (and as such term is further defined in the Senior Loan Agreement, individually or collectively as context may require, the “Mortgage”), which Mortgages collectively encumber the real property and all improvements thereon and appurtenances thereto respectively described in such Mortgages (individually and collectively, as the context may require, together with all other Collateral (as defined in the Senior Loan Agreement), the “Premises”) (each Mortgage, together with the instruments and documents securing the Senior Loan set forth on Exhibit A hereto as any of the foregoing, including the instruments and documents set forth on Exhibit A hereto, may be modified, amended, extended, supplemented, restated or replaced from time to time, subject to the limitations and agreements contained in this Agreement, collectively the “Senior Loan Documents”);

WHEREAS, pursuant to the terms, provisions and conditions set forth in that certain Mezzanine A Loan Agreement, dated as of the Closing Date, by and between ESH Mezzanine A LLC, ESH Canada Mezzanine A LLC, ESH Mezzanine A-2 LLC and ESH Canada Mezzanine A-2 LLC, each a Delaware limited liability company (individually or collectively as the context may require, together with their respective successors and permitted assigns, “Mezzanine A Borrower”) and Mezzanine A Lender (as the same may be amended, replaced, restated, supplemented or otherwise modified from time to time, the “Mezzanine A Loan Agreement”), Mezzanine A Lender has made or is about to make a loan to Mezzanine A Borrower in the aggregate original principal amount of Five Hundred Million and No/00 Dollars ($500,000,000.00) (the “Mezzanine A Loan”), which Mezzanine A Loan is evidenced by (i) that certain Promissory Note A-1 (Mezzanine A), dated the date hereof, in the principal amount of One Hundred Fifty Million and No/100 Dollars ($150,000,000.00) by Mezzanine A Borrower in favor of JPM and its successors and assigns, (ii) that certain Promissory Note A-2 (Mezzanine A) dated the date hereof, in the principal amount of One Hundred Fifty Million and No/100 Dollars ($150,000,000.00), made by Mezzanine A Borrower in favor of GACC and its successors and assigns, (iii) that certain Promissory Note A-3 (Mezzanine A) dated the date hereof, in the principal amount of Sixty-Six Million Six Hundred Sixty-Six Thousand Six Hundred Sixty-Seven and No/100 Dollars ($66,666,667.00), made by Mezzanine A Borrower in favor of CGMRC and its successors and assigns, (iv) that certain Promissory Note A-4 (Mezzanine A), dated the date hereof, in the principal amount of Sixty-Six Million Six Hundred Sixty-Six Thousand Six Hundred Sixty-Six and No/100 Dollars ($66,666,666.00) by Mezzanine A Borrower in favor of BofA and its successors and assigns and (v) that certain Promissory Note A-5 (Mezzanine A), dated the date hereof, in the principal amount of Sixty-Six Million Six Hundred Sixty-Six Thousand Six Hundred Sixty-Seven and No/100 Dollars ($66,666,667.00) by Mezzanine A Borrower in favor of Goldman and its successors and assigns (collectively, as each of the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Mezzanine A Note”), which Mezzanine A Loan is secured by, among other things, that certain Pledge and Security Agreement (Mezzanine A Loan) dated as of the Closing Date, from Mezzanine A Borrower pursuant to which Mezzanine A Lender is granted a first-priority security interest in all of Mezzanine A Borrower’s direct or indirect, as applicable, ownership interests in each applicable Borrower Party (individually and collectively, as the context may require, as the same may be amended, replaced, restated, supplemented or otherwise modified from time to time, the “Mezzanine A Pledge Agreement”), and together with all documents and instruments securing the Mezzanine A Loan set forth on Exhibit B hereto (collectively, as any of the foregoing, including the documents and instruments set forth on Exhibit B hereto, may be modified, amended, extended, supplemented, restated or replaced from time to time, subject to the limitations and agreements contained in this Agreement, collectively the “Mezzanine A Loan Documents”);

WHEREAS, pursuant to the terms, provisions and conditions set forth in that certain Mezzanine B Loan Agreement, dated as of the Closing Date, by and between ESH Mezzanine B LLC, ESH Canada Mezzanine B LLC, ESH Mezzanine B-2 LLC and ESH Canada Mezzanine B-2 LLC, each a Delaware limited liability company (individually or collectively as the context may require, together with their respective successors and permitted assigns, “Mezzanine B Borrower”) and Mezzanine B Lender (as the same may be amended, replaced, restated, supplemented or otherwise modified from time to time, the “Mezzanine B Loan Agreement”), Mezzanine B Lender has made or is about to make a loan to Mezzanine B Borrower in the aggregate original principal amount of Three Hundred Thirty Million and No/100 Dollars ($330,000,000.00) (the “Mezzanine B Loan”), which Mezzanine B Loan is evidenced by (i) that certain Promissory Note B-1 (Mezzanine B), dated the date hereof, in the principal amount of Ninety-Nine Million and No/Dollars ($99,000,000.00) by Mezzanine B Borrower in favor of JPM and its successors and assigns, (ii) that certain Promissory Note B-2 (Mezzanine B) dated the date hereof, in the principal amount of Ninety-Nine Million and No/Dollars ($99,000,000.00), made by Mezzanine B Borrower in favor of GACC and its successors and assigns, (iii) that certain Promissory Note B-3 (Mezzanine B) dated the date hereof, in the principal amount of Forty-Four Million and No/Dollars ($44,000,000.00), made by Mezzanine B Borrower in favor of CGMRC and its successors and assigns, (iv) that certain Promissory Note B-4 (Mezzanine B), dated the date hereof, in the principal amount of Forty-Four Million and No/Dollars ($44,000,000.00) by Mezzanine B Borrower in favor of BofA and its successors and assigns and (v) that certain Promissory Note B-5 (Mezzanine B), dated the date hereof, in the principal amount of Forty-Four Million and No/Dollars ($44,000,000.00) by Mezzanine B Borrower in favor of Goldman and its successors and assigns (collectively, as each of the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Mezzanine B Note”), which Mezzanine B Loan is secured by, among other things, that certain Pledge and Security Agreement (Mezzanine B Loan) dated as of the Closing Date, from Mezzanine B Borrower pursuant to which Mezzanine B Lender is granted a first-priority security interest in all of Mezzanine B Borrower’s direct or indirect, as applicable, ownership interests in Mezzanine A Borrower (as the same may be amended, replaced, restated, supplemented or otherwise modified from time to time, the “Mezzanine B Pledge Agreement”), and together with all documents and instruments securing the Mezzanine B Loan set forth on Exhibit C hereto (collectively, as any of the foregoing, including the documents and instruments set forth on Exhibit C hereto, may be modified, amended, extended, supplemented, restated or replaced from time to time, subject to the limitations and agreements contained in this Agreement, collectively the “Mezzanine B Loan Documents”);

WHEREAS, pursuant to the terms, provisions and conditions set forth in that certain Mezzanine C Loan Agreement, dated as of the Closing Date, by and between ESH Mezzanine C LLC, ESH Canada Mezzanine C LLC, ESH Mezzanine C-2 LLC and ESH Canada Mezzanine C-2 LLC, each a Delaware limited liability company (individually or collectively as the context may require, together with their respective successors and permitted assigns, “Mezzanine C Borrower”) and Mezzanine C Lender (as the same may be amended, replaced, restated, supplemented or otherwise modified from time to time, the “Mezzanine C Loan Agreement”), Mezzanine C Lender has made or is about to make a loan to Mezzanine C Borrower in the aggregate original principal amount of Two Hundred Fifty Million and No/100 Dollars ($250,000,000.00) (the “Mezzanine C Loan”), which Mezzanine C Loan is evidenced by (i) that certain Promissory Note C-1 (Mezzanine C), dated the date hereof, in the principal amount of Seventy Five Million and No/100 Dollars ($75,000,000.00) by Mezzanine C Borrower in favor of JPM and its successors and assigns, (ii) that certain Promissory Note C-1 (Mezzanine C) dated the date hereof, in the principal amount of Seventy Five Million and No/100 Dollars ($75,000,000.00), made by Mezzanine C Borrower in favor of GACC and its successors and assigns, (iii) that certain Promissory Note C-1 (Mezzanine C) dated the date hereof, in the principal amount of Thirty-Three Million Three Hundred Thirty-Three Thousand Three Hundred Thirty-Three and No/100 Dollars ($33,333,333.00), made by Mezzanine C Borrower in favor of CGMRC and its successors and assigns, (iv) that certain Promissory Note C-1 (Mezzanine C), dated the date hereof, in the principal amount of Thirty-Three Million Three Hundred Thirty-Three Thousand Three Hundred Thirty-Four and No/100 Dollars ($33,333,334.00) by Mezzanine C Borrower in favor of BofA and its successors and assigns and (v) that certain Promissory Note C-1 (Mezzanine C), dated the date hereof, in the principal amount of Thirty-Three Million Three Hundred Thirty-Three Thousand Three Hundred Thirty-Three and No/100 Dollars ($33,333,333.00) by Mezzanine C Borrower in favor of Goldman and its successors and assigns (collectively, as each of the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Mezzanine C Note”), which Mezzanine C Loan is secured by, among other things, that certain Pledge and Security Agreement (Mezzanine C Loan) dated as of the Closing Date, from Mezzanine C Borrower pursuant to which Mezzanine C Lender is granted a first-priority security interest in all of Mezzanine C Borrower’s direct or indirect, as applicable, ownership interests in Mezzanine B Borrower (as the same may be amended, replaced, restated, supplemented or otherwise modified from time to time, the “Mezzanine C Pledge Agreement”), and together with all documents and instruments securing the Mezzanine C Loan set forth on Exhibit D hereto (collectively, as any of the foregoing, including the documents and instruments set forth on Exhibit D hereto, may be modified, amended, extended, supplemented, restated or replaced from time to time, subject to the limitations and agreements contained in this Agreement, collectively the “Mezzanine C Loan Documents”); and

WHEREAS, Senior Lender and Junior Lenders desire to enter into this Agreement to provide for the relative priority of, and to evidence certain agreements with respect to, the Senior Loan Documents, the Mezzanine A Loan Documents, the Mezzanine B Loan Documents and the Mezzanine C Loan Documents.

NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Senior Lender and Junior Lenders each hereby agree as follows:

Section 1.	CERTAIN DEFINITIONS; RULES OF CONSTRUCTION.

As used in this Agreement, the following capitalized terms shall have the following meanings:

“Additional Covered Junior Loans” has the meaning provided in Section 14(c).

“Additional Insolvency Opinion” means (a) with respect to the Senior Loan, an “Additional Insolvency Opinion” as defined in the Senior Loan Agreement, and (b) with respect to any Junior Loan, a non-consolidation opinion letter delivered in connection with such Junior Loan subsequent to the Closing Date reasonably satisfactory in form and substance to the applicable Junior Lender, and from counsel reasonably acceptable to such Junior Lender.

“Affected Property” has the meaning provided in Section 15(l).

“Affiliate” means, as to any particular Person, any Person directly or indirectly, through one or more intermediaries, Controlling, Controlled by or under common Control with the Person or Persons in question.

“Affiliate Holder” shall mean any Person that both:

(i) is a Borrower Party or any Junior Borrower or any Broad Affiliate of any of them; and

(ii) (A) is the direct or indirect holder of all or any portion of, or any legal, economic, beneficial or other interest in, a Junior Loan (or the Senior Loan as a result of the exercise by a Junior Lender of its right to purchase the Senior Loan pursuant to Section 14) (including, but not limited to, any option, put, call, warrant or similar right), whether as the sole lender or a co-lender, or as a participant, noteholder or otherwise, or (B) has the power, directly or indirectly, to direct or cause the direction or management of a Junior Lender (or Senior Lender as a result of the exercise by a Junior Lender of its right to purchase the Senior Loan pursuant to Section 14), through the exercise of voting rights, contract rights or otherwise;

provided, however, for the avoidance of doubt, that (a) a Person that is a Non-Controlling Foreclosure Holder but does not otherwise satisfy this definition shall not constitute an “Affiliate Holder” hereunder solely as a result of such Person’s ability to exercise voting, approval, consent and other rights of a Junior Loan Holder or an equity holder under any applicable Foreclosure Agreement, (b) a Person that holds any Certificates shall not be an Affiliate Holder solely by reason of holding, or solely in its capacity as a holder of, such Certificates, (c) notwithstanding anything to the contrary above, for so long as any Certificates are outstanding, Senior Lender shall not constitute an Affiliate Holder, (d) no Person that is otherwise a Non-Affiliate Holder shall be deemed to be an Affiliate Holder solely due to the fact that such Person acquired its interest in the Senior Loan or a Junior Loan from an Affiliate Holder, and (e) the Qualified Trustee of a Mezzanine Securitization or the holders of Mezzanine Certificates shall not constitute an “Affiliate Holder” for so long as none of Borrower, any Junior Borrower nor any Broad Affiliate of any of the foregoing comprise all or any part of the fifty-one percent (51%) (or greater percentage) of such holders that make up the Directing Mezzanine Certificate Holders.

“Affiliate Loan” means a Junior Loan that is (and for so long as it is) owned in its entirety by an Affiliate Holder.

“Affiliate Participation Action” has the meaning provided in Section 19(a)(iv).

“Agreement” means this Agreement, as the same may be amended, restated, supplemented or otherwise modified, and in effect from time to time, pursuant to the terms hereof.

“Assumption Conditions” means (a) the Mezzanine Lease Notice has been received by Senior Lender within the time period set forth in Section 15(g); (b) Mezzanine Nominee is a Qualified Transferee; (c) subject to the terms and provisions of Section 15(g)(iv), Mezzanine Nominee assumes all of the obligations of Borrower arising in respect of the applicable Ground Lease and becomes a co-borrower under the Senior Loan Documents; (d) prior to or concurrently with Mezzanine Nominee’s assumption of Borrower’s obligations under such Ground Lease or the New Lease, as applicable, Mezzanine Nominee executes, without any cost or expense to Senior Lender, such documents and agreements as Senior Lender shall reasonably require to evidence and effectuate said assumption (including, without limitation, to cause the lien of the applicable Mortgage to continue and, in the case of a New Lease, to cause such Mortgage to encumber the leasehold estate created thereby (subject only to Permitted Encumbrances)) and delivers such legal opinions as Senior Lender may reasonably require; (e) Mezzanine Nominee is a single-purpose, bankruptcy-remote entity meeting Rating Agency requirements and Senior Lender receives a non-consolidation opinion relating to Mezzanine Nominee from Mezzanine Nominee’s counsel, which opinion is in form and substance reasonably acceptable to Senior Lender; (f) a Rating Agency Confirmation shall have been issued as to the single-purpose, bankruptcy-remote nature of Mezzanine Nominee and as to such non-consolidation opinion; (g) Mezzanine Nominee delivers endorsements to Senior Lender’s title insurance policy, hazard insurance policy endorsements or certificates and other similar materials as Senior Lender may deem reasonably necessary at the time of such assumption all in form and substance reasonably satisfactory to Senior Lender, including, without limitation, an endorsement or endorsements to Senior Lender’s title insurance policy insuring the lien of the Mortgage, extending the effective date of such policy to the date of execution and delivery (or, if later, of recording) of such assumption agreements and documents with no additional exceptions added to such policy (other than Permitted Encumbrances), and insuring that good leasehold title to the Premises is vested in Mezzanine Nominee; (h) one or more Supplemental Third Party Obligors shall execute and deliver to Senior Lender (and, if Mezzanine Nominee is Subordinate Junior Lender (or its nominee), to Senior Junior Lender) as of the date of such assumption of the Ground Lease or such New Lease, as applicable, supplemental Third Party Agreements, in each case in a form substantially similar to and covering substantially the same guaranteed obligations as the original Third Party Agreement that it is supplementing but solely as to obligations arising in respect of acts or omissions by Mezzanine Nominee relating to the applicable Ground Lease or New Lease and the applicable Individual Property subject thereto, as applicable, first occurring from and after the date of such assumption or such New Lease; (i) if Mezzanine Nominee is Senior Junior Lender (or its nominee), then to the extent a Subordinate Junior Lender is still the holder of the related Subordinate Junior Loan and has rights under the terms of this Agreement, such Subordinate Junior Lender shall be entitled, without limitation, to obtain a pledge of the parallel indirect interests in Mezzanine Nominee as such Subordinate Junior Lender had with respect to Borrower prior to Mezzanine Nominee’s assumption of Borrower’s obligations under the applicable Ground Lease or New Lease; and (j) if Mezzanine Nominee is a Subordinate Junior Lender (or its nominee), the entities which own direct and indirect interests in the Mezzanine Nominee shall be structured in the same manner that each Senior Junior Borrower is structured on the date hereof (the “Mezzanine Entities”) in order that each Senior Junior Loan can be structured with respect to the Mezzanine Nominee in the same manner in which it is structured with the related Senior Junior Borrower on the date hereof, and each Mezzanine Entity (i) shall assume the applicable Senior Junior Loan and the related Senior Junior Loan Documents (and without limiting the foregoing, all of the direct and indirect (as applicable) ownership interests in the Mezzanine Nominee, all payments thereon and all proceeds thereof shall be pledged to the related Senior Junior Lender under a new pledge agreement executed by the applicable Mezzanine Entity on terms no less favorable than the pledge of the Collateral under the Pledge Agreement (as respectively defined in the related Senior Junior Loan Agreement) held by such Senior Junior Lender and new financing statements shall be filed with respect to the new collateral), (ii) shall each be a bankruptcy-remote single-purpose entity, and (iii) shall execute and deliver such documents, UCC insurance policies (or endorsements thereto) and agreements as the related Senior Junior Lender shall reasonably require to evidence and effectuate said assumption and delivers such legal opinions as such Senior Junior Lender may reasonably require.

“Award” has the meaning provided in Section 10(e).

“Borrower” has the meaning provided in the Recitals hereto.

“Borrower Group” has the meaning provided in Section 11(d).

“Borrower Party” means each of each Borrower, Property Owner, Beneficial Owner, Operating Lessee Holdco, Operating Lessee and any consolidated entity that includes any of the foregoing.

“BREP” shall mean, collectively, Blackstone Real Estate Partners VI L.P., Blackstone Real Estate Partners (AIV) VI L.P., Blackstone Real Estate Partners VI.TE.1 L.P., Blackstone Real Estate Partners VI.TE.2 L.P., Blackstone Real Estate Partners VI.F L.P. and Blackstone Real Estate Holdings VI L.P., each a Delaware limited partnership, together with their respective permitted successors and/or assigns.

“Broad Affiliate” means, as to any particular Person, any Person, directly or indirectly through one or more intermediaries, Controlling, Controlled by or under common Control (defined only as set forth in clause (b) below) with, the Person in question. As used solely in this definition of “Broad Affiliate,” “Control” means (a) the ownership, directly or indirectly, in the aggregate of thirty percent (30%) or more of the beneficial ownership interests of an entity, or (b) the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of an entity, whether through the ability to exercise voting power, by contract or otherwise (other than possession of voting or control rights granted to a Junior Lender pursuant to the related Junior Loan Documents, the exercise of which is contingent upon the occurrence and continuance of an Event of Default under such Junior Loan Documents, unless and until so exercised by such Junior Lender). “Controlled by”, “Controlling” and “under common Control with” shall have the respective correlative meanings thereto. For the avoidance of doubt, for so long as any Certificates are outstanding, Senior Lender shall not constitute a Broad Affiliate of Borrower or any Junior Borrower.

“CDO” has the meaning provided in the definition of the term “Qualified Transferee”.

“CDO Asset Manager” means, with respect to any Securitization Vehicle (hereinafter defined) that is a CDO, the Person that is responsible for managing or administering the applicable Junior Loan (or any portion thereof or interest therein, including, without limitation, a participation interest in the Junior Loan) as an underlying asset of such Securitization Vehicle or, if applicable, as an asset of any Intervening Trust Vehicle (including, without limitation, the right to exercise any consent and control rights available to the applicable Junior Loan Holder).

“Centerbridge” shall mean, Centerbridge Capital Partners, L.P., a Delaware limited partnership, together with its permitted successors and assigns.

“Certificates” means any securities (including all classes thereof) representing beneficial ownership interests in all or a portion of the Senior Loan or in a pool of mortgage loans including the Senior Loan or an interest in the Senior Loan (or any portion thereof or interest therein) issued in connection with a Securitization.

“CIL Notice” has the meaning provided in Section 14(d).

“Closing Date” means November 30, 2012.

“Co-Lender Agreement” means, collectively, or individually as the context shall require, each co-origination agreement, co-lender agreement, participation agreement, intercreditor agreement or similar contractual arrangement (other than this Agreement) now or hereafter entered into by the respective holders of the Senior Note, the Mezzanine A Note, the Mezzanine B Note and the Mezzanine C Note, as the case may be (including, without limitation, in the case of the Senior Loan, that certain Co-Lender Agreement, dated as of October 8, 2012, among JPM, GACC, CGMRC, BofA and Goldman), in each case as each or any of the foregoing may be amended, modified, supplemented, renewed, restated or replaced from time to time.

“Conduit” has the meaning provided in Section 16(b).

“Conduit Credit Enhancer” has the meaning provided in Section 16(b)(i).

“Conduit Inventory Loan” has the meaning provided in Section 16(b)(i).

“Continuing Event of Default” means (i) with respect to the Senior Loan and the Senior Loan Documents, any “Event of Default” (as defined therein) thereunder which has occurred and is continuing for which (a) Senior Lender has provided notice of such Event of Default to Junior Lenders and any Loan Pledgee in accordance with Section 12(a), and (b) the cure periods provided to Junior Lenders and their respective Loan Pledgees (if any) pursuant to Section 12(b) and Section 12(c) shall have expired, and (ii) with respect to each Senior Junior Loan, any “Event of Default” as defined in the related Senior Junior Loan Documents which has occurred and is continuing for which (x) the related Senior Junior Lender has provided notice of such Event of Default in accordance with Section 12(d), and (y) the cure periods of each Subordinate Junior Lender and its respective Loan Pledgees (if any) pursuant to Section 12(e) and Section 12(f) shall have expired.

“Control” means (a) the ownership, directly or indirectly, in the aggregate of more than fifty percent (50%) of the beneficial ownership interests of a Person, and (b) the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlled by,” “Controlling” and “under common Control with” shall have the respective correlative meaning thereto. For purposes of this definition, if more than one Qualified Transferee owns (directly or indirectly) more than fifty percent (50%) of the beneficial ownership interests of a Person and one or more of the Qualified Transferees possess the power to direct or cause the direction of the management or policies of such Person, whether through the ability to exercise voting power, by contract or otherwise, even though each such Qualified Transferee individually owns less than fifty percent (50%) of such beneficial interests, such Person shall be deemed to be “Controlled by” a Qualified Transferee.

“Conversion Conditions” means unsecured indebtedness or preferred equity meeting the following criteria: (i) a maturity date no earlier than the maturity date of the Senior Loan and Senior Junior Loan (if applicable), (ii) a principal amount equal to or less than the principal amount plus accrued interest and all other amounts due and unpaid in respect of the Junior Loan being converted, (iii) a current-pay interest rate, or current-pay rate of return, as applicable, equal to or less than the interest rate on the Junior Loan being converted, (iv) other economic terms substantially similar to the Junior Loan being converted, (v) no creation of a Lien on the Premises or any other collateral for the Senior Loan or any Senior Junior Loan (if applicable), (vi) subordinate by its terms to the Senior Loan and each Senior Junior Loan (if applicable), and, if requested by Senior Lender or any Senior Junior Lender (if applicable), a replacement intercreditor agreement is entered into on terms substantially similar to this Agreement, (vii) if such transaction results in a change to Borrower’s ownership structure such that any new party holds more than a forty nine percent (49%) (direct or indirect) interest in Borrower, if requested by Senior Lender or any Senior Junior Lender (if applicable), delivery within ten (10) Business Days of the applicable conversion of an Additional Insolvency Opinion to Senior Lender and Senior Junior Lender (if applicable) with respect thereto, (viii) if any Certificates are outstanding and rated by at least one Rating Agency, obtaining a Rating Agency Confirmation relating thereto, (ix) if, after the applicable conversion, the converting Junior Lender possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of Borrower or Senior Junior Borrower, whether through the ability to exercise voting power, by contract or otherwise (as opposed to veto rights in connection with major decisions), delivery to Senior Lender and each Senior Junior Lender (if applicable) of supplemental Third Party Agreements from one or more Supplemental Third Party Obligors in respect of each Third-Party Agreement then constituting a Senior Loan Document or a Senior Loan Document, as applicable, and in each case in a form substantially similar to the respective original Third Party Agreement that it is replacing as to obligations arising in respect of acts or omissions first occurring from and after the date of the conversion of the Junior Loan, provided that, if in the event that such Junior Lender shall possess such power, Guarantor expressly acknowledges in writing that Guarantor is and shall be liable for such obligations under each Guaranty delivered in connection with the Senior Loan and each Senior Junior Loan notwithstanding Junior Lender’s possession of such power (as of the date of such conversion or at any time thereafter) and reaffirms such obligations in writing, delivery of such supplemental Third Party Agreements shall not be a condition to the applicable conversion.

“Covered Holder” means any participant or co-lender that does not deliver a Third Party Agreement pursuant to Section 6(a) in connection with a Transfer of a Junior Loan, and on behalf of which one or more other participants or co-lenders in such Junior Loan delivers a Third Party Agreement undertaking the respective liability (or portion thereof) of such participant or co-lender for such participant’s or co-lender’s pro rata portion (based on the percentage interest held by such participant or co-lender in such Junior Loan as of the date of such Transfer) of the applicable Future Third Party Obligations.

“DBRS” means DBRS, Inc., and its successor-in-interest.

“DIL Notice” has the meaning provided in Section 14(b).

“Directing Junior Lender” has the meaning provided in Section 5(e).

“Directing Mezzanine Certificate Holders” means all holders of the Mezzanine Certificates that have the power and authority to direct the actions of the servicer(s) on behalf of a Mezzanine Securitization.

“Directing Senior Lender” has the meaning provided in Section 5(f).

“Disclosure Document” means a prospectus, prospectus supplement (including any amendment or supplement to either thereof), private placement memorandum, or similar offering memorandum, offering circular, structural and collateral term sheet, time of sale information, road show presentation materials or other offering document or any other marketing materials or information provided to prospective investors in a Securitization, Mezzanine Securitization or other Transfer of all or any portion of the Senior Loan or any Junior Loan.

“Electing Junior Lender” has the meaning provided in Section 15(g).

“Eligibility Requirements” means, with respect to any Person, that such Person (i) has total assets (in name or under management or advisement and including uncalled irrevocable capital commitments) in excess of $1,000,000,000 and (except with respect to a pension advisory firm, asset manager, registered investment advisor or manager or similar fiduciary) either (x) capital/statutory surplus or shareholder’s equity of at least $400,000,000 (including uncalled irrevocable capital commitments) or (y) market capitalization of at least $600,000,000, and (ii) is regularly engaged in the business of making or owning (or, in the case of a pension advisory firm, asset manager, registered investment advisor or manager or similar fiduciary, regularly engaged in managing investments in) commercial real estate loans or interests therein (including participations and mezzanine loans to direct or indirect owners of commercial properties, which loans are secured by pledges of direct or indirect ownership interests in the owners of such commercial properties), originating preferred equity investments, owning or operating commercial properties or making investments in commercial real estate.

“Enforcement Action” means any (i) judicial or non-judicial foreclosure proceeding, the exercise of any power of sale, the taking of a deed or assignment in lieu of foreclosure, the obtaining of a receiver or the taking of any other enforcement action against the Premises or any portion thereof, or against any Borrower Party, including, without limitation, the taking of possession or control of the Premises or any portion thereof, (ii) acceleration of, or demand or action taken in order to collect, all or any indebtedness secured by the Premises (other than giving of notices of default and statements of overdue amounts), or (iii) exercise of any remedy available to Senior Lender under the Senior Loan Documents, at law, in equity or otherwise with respect to any Borrower Party or the Premises or any portion thereof.

“Equity Collateral” means the equity interests in any applicable Borrower Party or any Junior Borrower pledged pursuant to any of the Junior Loan Documents, as the context may require.

“Equity Collateral Enforcement Action” means any action, proceeding, demand for payment, foreclosure, the taking of a bill of sale or assignment in lieu of any proceeding or foreclosure or any retention of title to the Equity Collateral authorized under the Uniform Commercial Code as now or hereafter in effect, including, without limitation, obtaining the appointment of a receiver or similar agent with respect to the Equity Collateral, the taking of possession or control of Equity Collateral or any portion thereof (other than the physical possession of any certificates evidencing Equity Collateral) or other exercise of a Junior Lender’s rights and remedies commenced by such Junior Lender (other than the giving of notices of default and statements of overdue balances or imposing default interest or late charges), at law, in equity, or otherwise, in order to realize upon or vest title to the Equity Collateral (including, without limitation, an assignment in lieu of foreclosure or other final negotiated settlement in lieu of any such enforcement action) in Junior Lender free and clear of any lien or security interest, or otherwise obtaining, selling or transferring the Equity Collateral or the proceeds thereof.

“Event of Default” as used herein means (i) with respect to the Senior Loan and the Senior Loan Documents, any Event of Default as defined therein which has occurred and is continuing; (ii) with respect to the Mezzanine A Loan and the Mezzanine A Loan Documents, any Event of Default as defined therein which has occurred and is continuing; (iii) with respect to the Mezzanine B Loan and the Mezzanine B Loan Documents, any Event of Default as defined therein which has occurred and is continuing; and (iv) with respect to the Mezzanine C Loan and the Mezzanine C Loan Documents, any Event of Default as defined therein which has occurred and is continuing.

“Fitch” means Fitch, Inc. and its successor-in-interest.

“Foreclosure Agreement” means, with respect to any Junior Loan, (a) the Co-Lender Agreement for such Junior Loan, and (b) the agreements required under such Co-Lender Agreement to be entered into by the Junior Loan Holders of such Junior Loan or the related equity holders in the event of a Realization Event.

“Foreclosure Holder” means any Person that owns, directly or indirectly, any economic, legal or other beneficial ownership interest in any applicable Borrower Party or any Junior Borrower solely by virtue of a Realization Event with respect to a Junior Loan.

“Future Third Party Obligations” means, with respect to each supplemental Third Party Agreement delivered in connection with a Realization Event pursuant to Section 6 or to comply with Assumption Conditions or Conversion Conditions, as applicable, substantially the same guaranteed obligations as the original Third Party Agreement that it is supplementing as to obligations arising in respect of acts or omissions first occurring from and after the applicable Third Party Agreement Date.

“Ground Lease Default” has the meaning provided in Section 15(g).

“Guarantor” shall mean, individually or collectively, as the context may require, Centerbridge, Paulson and BREP.

“Guaranty” as used herein means (i) with respect to the Senior Loan, that certain Guaranty Agreement, dated as of the Closing Date, by Guarantor in favor of Senior Lender; (ii) with respect to the Mezzanine A Loan, that certain Guaranty Agreement (Mezzanine A), dated as of the Closing Date, by Guarantor in favor of Mezzanine A Lender, together with any supplemental guaranty delivered to Mezzanine A Lender pursuant to the terms hereof or of the Mezzanine A Loan Documents; (iii) with respect to the Mezzanine B Loan, that certain Guaranty Agreement (Mezzanine B), dated as of the Closing Date, by Guarantor in favor of Mezzanine B Lender, together with any supplemental guaranty delivered to Mezzanine B Lender pursuant to the terms hereof or of the Mezzanine B Loan Documents; and (iv) with respect to the Mezzanine C Loan, that certain Guaranty Agreement (Mezzanine C), dated as of the Closing Date, by Guarantor in favor of Mezzanine C Lender, together with any supplemental guaranty delivered to Mezzanine C Lender pursuant to the terms hereof or of the Mezzanine C Loan Documents.

“Guaranty Claim” has the meaning provided in Section 6(b).

“HVM” shall mean HVM L.L.C., a Delaware limited liability company f/k/a Homestead Village Management, LLC, together with its successors and assigns.

“HVM Manager” shall mean HVM Manager 2 LLC, a Delaware limited liability company, together with its successors and assigns.

“HVM Consent Right” has the meaning set forth in Section 13(e).

“Intervening Trust Vehicle” means with respect to any Securitization Vehicle that is a CDO, a trust vehicle or other Person which holds the applicable Junior Loan (or any interest therein) as collateral securing (in whole or in part) any obligation or security held by such Securitization Vehicle as collateral for the CDO.

“JPMorgan” means JPMorgan Chase Bank, National Association, a banking association chartered under the laws of the United States of America having an address at 383 Madison Avenue, New York, New York 10179.

“Junior Borrower” means, Mezzanine A Borrower, Mezzanine B Borrower and Mezzanine C Borrower, individually or collectively as the context may require.

“Junior Borrower Group” means, with respect to each Junior Borrower, such Junior Borrower and any Person which Controls such Junior Borrower.

“Junior Guarantor” shall have the meaning set forth in Section 6(b) hereof.

“Junior Lenders” has the meaning provided in the first paragraph of this Agreement. As the context requires, Junior Lenders shall have the following order of priority: (i) first, Mezzanine A Lender; (ii) second, Mezzanine B Lender; and (iii) third, Mezzanine C Lender.

“Junior Loan” means the Mezzanine A Loan, the Mezzanine B Loan and the Mezzanine C Loan, individually or collectively as the context may require.

“Junior Loan Agreement” means the Mezzanine A Loan Agreement, the Mezzanine B Loan Agreement and the Mezzanine C Loan Agreement, individually or collectively as the context may require.

“Junior Loan Default Notice” has the meaning provided in Section 12(d).

“Junior Loan Documents” means the Mezzanine A Loan Documents, the Mezzanine B Loan Documents and the Mezzanine C Loan Documents, individually or collectively as the context may require.

“Junior Loan Holder” means a holder of an interest in a Junior Loan.

“Junior Loan Liabilities” means the Mezzanine A Loan Liabilities, the Mezzanine B Loan Liabilities and the Mezzanine C Loan Liabilities, individually or collectively as the context may require.

“Junior Loan Modification” has the meaning provided in Section 8(b).

“Junior Loan Monetary Cure Period” has the meaning provided in Section 12.

“Junior Loan Non-Monetary Cure Period” has the meaning provided in Section 12.

“Junior Note” means the Mezzanine A Note, the Mezzanine B Note and the Mezzanine C Note, individually or collectively as the context may require.

“Junior Purchase Election Notice” has the meaning provided in Section 14(c).

“Junior Purchase Option Event” has the meaning provided in Section 14(b).

“Junior Purchase Option Notice” has the meaning provided in Section 14(c).

“Kicker Conditions” means any additional contingent interest, additional interest or so-called “kicker” measured on the basis of the cash flow or appreciation of the Premises (or similar equity participation, but excluding any obligation to distribute cash otherwise available for distribution) that does not (i) become payable or otherwise impose monetary obligations prior to the date the Senior Loan Liabilities (and, in the case of modifications of a Subordinate Junior Loan, the Senior Junior Loan Liabilities) are no longer outstanding, or (ii) violate applicable law.

“Kroll” means Kroll Bond Ratings, and its successor-in-interest.

“Loan Pledgee” has the meaning provided in Section 16(a).

“Loan Purchase Price” has the meaning provided in Section 14(a).

“Manager Appointment Agreement” means that certain Manager Appointment Agreement dated as of November 30, 2012, by and between HVM, HVM Manager, Senior Lender and each Junior Lender, and is consented and agreed to by HVM and the members thereof.

“Mezzanine A Borrower” has the meaning provided in the Recitals hereto.

“Mezzanine A Lender” has the meaning provided in the first paragraph of this Agreement.

“Mezzanine A Loan” has the meaning provided in the Recitals hereto.

“Mezzanine A Loan Agreement” has the meaning provided in the Recitals hereto.

“Mezzanine A Loan Documents” has the meaning provided in the Recitals hereto.

“Mezzanine A Loan Liabilities” shall mean, collectively, all of the indebtedness, liabilities and obligations of Mezzanine A Borrower under any Mezzanine A Loan Document, including, without limitation, (i) the principal amount of, and accrued interest on (including, without limitation, any interest which accrues after the commencement of any Proceeding of the Mezzanine A Borrower, whether or not such interest would be allowed in such Proceeding), the Mezzanine A Loan, (ii) all other indebtedness, obligations and liabilities of Mezzanine A Borrower to Mezzanine A Lender now existing or hereafter incurred or created under the Mezzanine A Loan Documents, and (iii) all other indebtedness, obligations and liabilities of Mezzanine A Borrower to Mezzanine A Lender now existing or hereafter incurred, created and arising from or relating to the Mezzanine A Loan, including, without limitation, any late charges, default interest, prepayment fees or premiums, exit fees, advances and post-petition interest.

“Mezzanine A Note” has the meaning provided in the Recitals hereto.

“Mezzanine B Borrower” has the meaning provided in the Recitals hereto.

“Mezzanine B Lender” has the meaning provided in the first paragraph of this Agreement.

“Mezzanine B Loan” has the meaning provided in the Recitals hereto.

“Mezzanine B Loan Agreement” has the meaning provided in the Recitals hereto.

“Mezzanine B Loan Documents” has the meaning provided in the Recitals hereto.

“Mezzanine B Loan Liabilities” shall mean, collectively, all of the indebtedness, liabilities and obligations of Mezzanine B Borrower under any Mezzanine B Loan Document, including, without limitation, (i) the principal amount of, and accrued interest on (including, without limitation, any interest which accrues after the commencement of any Proceeding of the Mezzanine B Borrower, whether or not such interest would be allowed in such Proceeding), the Mezzanine B Loan, (ii) all other indebtedness, obligations and liabilities of Mezzanine B Borrower to Mezzanine B Lender now existing or hereafter incurred or created under the Mezzanine B Loan Documents, and (iii) all other indebtedness, obligations and liabilities of Mezzanine B Borrower to Mezzanine B Lender now existing or hereafter incurred, created and arising from or relating to the Mezzanine B Loan, including, without limitation, any late charges, default interest, prepayment fees or premiums, exit fees, advances and post-petition interest.

“Mezzanine B Note” has the meaning provided in the Recitals hereto.

“Mezzanine C Borrower” has the meaning provided in the Recitals hereto.

“Mezzanine C Lender” has the meaning provided in the first paragraph of this Agreement.

“Mezzanine C Loan” has the meaning provided in the Recitals hereto.

“Mezzanine C Loan Agreement” has the meaning provided in the Recitals hereto.

“Mezzanine C Loan Documents” has the meaning provided in the Recitals hereto.

“Mezzanine C Loan Liabilities” shall mean, collectively, all of the indebtedness, liabilities and obligations of Mezzanine C Borrower under any Mezzanine C Loan Document, including, without limitation, (i) the principal amount of, and accrued interest on (including, without limitation, any interest which accrues after the commencement of any Proceeding of the Mezzanine C Borrower, whether or not such interest would be allowed in such Proceeding), the Mezzanine C Loan, (ii) all other indebtedness, obligations and liabilities of Mezzanine C Borrower to Mezzanine C Lender now existing or hereafter incurred or created under the Mezzanine C Loan Documents, and (iii) all other indebtedness, obligations and liabilities of Mezzanine C Borrower to Mezzanine C Lender now existing or hereafter incurred, created and arising from or relating to the Mezzanine C Loan, including, without limitation, any late charges, default interest, prepayment fees or premiums, exit fees, advances and post-petition interest.

“Mezzanine C Note” has the meaning provided in the Recitals hereto.

“Mezzanine Certificates” means any securities (including all classes thereof) representing beneficial ownership interests in all or a portion of the Mezzanine A Loan issued in connection with a Mezzanine Securitization.

“Mezzanine Lease Notice” has the meaning provided in Section 15(g).

“Mezzanine Nominee” has the meaning provided in Section 15(g).

“Mezzanine Securitization” has the meaning set forth in the definition of “Securitization” in the Mezzanine A Loan Agreement.

“Mezzanine Securitization Trust” means the trust established in connection with a Mezzanine Securitization.

“Monetary Cure Period” has the meaning provided in Section 12(b).

“Moody’s” means Moody’s Investors Service, Inc., and its successor-in-interest.

“Morningstar” means Morningstar Credit Ratings, LLC, or any of its successors in interest, assigns, or changed entity name or designation resulting from any acquisition by Morningstar, Inc. or other similar entity of Morningstar Credit Ratings, LLC.

“Mortgage” has the meaning provided in the Recitals hereto.

“New Lease” means a new or replacement ground lease which the leasehold mortgagee or its nominee or Mezzanine Nominee may enter into with a ground lessor upon the termination of the related Ground Lease.

“New Mezzanine Loan” has the meaning provided in Section 15(m).

“New Mezzanine Loan Modification Documents” has the meaning provided in Section 15(m).

“New Mezzanine Loan Notice” has the meaning provided in Section 15(m).

“Non-Affiliate Holder” shall mean the holder of any interest in the Senior Loan or a Junior Loan, as the case may be (whether as the sole lender or a co-lender, or as a participant, noteholder or otherwise) that is not an Affiliate Holder.

“Non-Controlling Foreclosure Holder” means any Foreclosure Holder that has acquired, directly or indirectly, not more (when aggregated with the interests of its Affiliates) than a twenty-five percent (25%) economic, legal or other beneficial interest in any applicable Borrower Party or a Junior Borrower, as the case may be, provided that no applicable Foreclosure Agreement provides such Foreclosure Holder (or its Affiliates) with voting, approval, consent or other rights (other than those set forth in or otherwise contemplated by the terms of such Co-Lender Agreement as of the date hereof) that would result in such Foreclosure Holder (i) directly or indirectly, through one or more intermediaries, Controlling, being Controlled by or under common Control with any Borrower Party or any Junior Borrower, or

(ii) having the power, directly or indirectly, to direct or cause the direction of the management or policies of any Borrower Party or any Junior Borrower, whether through the ability to exercise voting power, by contract or otherwise.

“Non-Monetary Cure Period” has the meaning provided in Section 12(c).

“Notice” has the meaning provided in Section 18(a).

“Participating Holder” means, upon a Transfer of title to Equity Collateral in accordance with Section 6(a), any participant or co-lender (or, in the case of a Mezzanine Securitization, any holder of Mezzanine Certificates) that elects to deliver a Third Party Agreement or Letter of Credit pursuant to the terms and conditions of Section 6(a).

“Paulson” shall mean Paulson Advantage Plus Master Ltd., an Exempted Company incorporated in the Cayman Islands with limited liability, together with its successors and permitted assigns.

“Permitted Fund Manager” means any Person that on the date of determination is not subject to a Proceeding and is (i) one of the Persons listed on Exhibit F or any other nationally-recognized manager of investment funds investing in debt or equity interests relating to commercial real estate, (ii) a Person that is a Qualified Transferee pursuant to clauses (iii)(A), (B), (C) (D) or (G) of the definition thereof, or (iii) a Junior Lender, in each case which are investing through a fund with committed capital under management of at least $500,000,000.

“Permitted Investment Fund” has the meaning provided in the definition of Qualified Transferee below.

“Person” means any individual, corporation, limited liability company, general or limited partnership, joint venture, estate, trust, unincorporated association, bank, any federal, state, county or municipal government or any bureau, department or agency thereof, and any fiduciary acting in such capacity on behalf of any of the foregoing.

“Pledge” has the meaning provided in Section 16(a).

“Premises” has the meaning provided in the Recitals hereto.

“Principal” shall mean the Special Purpose Entity that is the general partner of a Person, if such Person is a limited partnership, or managing member of a Person, if such Person is a limited liability company other than a single-member Delaware limited liability company.

“Proceeding” has the meaning provided in Section 11(d).

“Property Manager” means the current Manager or any successor thereto as property manager of the Individual Properties pursuant to the Senior Loan Documents.

“Protective Advances” means all sums advanced for the purpose of payment of real estate taxes (including special assessments or payments in lieu of real estate taxes), maintenance costs, insurance premiums, ground rents or other items (including capital expenses and leasing costs such as (without limitation) leasing commissions and tenant improvement allowances) reasonably necessary to protect the Premises or any applicable Separate Collateral respectively, or any respective portion thereof (including, but not limited to, all reasonable attorneys’ fees, costs relating to the entry upon the Premises or any portion thereof to make repairs and the payment, purchase, contest or compromise of any encumbrance, charge or lien which in the reasonable judgment of Senior Lender or a Junior Lender is likely to be prior or superior to the Senior Loan Documents or such Junior Lender’s Junior Loan Documents) from forfeiture, casualty, loss or waste, including, with respect to the Senior Loan or any Senior Junior Loan, amounts advanced or otherwise paid by a Junior Lender pursuant to Section 12 (including any Standstill Fee or as otherwise permitted by this Agreement).

“Purchase Election Notice” has the meaning provided in Section 14(a).

“Purchase Option Event” has the meaning provided in Section 14(a).

“Purchase Option Notice” has the meaning provided in Section 14(a).

“Qualified Manager” means any of (a) HVM (and, with respect to the Individual Properties located in Canada, HVM Canada Hotel Management ULC, an Alberta unlimited liability corporation, as applicable), (b) an Affiliate of HVM, (c) an Affiliate of Borrower or any Guarantor, (d) New HVM; (c) a professional management organization which (i) is a reputable and experienced management company having at least five (5) years’ experience in the management of hospitality properties with similar size, scope, class, use and value as the Individual Properties and (ii) has, together with its affiliates, for at least five (5) years prior to its engagement as property manager, managed at least ten thousand (10,000) full service or extended stay hotel or motel rooms; (d) any property manager set forth on Exhibit G hereto or its Affiliate, provided that no material adverse change shall have occurred and be continuing after the date hereof with respect to the business, operations or financial condition of such property manager; or (e) any other property manager approved by Senior Lender (or, if the Senior Loan Liabilities are not then outstanding, by Senior Junior Lender), which approval shall not be unreasonably withheld, it being agreed that it shall be reasonable for Senior Lender (or Senior Junior Lender, as applicable) to withhold approval if the proposed property manager would not satisfy the applicable guidelines of the Rating Agencies); provided, that, with respect to clauses (b) and (e), so long as any Certificates are outstanding, a Rating Agency Confirmation shall have been obtained from the applicable Rating Agencies with respect to the management of the Individual Properties by such Person, and with respect to clauses (b), (c), (d) and (e), at the time of appointment (i) such Person is not, and its principals are not, the subject of a Proceeding, and (iii) if such Person is an affiliate of any Borrower Party, an Additional Insolvency Opinion shall be required to be delivered to Senior Lender or Senior Junior Lender, as applicable.

“Qualified Transferee” means (i) JPM, GACC, CGMRC, BofA, Goldman, (ii) any respective Affiliate of any of the foregoing, or (iii) one or more of the following:

(A) a real estate investment trust, bank, saving and loan association, investment bank, insurance company, trust company, commercial credit corporation, pension plan, pension fund or pension advisory firm, mutual fund, government entity or plan, provided that any such Person referred to in this clause (A) satisfies the Eligibility Requirements;

(B) an investment company, money management firm or “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933, as amended, or an institutional “accredited investor” within the meaning of Regulation D under the Securities Act of 1933, as amended, provided that any such Person referred to in this clause (B) satisfies the Eligibility Requirements;

(C) an institution substantially similar to any of the Persons described in clause (iii)(A), (iii)(B) or (iii)(F) of this definition that satisfies the Eligibility Requirements;

(D) any Person Controlled by, Controlling or under common Control with any of the Persons described in clause (i), clause (ii) or clause (iii)(A), (iii)(B) or (iii)(C) above or clause (iii)(F) of this definition;

(E) a Qualified Trustee (or, in the case of collateralized debt obligations (“CDO”), a single-purpose bankruptcy-remote entity which contemporaneously assigns or pledges its interest in the applicable Junior Loan or a participation interest therein (or any portion thereof) to a Qualified Transferee) in connection with (aa) a securitization of, or (bb) the creation of a CDO secured by, or (cc) a financing through an “owner trust” of, the applicable Junior Loan or any interest therein (any of the foregoing, a “Securitization Vehicle”), provided, that (1) one or more classes of securities issued by such Securitization Vehicle is initially rated at least investment grade by each of the Rating Agencies (including by Morningstar, if rated by Morningstar) (it being understood that with respect to any Rating Agency that assigned such a rating to the securities issued by such Securitization Vehicle, a Rating Agency Confirmation will not be required in connection with a Transfer of a Junior Loan or any interest therein to such Securitization Vehicle, except that if one or more classes of Certificates is rated by Moody’s, the transferee may not rely on this clause (1) with respect to Moody’s); (2) in the case of a Securitization Vehicle that is not a CDO, the special servicer of such Securitization Vehicle has the Required Special Servicer Rating at the time of Transfer and the related transaction documents for such Securitization Vehicle require that any successor have the Required Special Servicer Rating (such Person, an “Approved Servicer”) and such Approved Servicer is required to service and administer the applicable Junior Loan or any interest therein in accordance with servicing arrangements for the assets held by the Securitization Vehicle which require that such Approved Servicer act in accordance with a servicing standard notwithstanding any contrary direction or instruction from any other Person; or (3) in the case of a Securitization Vehicle that is a CDO, the CDO Asset Manager and, if applicable, each Intervening Trust Vehicle that is not administered and managed by a CDO Asset Manager which is a Qualified Transferee, are each a Qualified Transferee under clauses (iii)(A), (B), (C), (D), (F), (G) or (I) of this definition;

(F) an investment fund, limited liability company, limited partnership or general partnership (a “Permitted Investment Fund”) where a Permitted Fund Manager acts as general partner, managing member or fund manager and at least fifty percent (50%) of the equity interests in such investment vehicle are owned, directly or indirectly, by one or more of the following: a Junior Lender, a Qualified Transferee, an institutional “accredited investor”, within the meaning of Regulation D promulgated under the Securities Act of 1933, as amended, and/or a “qualified institutional buyer” or both within the meaning of Rule 144A promulgated under the Securities Exchange Act of 1934, as amended, provided such institutional “accredited investors” or “qualified institutional buyers” that are used to satisfy the fifty percent (50%) test set forth above in this clause (F) satisfy the financial tests in clause (i) of the definition of Eligibility Requirements;

(G) any Person that is a Qualified Transferee but is acting in any agency capacity in connection with a lending syndicate, so long as more than fifty percent (50%) of the lenders in the lending syndicate (by loan balance or committed loan amounts) are Qualified Transferees;

(H) the Mezzanine Securitization Trust and all holders of Mezzanine Certificates; provided that at the time of Transfer (I) the master servicer on behalf of the Mezzanine Securitization Trust has the Required Master Servicer Rating, (II) the special servicer on behalf of the Mezzanine Securitization Trust has the Required Special Servicer Rating, and (III) a Qualified Trustee acts as the trustee on behalf of the Mezzanine Securitization Trust; and provided, further, that not less than fifty-one percent (51%) of the holders of the Mezzanine Certificates, which holders must include all Directing Mezzanine Certificate Holders satisfy the experience test set forth in clause (ii) of the definition of Eligibility Requirements; or

(I) following a Securitization any Person as to which a Rating Agency Confirmation shall have been given with respect to such Transfer.

“Qualified Trustee” means (i) a corporation, national bank, national banking association or a trust company, organized and doing business under the laws of any state or the United States of America, authorized under such laws to exercise corporate trust powers and to accept the trust conferred, having a combined capital and surplus of at least $100,000,000 and subject to supervision or examination by federal or state authority, (ii) an institution insured by the Federal Deposit Insurance Corporation or (iii) an institution whose long-term senior unsecured debt is rated either of the then in effect top two (2) rating categories of S&P and one of either Moody’s or Fitch, and of any other Rating Agency that rates such debt.

“Rating Agencies” means, prior to the final Securitization of the entire Senior Loan, collectively, S&P, Moody’s, Fitch, Morningstar, Kroll and DBRS and any other nationally-recognized statistical rating agency which has been designated by Senior Lender to Junior Lenders and, after the final Securitization of the entire Senior Loan, shall mean any of the foregoing that have been engaged to rate any of the Certificates.

“Rating Agency Confirmation” means a written affirmation from each of the Rating Agencies that the credit rating of the Certificates assigned by such Rating Agency immediately prior to the occurrence of the event with respect to which such Rating Agency Confirmation is sought will not be qualified, downgraded or withdrawn as a result of the occurrence of such event. In the event that (i) no Certificates are outstanding, (ii) each and every Rating Agency, in writing, waives, declines or refuses to review or otherwise engage any request for Rating Agency Confirmation hereunder, or (iii) the Senior Loan is not part of a Securitization, any action that would otherwise require a Rating Agency Confirmation (but would not otherwise require the consent of Senior Lender hereunder) shall instead require the consent of Senior Lender, which consent shall not be unreasonably withheld, conditioned or delayed; provided that, Senior Lender shall not be entitled to charge a Junior Lender fees in connection with such consent. For the purposes of this Agreement, if any Rating Agency shall, in writing, waive, decline or refuse to review or otherwise engage any request for Rating Agency Confirmation hereunder, such waiver, declination, or refusal shall be deemed to eliminate, for such request only, the condition that a Rating Agency Confirmation by such Rating Agency (only) be obtained for purposes of this Agreement (and in the event that such Rating Agency shall give such waiver, declination or refusal orally but not in writing, Senior Lender shall have the right, but not the obligation, to waive such condition with respect to such Rating Agency (only)). If, within ten (10) Business Days following delivery to a Rating Agency of a written request for a Rating Agency Confirmation in connection with a proposed action by a Junior Lender hereunder and all information and documents that would be reasonably required for such Rating Agency to provide a Rating Agency Confirmation for the proposed action, such Rating Agency has not replied to such request or has responded in a manner that indicates that such Rating Agency is neither reviewing such request nor waiving the requirement for a Rating Agency Confirmation, then Senior Lender shall cooperate with such Junior Lender to obtain confirmation (A) if applicable, that such Rating Agency has received such request, and (B) whether such Rating Agency waives, declines or refuses to review or otherwise engage such request. For purposes of clarity, any such waiver, declination or refusal to review or otherwise engage in any request for a Rating Agency Confirmation hereunder shall not be deemed a waiver, declination or refusal to review or otherwise engage in any subsequent request for a Rating Agency Confirmation hereunder and the condition for Rating Agency Confirmation pursuant to this Agreement for any subsequent request shall apply regardless of any previous waiver, declination or refusal to review or otherwise engage in such prior request. For the purpose of this definition, any Rating Agency Confirmation, waiver, request, acknowledgement or approval that is required to be in writing may be in the form of electronic mail.

“Realization Event” has the meaning provided in Section 6(a).

“Redirection Notice” has the meaning provided in Section 16(a).

“Required Master Servicer Rating” means a master servicer that (i) has a rating of “CMS3” in the case of Fitch, (ii) is on S&P’s select servicer list as a “U.S. Commercial Mortgage Master Servicer” in the case of S&P, (iii) in the case of Moody’s, such master servicer is acting as the master servicer in a commercial mortgage loan securitization that was rated by Moody’s within the twelve (12) month period prior to the date of determination and Moody’s has not downgraded or withdrawn the then-current rating on any class of commercial mortgage securities or placed any class of commercial mortgage securities on watch citing the continuation of such master servicer as master servicer of such commercial mortgage securities as the reason for such downgrade or withdrawal, (iv) in the case of Morningstar, such master servicer has a ranking by Morningstar equal to or higher than “MOR CS3” as a master servicer, is acting as master servicer in a commercial mortgage loan securitization that was rated by a Rating Agency within the twelve (12) month period prior to the date of determination, and Morningstar has not downgraded or withdrawn the then-current rating on any class of commercial mortgage securities or placed any class of commercial mortgage securities on watch citing the continuation of such master servicer as master servicer of such commercial mortgage securities, and (v) in the case of DBRS, if currently acting as a master servicer on a deal or transaction level basis for all or a significant portion of the related mortgage loans in other commercial mortgage loan securitizations, certifies that DBRS has not, with respect to any such other commercial mortgage loan securitization, (A) qualified, downgraded or withdrawn, its rating or ratings of one or more classes of such commercial mortgage securities, or (B) placed one or more such classes on “watch status” in contemplation of a ratings downgrade or withdrawal and, in the case of the foregoing clauses (A) and (B), cited servicing concerns with the master servicer as the sole or material factor in such rating action. The requirement of any Rating Agency that, at the relevant time of determination, has not assigned a rating to the securities issued by the relevant Securitization Vehicle or the Mezzanine Certificates, as applicable, shall be disregarded.

“Required Special Servicer Rating” means a special servicer that (i) has a rating of “CSS3” in the case of Fitch, (ii) is on S&P’s select servicer list as a “U.S. Commercial Mortgage Special Servicer” in the case of S&P, (iii) in the case of Moody’s, such special servicer is acting as special servicer in a commercial mortgage loan securitization that was rated by Moody’s within the twelve (12) month period prior to the date of determination and Moody’s has not downgraded or withdrawn the then-current rating on any class of commercial mortgage securities or placed any class of commercial mortgage securities on watch citing the continuation of such special servicer as special servicer of such commercial mortgage securities as the reason for such downgrade or withdrawal, (iv) in the case of Morningstar, such special servicer has a ranking by Morningstar equal to or higher than “MOR CS3” as a special servicer, is acting as special servicer in a commercial mortgage loan securitization that was rated by a Rating Agency within the twelve (12) month period prior to the date of determination, and Morningstar has not downgraded or withdrawn the then-current rating on any class of commercial mortgage securities or placed any class of commercial mortgage securities on watch citing the continuation of such special servicer as special servicer of such commercial mortgage securities, and (v) in the case of DBRS, if currently acting as a special servicer on a deal or transaction level basis for all or a significant portion of the related mortgage loans in other commercial mortgage loan securitizations, certifies that DBRS has not, with respect to any such other commercial mortgage loan securitization (A) qualified, downgraded or withdrawn, its rating or ratings of one or more classes of such commercial mortgage securities, or (B) placed one or more such classes on “watch status” in contemplation of a ratings downgrade or withdrawal and, in the case of the foregoing clauses (A) and (B), cited servicing concerns with the special servicer as the sole or material factor in such rating action. The requirement of any Rating Agency that, at the relevant time of determination, has not assigned a rating to the securities issued by the relevant Securitization Vehicle or the Mezzanine Certificates, as applicable, shall be disregarded.

“Resized Components” has the meaning provided in Section 15(k).

“Resizing” has the meaning provided in Section 15(k).

“Resizing Date” has the meaning provided in Section 15(k).

“Resizing Notice” has the meaning provided in Section 15(k).

“Restricted Rights” has the meaning provided in Section 19(a)(iii).

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, and its successor-in-interest.

“Securitization” means the sale or securitization of the Senior Loan (or any portion thereof) in one or more transactions through the issuance of securities, which securities may be assigned ratings by the Rating Agencies.

“Securitization Vehicle” has the meaning provided in the definition of Qualified Transferee above.

“Senior Junior Borrowers” means (i) with respect to the Mezzanine A Loan, no other Junior Borrower; (ii) with respect to the Mezzanine B Loan, Mezzanine A Borrower; and (iii) with respect to Mezzanine C Loan, Mezzanine A Borrower and Mezzanine B Borrower.

“Senior Junior Borrower Group” has the meaning provided in Section 11(d)(iv).

“Senior Junior Lenders” means (i) with respect to the Mezzanine A Loan, no other Junior Lender; (ii) with respect to the Mezzanine B Loan, Mezzanine A Lender; and (iii) with respect to the Mezzanine C Loan, Mezzanine A Lender and Mezzanine B Lender.

“Senior Junior Loan” means (i) with respect to the Mezzanine A Loan, no other Junior Loan; (ii) with respect to the Mezzanine B Loan, the Mezzanine A Loan; and (iii) with respect to the Mezzanine C Loan, the Mezzanine A Loan and the Mezzanine B Loan.

“Senior Junior Loan Agreement” means (i) with respect to the Mezzanine A Loan, no other Junior Loan Agreement; (ii) with respect to the Mezzanine B Loan, the Mezzanine A Loan Agreement; and (iii) with respect to the Mezzanine C Loan, the Mezzanine A Loan Agreement and the Mezzanine B Loan Agreement.

“Senior Junior Loan Documents” means (i) with respect to the Mezzanine A Loan, no other Junior Loan Documents; (ii) with respect to the Mezzanine B Loan, the Mezzanine A Loan Documents; and (iii) with respect to the Mezzanine C Loan, the Mezzanine A Loan Documents and the Mezzanine B Loan Documents.

“Senior Junior Loan Liabilities” means (i) with respect to the Mezzanine A Loan, no other Junior Loan Liabilities; (ii) with respect to the Mezzanine B Loan, the Mezzanine A Loan Liabilities; and (iii) with respect to the Mezzanine C Loan, the Mezzanine A Loan Liabilities and the Mezzanine B Loan Liabilities.

“Senior Junior Loan Purchase Price” has the meaning provided in Section 14(a).

“Senior Lender” has the meaning provided in the first paragraph of this Agreement.

“Senior Loan” has the meaning provided in the Recitals hereto.

“Senior Loan Agreement” has the meaning provided in the Recitals hereto.

“Senior Loan Default Notice” has the meaning provided in Section 12(a).

“Senior Loan Documents” has the meaning provided in the Recitals hereto.

“Senior Loan Liabilities” means, collectively, all of the indebtedness, liabilities and obligations of each Borrower Party under any Senior Loan Document, including, without limitation (i) the principal amount of, and accrued interest on (including, without limitation, any interest which accrues after the commencement of any Proceeding of the applicable Borrower Party, whether or not such interest would be allowed in such Proceeding), the Senior Loan, (ii) all other indebtedness, obligations and liabilities of each Borrower Party to Senior Lender now existing or hereafter incurred or created under the Senior Loan Documents, and (iii) all other indebtedness, obligations and liabilities of each Borrower Party to Senior Lender now existing or hereafter incurred, created and arising from or relating to the Senior Loan, including, without limitation, any late charges, default interest, prepayment fees or premiums, exit fees, advances, post petition interest, special servicing, workout and liquidation fees payable to the Servicer.

“Senior Loan Modification” has the meaning provided in Section 8(a).

“Senior Note” has the meaning provided in the Recitals hereto.

“Separate Collateral” means with respect to each Junior Loan (i) the Equity Collateral securing such Junior Loan, (ii) the accounts (and monies therein from time to time) established pursuant to the Cash Management Agreement or any other Junior Loan Document, as the case may be, and (iii) any other collateral given as security for such Junior Loan pursuant to the related Junior Loan Documents, in each case not directly constituting security for the Senior Loan or any other Junior Loan.

“Subordinate Junior Borrowers” means (i) with respect to the Mezzanine A Loan, Mezzanine B Borrower and Mezzanine C Borrower; (ii) with respect to the Mezzanine B Loan, Mezzanine C Borrower; and (iii) with respect to the Mezzanine C Loan, no Junior Borrower.

“Subordinate Junior Lenders” means (i) with respect to the Mezzanine A Loan, the Mezzanine B Lender and the Mezzanine C Lender; (ii) with respect to the Mezzanine B Loan, the Mezzanine C Lender; and (iii) with respect to the Mezzanine C Loan, no Junior Lender.

“Subordinate Junior Loans” means (i) with respect to the Mezzanine A Loan, the Mezzanine B Loan and the Mezzanine C Loan; (ii) with respect to the Mezzanine B Loan, the Mezzanine C Loan; and (iii) with respect to the Mezzanine C Loan, no Junior Loan.

“Supplemental Third Party Obligor” means a transferee of the Equity Collateral or a Person who, alone or together with others, Controls, directly or indirectly, a transferee of the Equity Collateral, that either (i) is reasonably acceptable to Senior Lender and Senior Junior Lender, if applicable, or (ii) collectively with any other Supplemental Third Party Obligors has either (x) capital/statutory surplus or shareholders’ or partners’ equity in an amount (1) equal to at least $500,000,000 or (2) which, when added to (A) the amount of any cash, Letter of Credit or other collateral reasonably acceptable to Senior Lender and Senior Junior Lender posted with Senior Lender (and/or Senior Junior Lender) as security for such transferee’s or such Person’s obligations under each and every supplemental Third Party Agreement delivered by such transferee or such Person and (B) the amount which a direct or indirect parent of such transferee or such Person (which parent itself has either (i) market capitalization of not less than $800,000,000 or (ii) capital/statutory surplus or shareholders’ or partners’ equity in an amount not less than $500,000,000) has irrevocably committed to contribute to such transferee or Person (pursuant to an agreement reasonably satisfactory to Senior Lender and Senior Junior Lender), would total at least $500,000,000; or (y) market capitalization in an amount equal to at least $800,000,000. Notwithstanding the foregoing, in the event that more than one Supplemental Third Party Obligor shall deliver respective supplemental Third Party Agreements as provided in Section 6(g), the amount of capital/statutory surplus or shareholders’ or partners’ equity or market capitalization, as applicable, required in respect of such Supplemental Third Party Obligor shall in each case be a pro rata portion of the applicable amount set forth in the preceding sentence, based on the percentage interest of the applicable Participating Holder in the applicable Junior Loan as of the applicable Third Party Agreement Date (as such percentage interest may be increased by an amount equal to the portion identified in the applicable supplemental Third Party Agreement as the percentage interest in the Junior Loan (or Mezzanine Certificates, as applicable) held by each applicable Covered Holder, if any, being covered by such supplemental Third Party Agreement).

“Third Party Agreement” has the meaning provided in Section 6(a).

“Third Party Agreement Date” means, as applicable in connection with the delivery of any supplemental Third Party Agreement, the date of the applicable Realization Event, the date of the applicable conversion in respect of which the Conversion Conditions apply, or the date of the applicable New Ground Lease or assumption of the applicable Ground Lease in respect of which the Assumption Conditions apply.

“Third Party Obligor” has the meaning provided in Section 6(a).

“Transfer” means any assignment, pledge, conveyance, sale, transfer, mortgage, encumbrance, grant of a security interest, issuance of a participation interest, conversion or other disposition (including, without limitation, pursuant to a foreclosure or deed or assignment-in-lieu thereof), either directly or indirectly, by operation of law or otherwise. “Transferred” and “Transferring” shall have the respective correlative meanings thereto.

For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

(i) all capitalized terms defined in the Recitals to this Agreement shall have the meanings ascribed thereto whenever used in this Agreement and the terms defined in this Agreement have the meanings assigned to them in this Agreement, and the use of any gender herein shall be deemed to include the other genders;

(ii) capitalized terms not otherwise defined herein shall have the meaning assigned to them in the Senior Loan Agreement as of the date hereof unless the parties hereto agree to an amendment of any such terms in accordance with Section 18(d) hereof;

(iii) all references in this Agreement to designated Sections, Subsections, Paragraphs, Articles, Exhibits, Schedules and other subdivisions or addenda without reference to a document are to the designated sections, subsections, paragraphs and articles and all other subdivisions of and exhibits, schedules and all other addenda to this Agreement, unless otherwise specified;

(iv) a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall apply to Paragraphs and other subdivisions;

(v) the headings and captions used in this Agreement are for convenience of reference only and do not define, limit or describe the scope or intent of the provisions of this Agreement;

(vi) the terms “includes” or “including” shall mean without limitation by reason of enumeration;

(vii) the words “herein”, “hereof”, “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular provision;

(viii) the words “to a Junior Lender’s knowledge” or “to the knowledge of a Junior Lender” (or words of similar meaning) shall mean to the actual knowledge of officers of the applicable Junior Lender with direct oversight responsibility for its Junior Loan without independent investigation or inquiry and without any imputation whatsoever;

(ix) the words “to Senior Lender’s knowledge” or “to the knowledge of Senior Lender” (or words of similar meaning) shall mean to the actual knowledge of officers of Senior Lender with direct oversight responsibility for the Senior Loan without independent investigation or inquiry and without any imputation whatsoever;

(x) unless otherwise specified, all meanings attributed to defined terms herein shall be equally applicable to both the singular and plural forms of the terms so defined; and

(xi) the use of terms “Junior Lender”, “Senior Junior Lender”, or “Subordinate Junior Lender” to refer to any Person shall include, as applicable, each designee of such Person that takes title to (a) Equity Collateral pursuant to a Realization Event, or (b) the Senior Loan or any applicable Senior Junior Loan pursuant to a purchase thereof in accordance with Section 14.

Section 2.	CHARACTERIZATION OF THE JUNIOR LOANS.

(a) Senior Loan. Each Junior Lender, with respect only to its Junior Loan and with respect to itself only, hereby acknowledges that (i) Borrower will not ever have any liability or obligation whatsoever with respect to the Junior Notes or otherwise in connection with the payment of the Junior Loans, (ii) the Junior Loans do not constitute or impose, and shall not be deemed or construed as constituting or imposing now or hereafter, a lien or encumbrance upon, or security interest in any portion of the Premises or any other collateral owned by Borrower securing the Senior Loan or otherwise grant to any Junior Lender the status of a creditor of Borrower, (iii) such Junior Lender shall not assert, claim or raise as a defense, any such lien, encumbrance or security interest in the Premises or any status as a creditor of any Borrower Party in any action or proceeding, including any Proceeding commenced by or against any Borrower Party, and (iv) such Junior Lender shall not assert, pursue, confirm or acquiesce in any way to any recharacterization of the Junior Loans as having conferred upon any Junior Lender any lien or encumbrance upon, or security interest in, the Premises or any portion thereof or as having conferred upon any Junior Lender the status of a creditor of any Borrower Party.

(b) Mezzanine A Loan. Mezzanine A Lender hereby acknowledges that (i) no Junior Borrower other than the Mezzanine A Borrower will ever have any liability or obligation whatsoever with respect to the Mezzanine A Note or otherwise in connection with the payment of the Mezzanine A Loan; (ii) the Mezzanine A Loan does not constitute or impose, and shall not be deemed or construed as constituting or imposing now or hereafter, a lien or encumbrance upon, or security interest in any portion of the Separate Collateral securing any Junior Loan other than the Mezzanine A Loan; (iii) the Mezzanine A Loan does not grant to Mezzanine A Lender the status as a creditor of any Junior Borrower other than Mezzanine A Borrower; (iv) Mezzanine A Lender shall not assert, claim or raise as a defense, any such lien, encumbrance or security interest in the Separate Collateral securing any Junior Loan other than the Mezzanine A Loan; (v) Mezzanine A Lender shall not assert, claim or raise as a defense any status as a creditor of any Junior Borrower other than Mezzanine A Borrower in any action or proceeding, including any Proceeding commenced by or against Mezzanine A Borrower; (vi) Mezzanine A Lender shall not assert, pursue, confirm or acquiesce in any way to any recharacterization of the Mezzanine A Loan as having conferred upon Mezzanine A Lender any lien or encumbrance upon, or security interest in, the Separate Collateral securing any Junior Loan other than the Mezzanine A Loan or as having conferred upon Mezzanine A Lender the status of a creditor of any Junior Borrower other than Mezzanine A Borrower; and (vii) the Subordinate Junior Lender to the Mezzanine A Lender may obtain title to its respective Separate Collateral subject to the terms of Section 6 and Mezzanine A Lender consents thereto.

(c) Mezzanine B Loan. Mezzanine B Lender hereby acknowledges that (i) no Junior Borrower other than the Mezzanine B Borrower will ever have any liability or obligation whatsoever with respect to the Mezzanine B Note or otherwise in connection with the payment of the Mezzanine B Loan; (ii) the Mezzanine B Loan does not constitute or impose, and shall not be deemed or construed as constituting or imposing now or hereafter, a lien or encumbrance upon, or security interest in any portion of the Separate Collateral securing any Junior Loan other than the Mezzanine B Loan; (iii) the Mezzanine B Loan does not grant to Mezzanine B Lender the status as a creditor of any Junior Borrower other than Mezzanine B Borrower; (iv) Mezzanine B Lender shall not assert, claim or raise as a defense, any such lien, encumbrance or security interest in the Separate Collateral securing any Junior Loan other than the Mezzanine B Loan; (v) Mezzanine B Lender shall not assert, claim or raise as a defense any status as a creditor of any Junior Borrower other than Mezzanine B Borrower in any action or proceeding, including any Proceeding commenced by or against Mezzanine B Borrower; (vi) Mezzanine B Lender shall not assert, pursue, confirm or acquiesce in any way to any recharacterization of the Mezzanine B Loan as having conferred upon Mezzanine B Lender any lien or encumbrance upon, or security interest in, the Separate Collateral securing any Junior Loan other than the Mezzanine B Loan or as having conferred upon Mezzanine B Lender the status of a creditor of any Junior Borrower other than Mezzanine B Borrower; and (vii) the Subordinate Junior Lender to the Mezzanine B Lender may obtain title to its respective Separate Collateral subject to the terms of Section 6 and Mezzanine B Lender consents thereto.

(d) Mezzanine C Loan. Mezzanine C Lender hereby acknowledges that (i) no Junior Borrower other than the Mezzanine C Borrower will ever have any liability or obligation whatsoever with respect to the Mezzanine C Note or otherwise in connection with the payment of the Mezzanine C Loan; (ii) the Mezzanine C Loan does not constitute or impose, and shall not be deemed or construed as constituting or imposing now or hereafter, a lien or encumbrance upon, or security interest in any portion of the Separate Collateral securing any Junior Loan other than the Mezzanine C Loan; (iii) the Mezzanine C Loan does not grant to Mezzanine C Lender the status as a creditor of any Junior Borrower other than Mezzanine C Borrower; (iv) Mezzanine C Lender shall not assert, claim or raise as a defense, any such lien, encumbrance or security interest in the Separate Collateral securing any Junior Loan other than the Mezzanine C Loan; (v) Mezzanine C Lender shall not assert, claim or raise as a defense any status as a creditor of any Junior Borrower other than Mezzanine C Borrower in any action or proceeding, including any Proceeding commenced by or against Mezzanine C Borrower; and (vi) Mezzanine C Lender shall not assert, pursue, confirm or acquiesce in any way to any recharacterization of the Mezzanine C Loan as having conferred upon Mezzanine C Lender any lien or encumbrance upon, or security interest in, the Separate Collateral securing any Junior Loan other than the Mezzanine C Loan or as having conferred upon Mezzanine C Lender the status of a creditor of any Junior Borrower other than Mezzanine C Borrower.

(e) Intentionally Omitted.

(f) Junior Loans. Senior Lender hereby acknowledges that (i) no Junior Borrower will ever have any liability or obligation whatsoever with respect to the Senior Note or otherwise in connection with the payment of the Senior Loan; (ii) the Senior Loan does not constitute or impose, and shall not be deemed or construed as constituting or imposing now or hereafter, a lien or encumbrance upon, or security interest in any portion of the Separate

Collateral securing any Junior Loan, and the Separate Collateral securing any Junior Loan is not collateral for the Senior Loan; (iii) the Senior Loan does not grant to Senior Lender the status of a creditor of any Junior Borrower; (iv) Senior Lender shall not assert, claim, or raise as a defense, any such lien, encumbrance, or security interest in the Separate Collateral securing any Junior Loan; (v) Senior Lender shall not assert, claim, or raise as a defense any status as a creditor of any Junior Borrower in any action or proceeding, including any Proceeding commenced by or against any Junior Borrower; (vi) Senior Lender shall not assert, pursue, confirm, or acquiesce in any way to any recharacterization of the Senior Loan as having conferred upon Senior Lender any lien or encumbrance upon, or security interest in, the Separate Collateral securing any Junior Loan or as having conferred upon Senior Lender the status of a creditor of any Junior Borrower, and (vii) Junior Lenders may obtain title to their respective Separate Collateral subject to the terms of Section 6 and Senior Lender hereby consents thereto. Notwithstanding any provisions herein to the contrary, Senior Lender agrees that no default or Event of Default under any Junior Loan Documents shall, in and of itself, constitute or give rise to a default or Event of Default under the Senior Loan Documents, entitle Senior Lender to accelerate payments under the Senior Loan Documents or entitle Senior Lender to modify any provisions of the Senior Loan Documents; provided, however, the circumstances giving rise to a default or Event of Default under any Junior Loan Documents may independently give rise to a default or Event of Default under the Senior Loan Documents as provided for therein. Notwithstanding any provisions herein to the contrary, Senior Junior Lenders agree that no default or Event of Default under any Junior Loan Documents shall, in and of itself, constitute or give rise to a default or Event of Default under the Senior Junior Loan Documents, entitle any Senior Junior Lender to accelerate payments under the Senior Loan Documents or entitle any Senior Lender to modify any provisions of the Senior Junior Loan Documents; provided, however, the circumstances giving rise to a default or Event of Default under any Junior Loan Documents may independently give rise to a default or Event of Default under the Senior Junior Loan Documents as provided for therein.

Section 3.	APPROVAL OF LOANS AND LOAN DOCUMENTS.

(a) Junior Lenders. Each Junior Lender hereby acknowledges as to itself only that (i) it has received and reviewed and, subject to the terms and conditions of this Agreement, hereby consents to and approves of the making of the Senior Loan and each of the Junior Loans (other than the Junior Loan held by such Junior Lender) and, subject to the terms and provisions of this Agreement, all of the terms and provisions of the Senior Loan Documents and each of the Junior Loan Documents (other than the Junior Loan Documents relating to the Junior Loan held by such Junior Lender); (ii) the execution, delivery and performance of the Senior Loan Documents and each of the Junior Loan Documents (other than the Junior Loan Documents relating to the Junior Loan held by such Junior Lender) will not constitute a default or an event which, with the giving of notice or the lapse of time, or both, would constitute a default under the Junior Loan Documents relating to the Junior Loan held by such Junior Lender; (iii) none of Senior Lender nor any other Junior Lender is under any obligation or duty to, nor has Senior Lender nor any other Junior Lender represented that any Person will, see to (a) the application of the proceeds of the Senior Loan and (b) the application of the proceeds of any Junior Loan (other than the Junior Loan held by such Junior Lender); (iv) (A) any application or use of the proceeds of the Senior Loan for purposes other than those provided in the Senior Loan Documents shall not affect, impair or defeat the terms and provisions of this Agreement or the Senior Loan

Documents and (B) any application or use of the proceeds of any Junior Loan (other than the Junior Loan held by such Junior Lender) for purposes other than those provided in the related Junior Loan Documents shall not affect, impair or defeat the terms and provisions of this Agreement or the related Junior Loan Documents; and (v) any conditions precedent to such Junior Lender’s consent to the other Junior Loan as set forth in such Junior Lender’s Junior Loan Documents or any other agreements with the applicable Junior Borrower, as they apply to the other Junior Loan Documents or the making of the other Junior Loan, have been either satisfied or waived.

(b) Senior Lender. Senior Lender hereby acknowledges that (i) it has received and reviewed, and, subject to the terms and conditions of this Agreement, hereby consents to and approves of the making of the Junior Loans and, subject to the terms and provisions of this Agreement, all of the terms and provisions of the Junior Loan Documents; (ii) the execution, delivery and performance of the Junior Loan Documents will not constitute a default or an event which, with the giving of notice or the lapse of time, or both, would constitute a default under the Senior Loan Documents; (iii) none of the Junior Lenders are under any obligation or duty to, nor has any Junior Lender represented that it will, see to the application of the proceeds of the Junior Loans; (iv) any application or use of the proceeds of the Junior Loans for purposes other than those provided in the Junior Loan Documents shall not affect, impair or defeat the terms and provisions of this Agreement or the Junior Loan Documents; (v) any conditions precedent to Senior Lender’s consent to the Junior Loans as set forth in the Senior Loan Documents or any other agreements with any Borrower Party, as they apply to the Junior Loan Documents or the making of the Junior Loans, have been either satisfied or waived; and (vi) any Junior Lender may obtain title to its respective Separate Collateral subject to the terms and conditions set forth in Section 6 and Senior Lender consents thereto.

Section 4.	REPRESENTATIONS AND WARRANTIES.

(a) Senior Lender. Senior Lender hereby represents and warrants as follows:

(i) Exhibit A attached hereto and made a part hereof is a true, correct and complete listing of the Senior Loan Documents (including all amendments, modifications, replacements, restatements, and supplements thereof) as of the date hereof. To Senior Lender’s knowledge, there currently exists no default or event which, with the giving of notice or the lapse of time, or both, would constitute a default under any of the Senior Loan Documents, including, without limitation, any breach of any of the representations and warranties made by any Borrower Party in the Senior Loan Documents. The Senior Loan has been fully funded.

(ii) Senior Lender is the legal and beneficial owner of the entire Senior Loan free and clear of any lien, security interest, option or other charge or encumbrance.

(iii) There are no conditions precedent to the effectiveness of this Agreement with respect to Senior Lender that have not been satisfied or waived.

(iv) Senior Lender has, independently and without reliance upon Junior Lenders and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement.

(v) Senior Lender is duly organized and is validly existing under the laws of the jurisdiction under which it was organized with full power to execute, deliver, and perform this Agreement and consummate the transactions contemplated hereby.

(vi) All actions necessary to authorize the execution, delivery, and performance of this Agreement on behalf of Senior Lender have been duly taken, and all such actions continue in full force and effect as of the date hereof.

(vii) Senior Lender has duly executed and delivered this Agreement and this Agreement constitutes the legal, valid, and binding agreement of Senior Lender enforceable against Senior Lender in accordance with its terms subject to (x) applicable bankruptcy, reorganization, insolvency and moratorium laws and (y) general principles of equity which may apply regardless of whether a proceeding is brought at law or in equity.

(viii) To Senior Lender’s knowledge, no consent of any other Person and no consent, license, approval, or authorization of, or exemption by, or registration or declaration or filing with, any governmental authority, bureau or agency is required in connection with the execution, delivery or performance by Senior Lender of this Agreement or consummation by Senior Lender of the transactions contemplated by this Agreement.

(ix) None of the execution, delivery and performance of this Agreement nor the consummation of the transactions contemplated by this Agreement will (v) violate or conflict with any provision of the organizational or governing documents of Senior Lender, (w) to Senior Lender’s knowledge, violate, conflict with, or result in the breach or termination of, or otherwise give any other Person the right to terminate, or constitute (or with the giving of notice or lapse of time, or both, would constitute) a default under the terms of any material contract, mortgage, lease, bond, indenture, agreement, or other instrument to which Senior Lender is a party or to which any of its properties are subject, (x) to Senior Lender’s knowledge, result in the creation of any lien, charge, encumbrance, mortgage, lease, claim, security interest, or other right or interest upon the properties or assets of Senior Lender pursuant to the terms of any such material contract, mortgage, lease, bond, indenture, agreement, franchise or other instrument, (y) violate any judgment, order, injunction, decree or award of any court, arbitrator, administrative agency or governmental or regulatory body of which Senior Lender has knowledge against, or binding upon, Senior Lender or upon any of the securities, properties, assets, or business of Senior Lender or (z) to Senior Lender’s knowledge, constitute a violation by Senior Lender of any statute, law or regulation that is applicable to Senior Lender.

(x) The Senior Loan is not cross-defaulted with any other loan. The Premises do not secure any other loan from Senior Lender to any Borrower Party or any other Person other than the Senior Loan.

(b) Junior Lenders. Each Junior Lender hereby severally represents and warrants, for and with respect to itself only, as follows:

(i) There are no conditions precedent to the effectiveness of this Agreement with respect to such Junior Lender that have not been satisfied or waived.

(ii) Such Junior Lender has, independently and without reliance upon Senior Lender or any other Junior Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement.

(iii) Such Junior Lender is duly organized and is validly existing under the laws of the jurisdiction under which it was organized with full power to execute, deliver, and perform this Agreement and consummate the transactions contemplated hereby.

(iv) All actions necessary to authorize the execution, delivery, and performance of this Agreement on behalf of such Junior Lender have been duly taken, and all such actions continue in full force and effect as of the date hereof.

(v) Such Junior Lender has duly executed and delivered this Agreement and this Agreement constitutes the legal, valid, and binding agreement of such Junior Lender enforceable against such Junior Lender in accordance with its terms subject to (x) applicable bankruptcy, reorganization, insolvency and moratorium laws, and (y) general principles of equity which may apply regardless of whether a proceeding is brought at law or in equity.

(vi) To the knowledge of such Junior Lender, no consent of any other Person and no consent, license, approval, or authorization of, or exemption by, or registration or declaration or filing with, any governmental authority, bureau or agency is required in connection with the execution, delivery or performance by such Junior Lender of this Agreement or consummation by such Junior Lender of the transactions contemplated by this Agreement.

(vii) None of the execution, delivery and performance of this Agreement nor the consummation of the transactions contemplated by this Agreement will (v) violate or conflict with any provision of the organizational or governing documents of such Junior Lender, (w) to such Junior Lender’s knowledge, violate, conflict with, or result in the breach or termination of, or otherwise give any other Person the right to terminate, or constitute (or with the giving of notice or lapse of time, or both, would constitute) a default under the terms of any material contract, mortgage, lease, bond, indenture, agreement, or other instrument to which such Junior Lender is a party or to which any of its properties are subject, (x) to such Junior Lender’s knowledge, result in the creation of any lien, charge, encumbrance, mortgage, lease, claim, security interest, or other right or interest upon the properties or assets of such Junior Lender pursuant to the terms of any such material contract, mortgage, lease, bond, indenture, agreement, franchise, or other instrument (provided, however, that such Junior Lender and any holder of any interest in a Junior Loan shall have the right to grant a lien, charge, encumbrance, claim or security interest in the Junior Loan held by such Junior Lender or any portion thereof to a Loan

Pledgee as contemplated by the provisions of Section 16), (y) violate any judgment, order, injunction, decree, or award of any court, arbitrator, administrative agency or governmental or regulatory body of which such Junior Lender has knowledge against, or binding upon, such Junior Lender or upon any of the securities, properties, assets, or business of such Junior Lender or (z) to such Junior Lender’s knowledge, constitute a violation by such Junior Lender of any statute, law or regulation that is applicable to such Junior Lender.

(c) Mezzanine A Lender. Mezzanine A Lender hereby represents and warrants as follows:

(i) Exhibit B attached hereto and made a part hereof is a true, correct and complete listing of all of the Mezzanine A Loan Documents as of the date hereof. To Mezzanine A Lender’s knowledge, there currently exists no default or event which, with the giving of notice or the lapse of time, or both, would constitute a default under the Mezzanine A Loan Documents.

(ii) Mezzanine A Lender is the legal and beneficial owner of the entire Mezzanine A Loan free and clear of any lien, security interest, option or other charge or encumbrance, other than any lien or security interest granted to any Loan Pledgee (as hereinafter defined) as contemplated by the provisions of Section 16.

(iii) The Mezzanine A Loan is not cross-defaulted with any loan other than the Senior Loan. The Premises do not secure any loan from Mezzanine A Lender to Mezzanine A Borrower or any other Affiliate of Borrower.

(iv) Mezzanine A Lender is a “Qualified Transferee” as such term is defined herein other than solely as a result of Mezzanine A Lender being (x) expressly named in such definition, (y) an Affiliate of a Person that is a “Qualified Transferee” solely as a result of being expressly named in such definition, or (z) Controlled by, Controlling or under common Control with any of the entities described in clause (ii) of such definition.

(d) Mezzanine B Lender. Mezzanine B Lender hereby represents and warrants as follows:

(i) Exhibit C attached hereto and made a part hereof is a true, correct and complete listing of all of the Mezzanine B Loan Documents as of the date hereof. To Mezzanine B Lender’s knowledge, there currently exists no default or event which, with the giving of notice or the lapse of time, or both, would constitute a default under the Mezzanine B Loan Documents.

(ii) Mezzanine B Lender is the legal and beneficial owner of the entire Mezzanine B Loan free and clear of any lien, security interest, option or other charge or encumbrance, other than any lien or security interest granted to any Loan Pledgee (as hereinafter defined) as contemplated by the provisions of Section 16.

(iii) The Mezzanine B Loan is not cross-defaulted with any loan other than the Senior Loan and the Mezzanine A Loan. The Premises do not secure any loan from Mezzanine B Lender to Mezzanine B Borrower or any other Affiliate of Borrower.

(iv) Mezzanine B Lender is a “Qualified Transferee” as such term is defined herein other than solely as a result of Mezzanine B Lender being (x) expressly named in such definition, (y) an Affiliate of a Person that is a “Qualified Transferee” solely as a result of being expressly named in such definition, or (z) Controlled by, Controlling or under common Control with any of the entities described in clause (ii) of such definition.

(e) Mezzanine C Lender. Mezzanine C Lender hereby represents and warrants as follows:

(i) Exhibit D attached hereto and made a part hereof is a true, correct and complete listing of all of the Mezzanine C Loan Documents as of the date hereof. To Mezzanine C Lender’s knowledge, there currently exists no default or event which, with the giving of notice or the lapse of time, or both, would constitute a default under the Mezzanine C Loan Documents.

(ii) Mezzanine C Lender is the legal and beneficial owner of the entire Mezzanine C Loan free and clear of any lien, security interest, option or other charge or encumbrance, other than any lien or security interest granted to any Loan Pledgee (as hereinafter defined) as contemplated by the provisions of Section 16.

(iii) The Mezzanine C Loan is not cross-defaulted with any loan other than the Senior Loan and the Mezzanine A Loan. The Premises do not secure any loan from Mezzanine C Lender to Mezzanine C Borrower or any other Affiliate of Borrower.

(iv) Mezzanine C Lender is a “Qualified Transferee” as such term is defined herein other than solely as a result of Mezzanine C Lender being (x) expressly named in such definition, (y) an Affiliate of a Person that is a “Qualified Transferee” solely as a result of being expressly named in such definition, or (z) Controlled by, Controlling or under common Control with any of the entities described in clause (ii) of such definition.

Section 5.	TRANSFER OF JUNIOR LOANS OR SENIOR LOAN.

(a) Each Junior Lender shall have the right to Transfer (A) up to and including forty-nine percent (49%) of the aggregate interests in its respective Junior Loan to any Person, and (B) any interest in its respective Junior Loan (or any other interest therein) to a Qualified Transferee, in each case without the consent of Senior Lender or any other Junior Lender and without a Rating Agency Confirmation, provided, that, in each case, the Junior Lender effecting such Transfer and the applicable transferee, as applicable, complies with the terms and conditions set forth below in this Section 5 to the extent applicable to such Transfer. No individual Junior Lender shall Transfer more than forty-nine percent (49%) of the aggregate interests in its respective Junior Loan (when aggregated with all prior Transfers of such Junior Loan) unless, with respect to the excess over forty-nine percent (49%), (x) either (i) such Transfer is to a Qualified Transferee; (ii) if such Transfer is not to a Qualified Transferee, a Rating Agency Confirmation has been given with respect to such Transfer and, in the case of a

Transfer by a Subordinate Junior Lender, each Senior Junior Lender has approved such Transfer, in which case the related transferee shall thereafter be deemed to be a “Qualified Transferee” for all purposes of this Agreement; or (iii) such Transfer complies with Section 6 or Section 14 or Section 16. Each transferee of a direct interest in a Junior Loan (for the avoidance of doubt, excluding participants and Loan Pledgees (prior to its realization on the pledged Junior Loan) and other than in connection with a Mezzanine Securitization, provided the Transfer pursuant to such Mezzanine Securitization is made subject to this Agreement) must assume in writing the obligations of the applicable Junior Lender hereunder from and after the date of such Transfer and (except in connection with a Mezzanine Securitization) agree to be bound by the terms and provisions hereof (and in such event the transferring Person or Persons shall be released from obligations hereunder accruing after the date of such assumption with respect to the transferred interest). Notwithstanding any such Transfer or subsequent Transfer by a transferee of a Junior Lender, each Senior Junior Loan and the Senior Junior Loan Documents shall be and remain a senior obligation in the respects set forth in this Agreement to the applicable Subordinate Junior Loan and the Subordinate Junior Loan Documents in accordance with the terms and provisions of this Agreement. Each transferee (other than (I) a Loan Pledgee (prior to its realization on the pledged Junior Loan), (II) a participant in connection with a participation of a portion of the applicable Junior Loan, (III) the Qualified Trustee of a Mezzanine Securitization Trust, or (IV) any purchaser of Mezzanine Certificates) shall also remake for the benefit of Senior Lender and the other Junior Lenders each of the representations and warranties contained herein made by the transferring Junior Lender as of the date of Transfer (except those made in Section 4(c)(ii), Section 4(d)(ii), or Section 4(e)(ii), as applicable, unless such transferee assumes the entire applicable Junior Loan, and in the case of a transferee that holds, in the aggregate after giving effect to such Transfer, less than forty-nine percent (49%) of the aggregate interests in the applicable Junior Loan, the representation and warranty in Section 4(c)(iv), Section 4(d)(iv), or Section 4(e)(iv), as applicable,) and provided that (A) those made in the first sentence of Section 4(c)(i), Section 4(d)(i), or Section 4(e)(i), respectively, may be qualified to such transferee’s knowledge and (B) to the extent those made in Section 4(b)(iv) and Section 4(b)(v) refer to the execution and delivery of this Agreement, shall be deemed to refer to the execution and delivery of each document or instrument by which such Person assumed its obligations under this Agreement); except to the extent that such transferee has knowledge that a default exists under its Junior Loan, in which case, such transferee shall describe the default. Any Transfer of any interest in the Junior Loan to Borrower, a Junior Borrower, or a Broad Affiliate of Borrower or a Junior Borrower that purports in writing not to be subject to the terms and conditions of Section 19 hereof shall be void unless such Transfer results in the substantially simultaneous extinguishment of such Junior Loan, provided, however, the foregoing restriction shall not apply to the Transfer of Mezzanine Certificates and any Borrower, Junior Borrower, or Affiliate of Borrower or Junior Borrower may purchase Mezzanine Certificates issued in connection with a Mezzanine Securitization, and except as provided in the definition of “Affiliate Holder” set forth in Section 1 hereof, no such purchase by any Borrower Party, Junior Borrower, or Affiliate of any Borrower Party or Junior Borrower shall cause a Mezzanine Securitization Trust or the trustee of any Mezzanine Securitization (or the Securitization Vehicle holding the Junior Loan or any portion thereof) to be deemed to be an Affiliate of Borrower.

(b) Within five (5) Business Days after a Transfer of more than forty-nine percent (49%) of the aggregate interests in a Junior Loan (other than Transfers of Mezzanine Certificates), the applicable Junior Lender shall provide to Senior Lender, the other Junior

Lender, and, if any Certificates are outstanding and rated by any Rating Agency, to the Rating Agencies, a certification that such Transfer was made in accordance with this Section 5, such certification to include the name and contact information of the applicable transferee. This Section 5(b) shall not apply to Transfers made in accordance with Section 16 to Loan Pledgees (prior to its realization on the pledged Junior Loan).

(c) Each Junior Lender acknowledges that (i) any Rating Agency Confirmation or approval by any other Junior Lender may be granted or denied by the Rating Agencies or such other Junior Lender in its sole and absolute discretion (unless otherwise specified herein), and (ii) that such Rating Agencies may charge customary fees in connection with any such action, which shall be paid by the transferring Junior Lender. Senior Lender agrees to use commercially reasonable efforts to assist the transferring Junior Lender in promptly obtaining any such Rating Agency Confirmation, provided that the transferring Junior Lender shall reimburse Senior Lender for any reasonable out-of-pocket costs and expenses incurred by Senior Lender in connection therewith.

(d) Senior Lender may, from time to time, in its sole discretion Transfer all or any part of the Senior Loan or any interest therein, provided that any direct transferee (other than (x) in connection with a Securitization, provided the Transfer is made subject to this Agreement or (y) a participant, a pledgee or a counterpart under a repurchase agreement) assumes in writing the obligations of Senior Lender hereunder accruing from and after such Transfer and (except in connection with a Securitization) agrees to be bound by the terms and provisions hereof, and notwithstanding any such Transfer or subsequent Transfer by a transferee of Senior Lender, the Senior Loan and the Senior Loan Documents shall be and remain a senior obligation in the respects set forth in this Agreement to the Junior Loans and the Junior Loan Documents in accordance with the terms and provisions of this Agreement. Notwithstanding the foregoing, but subject to the following sentence, Senior Lender may, at any time, and from time to time, in its sole discretion, grant, issue or sell participations, sub-participations or other indirect, contractual interests in the Senior Loan to any Person. Notwithstanding anything to the contrary contained herein, Senior Lender may not Transfer any legal or beneficial interest in the Senior Loan to any Borrower Party or to any Broad Affiliate of any Borrower Party (including without limitation Mezzanine A Borrower, Mezzanine B Borrower, Mezzanine C Borrower or any respective Affiliate thereof) and any Transfer in violation of this sentence is and shall be void ab initio, provided, however, that (i) the aforesaid prohibition shall not apply to a Transfer in accordance with the terms of Section 14 below by Senior Lender to any Junior Lender, and (ii) notwithstanding the aforesaid prohibition, but subject to Section 19(e) hereof, any Borrower Party or Broad Affiliate of any Borrower Party may purchase any Certificates issued in connection with a Securitization of any part of the Senior Loan and no such purchase by any Borrower Party or any Broad Affiliate of any Borrower Party shall cause the trustee of any Securitization of the Senior Loan or any portion thereof (or the Securitization Vehicle holding the Senior Loan or any portion thereof) to be deemed to be an Affiliate of any Borrower Party. Within five (5) Business Days after a Transfer of all or any part of the Senior Loan pursuant to the terms hereof, Senior Lender shall provide to Junior Lenders notice of such Transfer with the name and contact information of the transferee. Senior Lender shall use commercially reasonable efforts to give each Junior Lender written notice of any Transfer of the Senior Loan within five (5) Business Days following each such Transfer, provided that no notice shall be required in connection with the Transfers made to a depositor and by such depositor into a securitization trust in connection with the initial Securitization of the Senior Loan or in connection with Transfers made thereafter of Certificates issued pursuant to such Securitization.

(e) If more than one Person shall be a Junior Loan Holder with respect to a Junior Loan, the direct holders of more than fifty percent (50%) of the principal amount of such Junior Loan not then directly held by an Affiliate Holder (unless the applicable Co-Lender Agreement among the applicable Junior Loan Holders provides a different designation mechanism, which different mechanism shall be specified in such notice and upon which Senior Lender and each other Junior Lender shall be entitled to rely upon without independent investigation) shall designate by written notice to Senior Lender and each other Junior Lender one of such Persons (or a servicer on their behalf) (a “Directing Junior Lender”) to act on behalf of all such Junior Loan Holders. Except as otherwise agreed in writing by Senior Lender and Junior Lenders, the Directing Junior Lender shall have the sole right to receive any notices which are required to be given or which may be given to the Junior Lender holding the applicable Junior Loan pursuant to this Agreement and to exercise the rights and powers given to the Junior Lender holding the applicable Junior Loan hereunder, including any approval rights of the Junior Lender holding the applicable Junior Loan; provided, that until a Directing Junior Lender has been so designated, the last Person known to Senior Lender and each other Junior Lender to hold more than fifty percent (50%) of the principal amount of the applicable Junior Loan not then directly held by an Affiliate Holder shall be deemed to be the Directing Junior Lender for such Junior Loan. Once a Directing Junior Lender has been designated hereunder with respect to a Junior Loan, Senior Lender and each other Junior Lender shall be entitled to rely on such designation until it has received written notice from the holders of more than fifty percent (50%) of the principal amount of the applicable Junior Loan not then directly held by an Affiliate Holder of the designation of a different Person to act as the Directing Junior Lender for such Junior Loan (unless the applicable Co-Lender Agreement among the applicable Junior Loan Holders provides a different designation mechanism, which different mechanism shall be specified in such notice and upon which Senior Lender and each other Junior Lender shall be entitled to rely upon without independent investigation). Notwithstanding any provision of this Section 5(e) to the contrary, each applicable Junior Loan Holder (excluding holders of Mezzanine Certificates but including the trustee of the Mezzanine Securitization Trust) shall be subject to the rights and restrictions contained in Section 5(a), (b) and (c) with respect to such Person’s interest in the related Junior Loan. A Directing Junior Lender shall not be deemed to constitute an Affiliate Holder solely as a result of the fact that such Directing Junior Lender is acting on behalf of both Affiliate Holders and Non-Affiliate Holders so long as such Directing Junior Lender is not acting in violation of the applicable provisions of Section 5 and Section 19 hereof.

(f) If more than one Person shall hold a direct interest in the Senior Loan, the holder(s) of more than fifty percent (50%) of the principal amount of the Senior Loan (unless the applicable Co-Lender Agreement among the holders of the Senior Loan provides a different designation mechanism, which different mechanism shall be specified in such notice and upon which each Junior Lender shall be entitled to rely upon without independent investigation) shall designate by written notice to each Junior Lender one of such Persons (the “Directing Senior Lender”) to act on behalf of all such Persons holding an interest in the Senior Loan. Except as otherwise agreed in writing by each Junior Lender, the Directing Senior Lender shall have the sole right to receive any notices which are required to be given or which may be given to Senior

Lender pursuant to this Agreement and to exercise the rights and powers given to Senior Lender hereunder, including any approval rights of Senior Lender; provided, that until the Directing Senior Lender has been so designated, the last Person known to each Junior Lender to hold more than a fifty percent (50%) direct interest in the Senior Loan shall be deemed to be the Directing Senior Lender. Once the Directing Senior Lender has been designated hereunder, each Junior Lender shall be entitled to rely on such designation until it has received written notice from the holder(s) of more than fifty percent (50%) of the principal amount of the Senior Loan of the designation of a different Person to act as the Directing Senior Lender (unless the applicable Co-Lender Agreement among the holders of the Senior Loan provide a different designation mechanism, which different mechanism shall be specified in such notice and upon which each Junior Lender shall be entitled to rely upon without independent investigation). Notwithstanding any provision of this Section 5(f) to the contrary, each Person holding an interest in the Senior Loan shall be subject to the rights and restrictions contained in Section 5(a), (b), (c) and (d) with respect to such Person’s interest in the Senior Loan.

Section 6.	FORECLOSURE OF SEPARATE COLLATERAL.

(a) Subject to Section 19 hereof (which shall control in the event of any inconsistency between the provisions of this Section 6 and the provisions of Section 19), no Junior Lender shall complete a foreclosure, assignment-in-lieu thereof or other realization upon the related Equity Collateral (including, without limitation, obtaining title to such Equity Collateral or selling or otherwise transferring such Equity Collateral, or exercising voting power to direct or cause the direction of the management or policies of the Equity Collateral pursuant to rights granted in the applicable Junior Loan Documents) (a “Realization Event”) without (i) a Rating Agency Confirmation and (ii) the approval of Senior Junior Lender (not to be unreasonably withheld, conditioned or delayed), in each case, unless (1) the transferee of the title to such Equity Collateral is Junior Lender or a Qualified Transferee (or a wholly owned subsidiary of an entity that is a Qualified Transferee pursuant to clause (iii)(E) of the definition thereof) and (2) the Individual Properties will be managed by one or more Qualified Managers selected by the applicable Junior Lender (or the transferee of its Equity Collateral) within thirty (30) days after the Realization Event; it being acknowledged and agreed that notwithstanding anything to the contrary contained herein, it shall not be a condition to commencing or completing a Realization Event that any default under the Senior Loan or any Senior Junior Loan which remains outstanding as of the date of the Realization Event be cured by Junior Lender or such transferee; provided, however, that nothing in this sentence is intended as (i) a waiver by Senior Lender or Senior Junior Lender of any such default or of any rights or remedies Senior Lender or Senior Junior Lender may have as a result of such default or otherwise under the Senior Loan Documents or Senior Junior Loan Documents, at law or in equity or (ii) any agreement on the part of Senior Lender or Senior Junior Lender to extend the term of the Senior Loan or Senior Junior Loan or otherwise modify any of Senior Loan Documents or Senior Junior Loan Documents in any respect except as expressly set forth herein, including, without limitation, in Section 6(c) below. The transferee of the Equity Collateral in connection with any such foreclosure or other realization may replace any Independent Director relating to such Equity Collateral that is an individual with another Person satisfying the requirements of an Independent Director under the applicable Senior Loan Documents. Additionally, the transferee of the Equity Collateral shall deliver an Additional Insolvency Opinion to Senior Lender (and, in the case of a transferee of Equity Collateral for a Subordinate

Junior Loan, to each Senior Junior Lender) within ten (10) Business Days following the Realization Event. The applicable Junior Lender shall provide notice of the Realization Event and a certificate from such Junior Lender certifying that all applicable conditions set forth in this Section 6(a) have been satisfied to Senior Lender, Senior Junior Lender and, after a Securitization, the Rating Agencies upon consummation of any Realization Event, except with respect to conditions that by the terms of this Section 6 are to be satisfied after the Realization Event, as to which such Junior Lender shall provide one or more additional certificates as of the date or dates on which such conditions are respectively satisfied in accordance herewith. Senior Lender and Senior Junior Lender may request reasonable evidence that the requirements of Section 6(a)(ii)(1) and (2) have been satisfied. Regardless of whether or not a Realization Event results in the explicit release from future liability of any guarantor, indemnitor, pledgor, or other obligor (each, a “Third Party Obligor”) under the Senior Loan or any Senior Junior Loan, if any, or any other guaranty, pledge or indemnity that constitutes a Senior Loan Document or Senior Junior Loan Document as of the date hereof (other than the Canadian Indemnity Guaranty and the Maryland Indemnity Guaranty set forth on Exhibit A hereto, and each Environmental Indemnity Agreement respectively set forth on Exhibits A, B, C, and D hereto) or under any other guaranty, pledge or indemnity which may constitute a Senior Loan Document or Senior Junior Loan Document that is entered into after the Closing Date and has been approved by the applicable Junior Lender (each, a “Third Party Agreement”), the applicable Junior Lender (or the transferee of its Equity Collateral) shall, as a condition precedent to any such Realization Event, cause one or more Supplemental Third Party Obligors to execute and deliver as of the date of such Realization Event to each of Senior Lender and Senior Junior Lender, if any, a substitute Third Party Agreement, in each case in a form substantially similar to the original Third Party Agreement, pursuant to which such Supplemental Third Party Obligors shall guaranty only the Future Third Party Obligations (and only to the extent arising from and after the date of such Realization Event).

(b) Subject to Section 19 hereof, nothing contained herein shall limit or restrict the right of any Junior Lender to exercise its rights and remedies, at law, in equity or otherwise, in order to realize on any Separate Collateral that is not Equity Collateral and to apply the proceeds therefrom as it deems appropriate in its discretion, including exercising any remedy against any guarantor (each a “Junior Guarantor”) pursuant to any guaranty granted to such Junior Lender (including without limitation such Junior Lender’s Guaranty) as additional support for the obligations under the related Junior Loan Documents (a “Guaranty Claim”); provided, however, each Junior Lender agrees that it shall not pursue the enforcement of any judgments against a Guarantor (but shall not be precluded from obtaining a judgment in any event) pursuant to this Section 6(b) unless (i) it has delivered to Senior Lender (and, in the case of Subordinate Junior Lender, to Senior Junior Lender) prior written notice thereof, and (ii) if any Senior Loan Liabilities or Senior Junior Loan Liabilities, as applicable, are then outstanding, the proceeds of any such enforcement are promptly turned over:

(1) to Senior Lender (to be held in trust for the Junior Lender turning over such proceeds and to be returned or applied by Senior Lender to the Senior Loan Liabilities as described in this clause (1) below) if (A) Senior Lender is simultaneously exercising any rights and remedies that it may have against such Junior Guarantor under any guaranty granted to Senior Lender as additional collateral to secure the obligations under the Senior Loan Documents with respect to a claim against such Junior Guarantor based on the same action, omission, event or occurrence which such Junior Lender’s claim against such Junior Guarantor is based, or (B) Senior Lender has notified such Junior Lender that Senior Lender has a claim against such Junior Guarantor based on the same action, omission, event or occurrence which such Junior Lender’s claim against such Junior Guarantor is based and Senior Lender commences litigation of such claim within forty-five (45) Business Days of such notice to such Junior Lender (and if Senior Lender is successful in its claim against such Junior Guarantor and fails to recover the amount of such claim from Junior Guarantor, then Senior Lender shall have the right to apply any amounts held pursuant to this Section 6(b)(1) to the Senior Loan Liabilities provided if such claim is unsuccessful or paid by such Junior Guarantor, Senior Lender shall promptly return any amounts held to the Junior Lender which turned over such amounts), provided in each case, that, subject to Section 11(c), such Junior Lender is subrogated to such claim of Senior Lender; or

(2) if Senior Lender is not entitled to the same pursuant to subclause (1) above or no Senior Loan Liabilities are outstanding and solely in the case of a Subordinate Junior Lender (it being acknowledged that if Senior Lender is not entitled to the same pursuant to subclause (1) above or no Senior Loan Liabilities are outstanding, then the most senior Senior Junior Lender shall be entitled to apply the proceeds of any such enforcement by such Senior Junior Lender to the Senior Junior Loan Liabilities in its sole discretion), to the most senior Senior Junior Lender (to be held in trust for the Junior Lender turning over such proceeds and to be returned or applied by such Senior Junior Lender to the Senior Junior Loan Liabilities as described in this clause (2) below) if (A) such Senior Junior Lender is simultaneously exercising any rights and remedies that it may have against such Junior Guarantor under any guaranty granted to such Senior Junior Lender as additional collateral to secure the obligations under the Senior Junior Loan Documents with respect to a claim against such Junior Guarantor based on the same action, omission, event or occurrence on which such Junior Lender’s claim against such Junior Guarantor is based, or (B) such Senior Junior Lender has notified such Subordinate Junior Lender that such Senior Junior Lender has a claim against such Junior Guarantor based on the same action, omission, event or occurrence on which such Senior Junior Lender’s claim against such Junior Guarantor is based and such Senior Junior Lender commences litigation of such claim within forty-five (45) Business Days of such notice to such Subordinate Junior Lender (and if such Senior Junior Lender is successful in its claim against such Junior Guarantor and fails to recover the amount of such claim from Junior Guarantor, then such Senior Junior Lender shall have the right to apply any amounts held pursuant to this Section 6(b)(2) to the Senior Junior Loan Liabilities provided if such claim is unsuccessful or paid by such Junior Guarantor, such Senior Junior

Lender shall promptly return any amounts held to the Subordinate Junior Lender which turned over such amounts), provided in each case, that, subject to Section 11(c), that, such Subordinate Junior Lender is subrogated to such claim of such Senior Junior Lender.

If neither Senior Lender nor any Senior Junior Lender are entitled to such proceeds pursuant to clauses (1) and (2) above, a Subordinate Junior Lender shall not be precluded from enforcing such judgment and obtaining the proceeds thereof.

Except to the extent that a Junior Lender becomes subrogated in accordance with the provisions set forth in clauses (b)(1) and (b)(2) above, any right of payment of a Junior Lender under a Guaranty Claim that is required to be turned over to Senior Lender or any Senior Junior Lender pursuant to this Section 6(b) shall be subject and subordinate as provided in this Section 6(b) in all respects to the rights and claims of Senior Lender (and each Senior Junior Lender, as applicable) against the applicable Guarantor.

(c) In the event a Junior Lender or any Qualified Transferee obtains title to the related Equity Collateral, Senior Lender and each Senior Junior Lender acknowledges and agrees that (i) any transfer, acquisition or assumption fee in the Senior Loan Agreement and each Senior Junior Loan Agreement shall be waived with respect to such Transfer, provided, however, that all reasonable, out-of-pocket expenses incurred by Senior Lender and by each Senior Junior Lender directly in connection with the exercise of its review and approval rights with respect to any such Transfer shall be paid by such Junior Lender and such Qualified Transferee, (ii) any such Transfer shall not constitute a breach or default under the Senior Loan Documents or any Senior Junior Loan Documents and (iii) Senior Lender and each Senior Junior Lender shall be deemed to have consented to (A) the Transfer of such Equity Collateral, (B) the admission of such Junior Lender or Qualified Transferee as a new member, partner or other equity owner, as the case may be, of each Person whose equity interests previously constituted a part of such Equity Collateral, and (C) the amendment of the Senior Loan Documents and the Senior Junior Loan Documents to allow equity transfers consistent with those permitted under this Agreement and to otherwise reflect changes to the existing permitted Affiliate transfer provisions contained therein to reflect the organizational structure of such Junior Lender or such Qualified Transferee, as applicable, and such Person’s Affiliates in lieu of that of each Borrower Party, Senior Junior Borrower, if applicable, and their Affiliates and to refer thereafter to Junior Lender or such Qualified Transferee, as applicable, and such Person’s respective Affiliates instead of each Borrower Party, Senior Junior Borrower, if applicable, or their respective Affiliates, provided that, in each case, the conditions in Section 6(a) are met, to the extent applicable. Senior Lender and Senior Junior Lender also acknowledge and agree that neither the Senior Loan nor any Senior Junior Loan, if applicable, will be or become due solely as a result of such Transfer, and that such Person will not impose any fees or other charges (other than any right to recover any related costs and expenses provided for in any Senior Loan Document or Senior Junior Loan Document, as applicable), or unreasonable delays in connection with such Transfer.

(d) Notwithstanding anything to the contrary in the Senior Loan Documents or the Senior Junior Loan Documents, in the event that a Junior Lender or Qualified Transferee forecloses or otherwise realizes on any Equity Collateral, thereafter such Junior Lender or Qualified Transferee or its designee, in its capacity as the managing member or general partner, as applicable, of any Borrower Party (or any Junior Borrower), shall have the right without the consent of any Person, to amend the partnership or operating agreement of such Borrower Party (or such Junior Borrower) and any general partner or managing member of such Borrower Party (or such Junior Borrower) to expressly permit any transfers which are expressly permitted under the Senior Loan Documents and the Senior Junior Loan Documents as the same are modified in accordance with clause (c) above.

(e) Nothing contained in Section 5(a) or this Section 6 is intended (i) to limit any Loan Pledgee’s right under its financing documents with any Junior Lender to foreclose against such Junior Lender, provided that such Loan Pledgee complies with the applicable provisions of Section 16, or (ii) if any such Loan Pledgee has foreclosed under its financing documents as aforesaid, to limit such Loan Pledgee’s right to foreclose against the applicable Junior Borrower’s interest in the related Separate Collateral, provided that Loan Pledgee complies with the applicable provisions of Section 5 and this Section 6. For the avoidance of doubt a Loan Pledgee, in the event that a Loan Pledgee becomes a Junior Lender, must comply with the provisions of this Section 6 regarding Third Party Obligors.

(f) In the event of a Transfer of Equity Collateral pursuant to the provisions of Section 6(a), the transferee of such Equity Collateral shall (i) have the right to cure any non-monetary default under the Senior Loan that remains uncured as of the date of such Realization Event and was not susceptible to cure without foreclosure of the Equity Collateral, so long as (A) such transferee is continuously and diligently pursuing a cure of such non-monetary default, (B) such default is not caused by a Proceeding of any Borrower Party, and (C) during the period in which such transferee is pursuing such cure in accordance with this Section 6(f), there is no material impairment to the value, use or operation of the Premises taken as a whole as reasonably determined by Senior Lender in good faith as a result of such non-monetary default (provided that, (I) nothing in this Section 6(f) is intended as (x) a waiver by Senior Lender of any such Event of Default or of any rights or remedies Senior Lender may have as a result of such Event of Default or otherwise under the Senior Loan Documents at law or in equity or (y) any agreement on the part of Senior Lender to extend the term of the Senior Loan or otherwise modify any of Senior Loan Documents in any respect except as expressly set forth herein, and (II) there shall be no further cure period with respect to any subsequent occurrence of any such defaults on the part of such transferee after the date of the Realization Event except as expressly set forth in the Senior Loan Documents), and (ii) have no obligation to cure any non-monetary default under the Senior Loan which (X) remains uncured as of the date of such Realization Event, and (Y) is not susceptible of being cured by such transferee notwithstanding such efforts as Persons of extraordinary prudence would exercise with regard to very important affairs of their own, provided that there is no material impairment to the value, use or operation of the Premises taken as a whole as reasonably determined by Senior Lender in good faith and provided, further, that there shall be no further waiver of any subsequent occurrence of any such defaults on the part of such transferee after the date of the Realization Event.

(g) Notwithstanding anything herein to the contrary, in the event a Junior Loan is subject to multiple participation interests or co-lender interests, or subject to a Mezzanine Securitization, to the extent that a Supplemental Third Party Obligor is required to deliver any supplemental Third Party Agreement pursuant to this Section 6 or to comply with Conversion Conditions or Assumption Conditions, as applicable, one or more Participating

Holders shall cause respective Supplemental Third Party Obligors to deliver respective supplemental Third Party Agreements, which supplemental Third Party Agreements (i) in the aggregate shall guaranty one hundred percent (100%) of the applicable Future Third Party Obligations, and (ii) shall each be on a several basis limiting the respective liability of the Supplemental Third Party Obligor under such supplemental Third Party Agreement to a pro rata portion (based on the percentage interest held by such Participating Holder (as such percentage interest may be increased by an amount equal to the portion identified in such supplemental Third Party Agreement as the percentage interest in the Junior Loan (or Mezzanine Certificates, as applicable) held by each applicable Covered Holder, if any, being covered by such supplemental Third Party Agreement) in such Junior Loan (or Mezzanine Certificates, as applicable) as of the applicable Third Party Agreement Date) of the Future Third Party Obligations, provided that any such Supplemental Third Party Obligor shall not be required to have the amount of capital/statutory surplus or shareholders’ or partners’ equity otherwise required pursuant to the definition of “Supplemental Third Party Obligor” set forth in Section 1 hereof in the event that such Supplemental Third Party Obligor (or the related Participating Holder) delivers to Senior Lender and each Senior Junior Lender, as security for the Future Third Party Obligations of such Supplemental Third Party Obligor, cash or a Letter of Credit in an amount not less than a pro rata portion of $500,000,000 or $800,000,000, as applicable, based on the percentage interest of such Participating Holder (as such percentage interest of such Participating Holder may be increased by an amount equal to the portion identified in such supplemental Third Party Agreement as the percentage interest in the Junior Loan held by each applicable Covered Holder, if any, being covered by such supplemental Third Party Agreement) in the applicable Junior Loan (or Mezzanine Certificates, as applicable) as of the applicable Third Party Agreement Date).

Section 7.	NOTICE OF RATING CONFIRMATION.

Each Junior Lender promptly shall notify Senior Lender and each other Junior Lender of any intended action relating to its respective Junior Loan which would require Rating Agency Confirmation pursuant to this Agreement and shall reasonably cooperate with Senior Lender in obtaining such Rating Agency Confirmation, and Senior Lender shall cooperate at no out-of-pocket expense to Senior Lender with such Junior Lender in obtaining such Confirmation. Senior Lender promptly shall notify each Junior Lender of any intended action relating to the Senior Loan which would require Rating Agency Confirmation pursuant to this Agreement and shall pay all fees and expenses of the Rating Agencies in obtaining such Rating Agency Confirmation and each Junior Lender shall cooperate at no out-of-pocket expense to such Junior Lender with Senior Lender in obtaining such Rating Agency Confirmation. Each Junior Lender shall pay all fees and expenses of the Rating Agencies in connection with any request for any Rating Agency Confirmation with respect to actions by such Junior Lender pursuant to this Agreement. Senior Lender shall pay all fees and expenses of the Rating Agencies in connection with any request for any Rating Agency Confirmation with respect to actions by Senior Lender pursuant to this Agreement (other than such actions taken at the request of a Junior Lender). No Rating Agency Confirmation is required unless specifically stated to be required.

Section 8.	MODIFICATIONS, AMENDMENTS, ETC.

(a) Senior Lender shall have the right without the consent of any Junior Lender in each instance to enter into any amendment, deferral, extension, modification, increase, renewal, replacement, consolidation, supplement or waiver (but not including any splitting of the Senior Note or Senior Loan, as applicable, pursuant to Section 9.1 of the Senior Loan Agreement, which shall be governed by Sections 15(i), 15(k) and 15(m) hereof) (collectively, a “Senior Loan Modification”) of the Senior Loan or the Senior Loan Documents, provided that no such Senior Loan Modification shall (i) increase the interest rate or principal amount of the Senior Loan except as permitted pursuant to and in accordance with Sections 15(i), 15(k) and 15(m) hereof and except for increases in principal to cover Protective Advances, (ii) increase in any other material respect any monetary obligations of any Borrower Party under the Senior Loan Documents, (iii) shorten the scheduled maturity date of the Senior Loan (other than by acceleration), or extend the scheduled maturity date by more than three (3) months (other than pursuant to an extension option scheduled pursuant to the terms of the Senior Loan Documents as of the date hereof), (iv) convert or exchange the Senior Loan into or for any equity interest or other indebtedness of any Borrower Party or any Broad Affiliate thereof, (v) waive, amend or modify the provisions limiting transfers of direct or indirect interests in any Borrower Party or the Premises or governing Borrower’s right to replace Manager, (vi) waive, modify or amend the terms and provisions of the Senior Loan Agreement or the Cash Management Agreement or any other provisions of the Senior Loan Documents regarding cash management and (including, without limitation, credit card and tenant direction letters) with respect to the manner, timing, priority, amounts, sequence of distribution or method of the application of Rents or other payments, under the Senior Loan Documents, (vii) cross-default the Senior Loan with or subordinate the Senior Loan to any other indebtedness, or cross-collateralize the security for the Senior Loan with any other indebtedness, (viii) modify or amend the definitions of “Capital Expenditures”, “Cash Trap Event”, “Cash Trap Event Cure”, “Cash Trap Event Period”, “Debt Service Coverage Ratio”, “Debt Yield”, “Deemed Approved Annual Budget”, “Excess Cash Flow”, “Gross Income From Operations”, “Mezzanine Debt Service”, “Net Operating Income”, “Operating Expenses”, “Threshold Amount”, “Yield Maintenance Premium” and “Yield Maintenance Default Premium” (as such terms are defined in the Senior Loan Agreement) and any of the terms used within such definitions or the covenants relating thereto, in effect as of the date hereof, (ix) subject to Sections 15(i), 15(k) and 15(m), extend the period during which voluntary prepayments are prohibited or during which prepayments require the payment of a prepayment fee or premium or yield maintenance charge or increase the amount of any such prepayment fee, premium or yield maintenance charge or impose any new prepayment fee, premium or yield maintenance charge, (x) release its lien on any portion of the Premises, the Leases and Rents or any other material portion of the collateral originally granted under the Senior Loan Documents (except as may be required or permitted in accordance with the terms of the Senior Loan Documents as of the date hereof in exchange for prepayment in full in cash of the Senior Loan, or in part, in connection with the release of an individual Premises or portions thereof) (it being understood that nothing herein shall prohibit or be construed to prohibit the release of any guarantor under the Guaranty delivered with respect to the Senior Loan pursuant to and in accordance with the terms of the Senior Loan Agreement and otherwise permitted without the consent of any Junior Lender pursuant to clause (xvi) hereof), (xi) provide for any contingent interest, additional interest or so-called “kicker” measured on the basis of the cash flow or appreciation of the Premises (or other similar equity participation), (xii) impose any financial covenants on any Borrower Party or Guarantor under any Senior Loan Document (or if such covenants exist, impose more restrictive financial covenants on such Borrower Party or such Guarantor), (xiii) modify or amend any default provision (other than waivers of defaults), including by way of shortening any notice and cure periods provided in the Senior Loan Documents, (xiv) modify, amend or waive any insurance requirements (including any deductibles, limits, qualifications of insurers, terrorism insurance requirements or environmental insurance requirements), (xv) impose any new or additional fees not provided for in the Senior Loan Documents as of the date hereof, (xvi) release or modify the scope of the liability of any guarantor under the Guaranty and Environmental Indemnity delivered with respect to the Senior Loan except pursuant to and in accordance with the terms of the Senior Loan Agreement and acceptance of a guaranty from one or more replacement guarantors in accordance therewith, (xvii) modify, amend or waive any terms or provisions relating to property releases, Release Amounts (as defined in the Senior Loan Agreement) or any related defined terms, (xviii) amend, waive or modify the terms and provisions relating to the Reserve Funds or impose any new reserve requirements, or (xix) modify, amend or waive any obligation or liability of the Guarantor under the Senior Loan with respect to the Senior Loan debt being recourse to such Guarantor pursuant to and in accordance with the related Guaranty; provided, however, that after the later of (A) the expiration of the applicable Monetary Cure Period or Non-Monetary Cure Period (and provided a Continuing Event of Default exists) and (B) the date that is thirty (30) days after Junior Lenders have been given notice of a Purchase Option Event (plus an additional ten (10) Business Days to the extent Junior Lender has delivered a Purchase Election Notice prior to the expiration of such thirty day period), Senior Lender shall not be obligated to obtain the consent of any Junior Lender to a Senior Loan Modification in the case of a work-out or other surrender, extension, compromise, release, renewal, or indulgence relating to the Senior Loan, except that under no circumstance shall modifications as described in clause (i) (with respect to increase in principal amount only), clause (iii) (with respect to shortening maturity only), clause (v) (to the extent such modification would limit or prohibit the exercise of remedies and realization upon the Equity Collateral by a Junior Lender or Loan Pledgee in accordance with the terms hereof or cause such exercise to constitute an Event of Default under the Senior Loan) or clause (ix) be made without the written consent of each of Junior Lenders; and provided further, that notwithstanding anything to the contrary above, during the continuance of a default that is caused by a Proceeding of any Borrower Party (to which Senior Lender shall have not consented) after the later of (X) the expiration of the applicable Non-Monetary Cure Period (and provided a Continuing Event of Default exists) and (Y) the date that is thirty (30) days after Junior Lenders have been given notice of a Purchase Option Event (plus an additional ten (10) Business Days to the extent Junior Lender has delivered a Purchase Election Notice prior to the expiration of such thirty day period), Senior Lender shall not be obligated to obtain the consent of any Junior Lender to a Senior Loan Modification in the case of any proposed plan of reorganization including any Borrower Party under such Proceeding. In addition and notwithstanding the foregoing provisions of this Section 8(a), (I) amendments and modifications (if any) of the Senior Loan Documents contemplated by Section 5.2.10(d)(vii) of the Senior Loan Agreement in connection with a Restructuring and made pursuant to and in accordance with such Section 5.2.10(d)(vii), and (II) any amounts funded by Senior Lender pursuant to the Senior Loan Documents in effect as of the date hereof as a result of (1) the making of any Protective Advances or other advances by Senior Lender to the extent that such advances are contemplated in the Senior Loan Documents or (2) interest accruals or accretions and any compounding thereof (including default interest) to the extent provided for in the Senior Loan Documents (as the same may be modified pursuant to a Senior Loan Modification permitted under this Agreement), shall not be deemed to contravene this Section 8(a).

(b) Each Junior Lender shall have the right without the consent of Senior Lender or any other Junior Lender in each instance to enter into any amendment, deferral, extension, modification, increase, renewal, replacement, consolidation, supplement or waiver (collectively, a “Junior Loan Modification”) of its respective Junior Loan or the Junior Loan Documents to which it is a party provided that no such Junior Loan Modification shall (i) increase the interest rate or principal amount of the applicable Junior Loan except as permitted pursuant to and in accordance with Section 15(k) hereof with respect to the Mezzanine A Loan, and except for increases in principal to cover Protective Advances, (ii) increase in any other material respect any monetary obligations of the applicable Junior Borrower under the applicable Junior Loan Documents, (iii) shorten the scheduled maturity date of the applicable Junior Loan (other than by acceleration), or extend the scheduled maturity date by more than three (3) months (other than pursuant to an extension option scheduled pursuant to the terms of the applicable Junior Loan Documents on the date hereof or in any amendment to the applicable Junior Loan Documents consented to by the Senior Lender and the other Junior Lenders), (iv) convert or exchange the Junior Loan into or for any equity interests or indebtedness or preferred indebtedness of Senior Junior Borrower (in the case of a Senior Junior Loan) or Subordinate Junior Borrower (in the case of a Subordinate Junior Loan) (except that the most Subordinate Junior Lender (only) may effect such a conversion in compliance with Section 8(f) below), or subordinate any of the Junior Loan to any indebtedness of the applicable Junior Borrower, (v) provide for any additional contingent interest, additional interest or so-called “kicker” interest in the applicable Junior Borrower measured on the basis of the cash flow or appreciation of the Premises (or other similar equity participation in the applicable Junior Borrower), (vi) cross default the applicable Junior Loan with any other indebtedness or otherwise modify any default provisions (other than waivers of defaults), (vii) subject to Sections 15(i), 15(k) and 15(m), extend the period during which voluntary prepayments are prohibited or during which prepayments require the payment of a prepayment fee or premium or yield maintenance charge or increase the amount of any such prepayment fee, premium or yield maintenance charge or impose any new prepayment fee, premium or yield maintenance charge, (viii) impose any financial covenants on the applicable Junior Borrower or Junior Guarantor under the Guaranty delivered with respect to the applicable Junior Loan (or if such covenants exist, impose more restrictive financial covenants on such Junior Borrower or such Junior Guarantor), (ix) impose any new or additional fees not provided for in the applicable Junior Loan Documents, (x) intentionally omitted, (xi) modify or amend the terms and provisions of Section 2.7 of any Senior Junior Loan Agreement, (xii) waive, amend or modify the provisions limiting transfers of direct or indirect interests in the applicable Junior Borrower, (xiii) modify or amend the terms and provisions of the Junior Loan Documents with respect to the manner, timing, priority, amounts, sequence of distribution or method of the application of payments, under the applicable Junior Loan Documents, (xiv) modify or amend the definitions of “Capital Expenditures”, “Cash Trap Event”, “Cash Trap Event Cure”, “Cash Trap Event Period”, “Debt Service Coverage Ratio”, “Debt Yield”, “Deemed Approved Annual Budget”, “Excess Cash Flow”, “Gross Income From Operations”, “Mezzanine Debt Service”, “Net Operating Income”, “Operating Expenses”, “Threshold Amount”, “Yield Maintenance Premium” and “Yield Maintenance Default Premium” (as such terms are defined in the applicable Junior Loan Agreement), and any of the terms used within such definitions or the covenants relating thereto, in effect as of the date hereof, (xv) release its lien on any Equity Collateral or any other material portion of the collateral originally granted under the applicable Junior Loan Documents (except as may be required or permitted in accordance with the terms of the applicable Junior Loan Documents as of the date hereof in exchange for prepayment in full in cash of the applicable Junior Loan, or in part, in connection with the release of an individual Premises or portions thereof) (it being understood that nothing herein shall prohibit or be construed to prohibit the release of any guarantor under the Guaranty delivered with respect to the applicable Junior Loan pursuant to and in accordance with the terms of the applicable Junior Loan Agreement and otherwise permitted without the consent of Senior Lender or any Junior Lender pursuant to clause (xxi) hereof), (xvi) modify, amend or waive any insurance requirements, (xvii) modify, amend or waive any terms or provisions relating to Equity Collateral releases, Release Amounts (as defined in the applicable Junior Loan Agreement) or any related defined terms, (xviii) amend, waive or modify the terms and provisions relating to the Reserve Funds (as defined in the related Junior Loan Agreement) or impose any new reserve requirements, (xix) modify, amend or waive any obligation or liability of the Guarantor under the applicable Junior Loan with respect to the Junior Loan debt being recourse to such Guarantor pursuant to and in accordance with the related Guaranty, (xx) modify or amend the terms and provisions of Section 2.7 of the applicable Junior Loan Agreement or (xxi) release any guarantor under the Guaranty delivered with respect to the applicable Junior Loan except pursuant to and in accordance with the terms of the applicable Junior Loan Agreement and acceptance of a guaranty from one or more replacement guarantors in accordance therewith; provided, however, that after the later of (A) the expiration of the applicable Junior Loan Monetary Cure Period or Junior Loan Non-Monetary Cure Period and provided that a Continuing Event of Default exists and (B) the date that is thirty (30) days after Subordinate Junior Lender has been given notice of a Junior Purchase Option Event (plus, if such Junior Lender is a Subordinate Junior Lender, an additional ten (10) Business Days to the extent such Subordinate Junior Lender has delivered a Purchase Election Notice to each Senior Junior Lender prior to the expiration of such thirty (30) day period), the applicable Junior Lender shall not be obligated to obtain the consent of Senior Lender or any Junior Lender to a Junior Loan Modification in the case of a work-out or other surrender, extension, compromise, release, renewal, or indulgence relating to the applicable Junior Loan, except that under no circumstance shall modifications as described in clause (i) (with respect to increases in principal amounts only), clause (ii), clause (iii) (with respect to shortening maturity only), clause (iv), clause (v), or clause (vii) be made without the written consent of Senior Lender and Senior Junior Lender unless, with respect to clause (iv), the Conversion Conditions have been satisfied and with respect to clause (v), the Kicker Conditions have been satisfied in which case such modifications in clause (iv) or clause (v), as applicable, may be made at any time without Senior Lender’s or any Junior Lender’s consent; and provided further, that notwithstanding anything to the contrary above, during the continuance of a default that is caused by a Proceeding of a Senior Junior Borrower after the later of (X) the expiration of the applicable Junior Loan Non-Monetary Cure Period (and provided a Continuing Event of Default exists) and (Y) the date that is thirty (30) days after Subordinate Junior Lender has been given notice of a Junior Purchase Option Event (plus, if such Junior Lender is a Subordinate Junior Lender, an additional ten (10) Business Days to the extent such Subordinate Junior Lender has delivered a Purchase Election Notice to each Senior Junior Lender prior to the expiration of such thirty (30) day period), Senior Junior Lender shall not be obligated to obtain the consent of Subordinate Junior Lender to a Junior Loan

Modification in the case of any proposed plan of reorganization including Senior Junior Borrower under such Proceeding. In addition and notwithstanding the foregoing provisions of this Section 8(b), the following shall not be deemed to contravene the terms of this Section 8(b):

(i) (A) any amounts funded by a Junior Lender under its Junior Loan Documents as a result of the making of any Protective Advances or cure payments by such Junior Lender or (B) interest accruals or accretions and any compounding thereof (including default interest);

(ii) to the extent no Continuing Event of Default has occurred and is continuing (A) under the Senior Loan, (I) if a Senior Junior Loan is the subject of a Continuing Event of Default, retention by the related Senior Junior Lender of excess net cash flow that would otherwise be payable to the related Senior Junior Borrower and application of such excess net cash flow by such Senior Junior Lender either to an account to be held as cash collateral for such Senior Junior Loan held by such Senior Junior Lender or to amortize the principal balance of such Senior Junior Loan, as may be determined by such Senior Junior Lender in its sole discretion and (II) if a Subordinate Junior Loan is the subject of a Continuing Event of Default and no Continuing Event of Default exists with respect to any Senior Junior Loan, retention by the related Subordinate Junior Lender of excess net cash flow that would otherwise be payable to the related Subordinate Junior Borrower and application of such excess net cash flow by such Subordinate Junior Lender either to an account to be held as cash collateral for such Subordinate Junior Loan held by such Subordinate Junior Lender or to amortize the principal balance of such Subordinate Junior Loan, as may be determined by such Subordinate Junior Lender in its sole discretion, and (B) under a Senior Junior Loan, if any Subordinate Junior Loan is the subject of a Continuing Event of Default, retention by such Subordinate Junior Lender of excess net cash flow that would otherwise be payable to the related Subordinate Junior Borrower and application of such excess net cash flow by such Subordinate Junior Lender to amortize the principal balance of such Subordinate Junior Loan;

(iii) accrual of interest on a Junior Loan in accordance with the terms of the related Junior Loan Documents following a Continuing Event of Default under any Senior Junior Loan Documents or an Event of Default under any Subordinate Junior Loan Documents; and

(iv) amendments and modifications (if any) of the applicable Junior Loan Documents contemplated by Section 5.2.10(d)(vii) of the related Junior Loan Agreement in connection with a Restructuring and made pursuant to and in accordance with such Section 5.2.10(d)(vii).

(c) Each of Senior Lender and each Junior Lender hereby agree to respond promptly to any request for consent to a Senior Loan Modification or Junior Loan Modification.

(d) Senior Lender shall deliver to Junior Lenders promptly upon execution thereof copies of any and all modifications, amendments, extensions, consolidations, spreaders, restatements, alterations, changes or revisions to any one or more of the Senior Loan Documents, including, without limitation, any side letters, waivers or consents entered into, executed or delivered by Senior Lender (and regardless of whether Senior Lender is then permitted hereunder to execute the same without any Junior Lender’s consent, as applicable, provided that, in no event shall the obligation to deliver copies of any document pursuant to this Section 8(d) be construed to permit Senior Lender to execute such document without any Junior Lender’s consent, as applicable, if Senior Lender is not otherwise permitted hereunder to do so).

(e) Each Junior Lender shall deliver to Senior Lender and each other Junior Lender promptly upon execution thereof copies of any and all modifications, amendments, extensions, consolidations, spreaders, restatements, alterations, changes or revisions to any one or more of its respective Junior Loan Documents, including, without limitation, any side letters, waivers or consents entered into, executed or delivered by such Junior Lender (and regardless of whether such Junior Lender is then permitted hereunder to execute the same without Senior Lender or the other Junior Lender’s consent as applicable, provided that, in no event shall the obligation to deliver copies of any document pursuant to this Section 8(e) be construed to permit a Junior Lender to execute such document without the consent of Senior Lender or the other Junior Lender, as applicable, if such Junior Lender is not otherwise permitted hereunder to do so).

(f) Notwithstanding anything contained herein to the contrary, subject to the terms and conditions of Section 19 hereof, the then most subordinate Junior Lender may at any time convert its entire Junior Loan interest into direct or indirect equity interests in the Junior Borrower whose equity interests have been directly or indirectly pledged to secure such Junior Loan (on terms and conditions agreed to by such Junior Lender and Guarantor) so long as (i) no Continuing Event of Default shall exist with respect to the Senior Loan or any Senior Junior Loan at the time of conversion (or if any such Continuing Event of Default shall exist, it shall be cured concurrently with the conversion), (ii) either (y) such Junior Lender is a Qualified Transferee or (z) the conversion would constitute a permitted transfer of direct or indirect interests in each Borrower Party and each Junior Borrower pursuant to the terms of the Senior Loan Documents and the Senior Junior Loan Documents for such Senior Junior Loan (it being acknowledged and agreed by Senior Lender and Senior Junior Lender that, to the extent their consent to any such transfer is required under the Senior Loan Documents or the Senior Junior Loan Documents, such consent shall be deemed to have been provided), and (iii) all Conversion Conditions are satisfied in the reasonable judgment of Senior Lender and Senior Junior Lender (if applicable) (but only as to obligations in respect of acts or omissions first occurring from and after the date of such conversion) in accordance with Section 6(a) hereof.

Section 9.	SUBORDINATION OF JUNIOR LOANS AND JUNIOR LOAN DOCUMENTS.

Except as otherwise provided in this Agreement, each Junior Lender hereby subordinates and makes junior the Junior Loan held by such Junior Lender, the related Junior Loan Documents and the liens and security interests created thereby, and all rights, remedies, terms and covenants contained therein to (a) the Senior Loan and each Senior Junior Loan, (b) the liens and security interests created by the Senior Loan Documents and the Senior Junior Loan Documents, and (c) all of the terms, covenants, conditions, rights and remedies contained in the Senior Loan Documents and the Senior Junior Loan Documents, and no extensions, modifications, consolidations, supplements, amendments, replacements and restatements of or to the Senior Loan Documents or the Senior Junior Loan Documents that are permitted by Section 8 shall affect the subordination thereof as set forth in this Section 9 (and to the extent any of the foregoing are not permitted by Section 8(a) or Section 8(b), each applicable Junior Lender shall not be subordinate thereto). Notwithstanding the foregoing, this Agreement shall not be construed as subordinating and shall not subordinate or impair a Junior Lender’s first lien priority right, estate and interest in and to the Separate Collateral relating solely to the Junior Loan that is held by such Junior Lender, and Senior Lender and each other Junior Lender each hereby acknowledges and agrees that none of Senior Lender or such other Junior Lender has, and shall not hereafter acquire, any lien on, or any other interest whatsoever in such Separate Collateral, or any part thereof, and that collection from any such Separate Collateral (including the sale by such Junior Lender of all or any of its interest in the Junior Loan and the related sales proceeds), the exercise of remedies and realization upon such Separate Collateral by such Junior Lender or a Loan Pledgee and the application of proceeds therefrom (including the proceeds from any sale of such Junior Lender’s interest in the Junior Loan) as such Junior Lender deems appropriate in its discretion (i.e., without payment subordination) are expressly permitted and shall not constitute a default or an event of default under this Agreement, the Senior Loan Documents or the Senior Junior Loan Documents; provided that such exercise of remedies and realization are conducted in a manner that does not constitute a breach of this Agreement. Notwithstanding anything contained in this Section 9 to the contrary, each Junior Lender may, at any time, accept, retain and apply any payment from any Affiliate of the related Junior Borrower or any other party (other than any Borrower Party or any other Junior Borrower) to the extent such payment is made from such Person’s own funds (or the funds of any other Affiliate of such Junior Borrower or any other party other than any Borrower Party or any Junior Borrower) and not revenue derived from the Premises, insurance, condemnation proceeds, reserve/escrow amounts or the other collateral for the Senior Loan or the other Junior Loan (as applicable) except to the extent the same was distributed or dividended to such Junior Borrower or Affiliate thereof (other than a distribution or dividend in violation of applicable terms and conditions of the Senior Loan Documents or applicable Junior Loan Documents).

Section 10.	PAYMENT SUBORDINATION.

(a) Except (1) as otherwise expressly provided in this Agreement or (2) in connection with the exercise by a Junior Lender of its rights and remedies with respect to the Separate Collateral and the application of the proceeds therefrom (in accordance with this Agreement, including the proceeds from any sale of such Junior Lender’s interest in the related Junior Loan) as such Junior Lender deems appropriate in its sole discretion, (i) all of such Junior Lender’s rights to payment of the Junior Loan held by such Junior Lender and the obligations evidenced by the related Junior Loan Documents are hereby subordinated to all of Senior Lender’s rights to payment by the Borrower Parties of the Senior Loan and the obligations secured by the Senior Loan Documents; and (ii) all of such Junior Lender’s rights to payment of the Junior Loan held by such Junior Lender and the obligations evidenced by the related Junior Loan Documents are hereby subordinated to all of the rights of each Senior Junior Lender to payment by each Senior Junior Borrower of the related Senior Junior Loan and the obligations secured by the Senior Junior Loan Documents, and such Junior Lender shall not, from and after receipt by such Junior Lender of written notice of the declaration of, and thereafter, during the continuance of, a Continuing Event of Default under the Senior Junior Loan Documents, accept or receive payments (including, without limitation, whether in cash or other property and whether received directly, indirectly or by set-off, counterclaim or otherwise) from any Borrower Party, the Premises, from any Senior Junior Borrower, and/or proceeds from Separate Collateral securing or guaranteeing such Senior Junior Loan prior to the date that all obligations of the related Senior Junior Borrower to the related Senior Junior Lender under the Senior Junior Loan Documents are paid in full in cash (other than (a) payments with respect to a Junior Lender’s Separate Collateral, including the proceeds of any enforcement, sale or liquidation of a Junior Lender’s Separate Collateral permitted pursuant to the terms of this Agreement, or (b) proceeds from any Transfer of such Junior Lender’s interest in the Junior Loan held by such Junior Lender in accordance with this Agreement and the Junior Lender receiving such payment may retain such payments).

(b) If a Proceeding of a Borrower Party shall have occurred and has not been dismissed or there shall have occurred and be a Continuing Event of Default under the Senior Loan Documents, Senior Lender shall be entitled to receive payment and performance in full of all amounts due or to become due to Senior Lender under the Senior Loan Documents before any Junior Lender is entitled to receive any payment on account of any Junior Loan (other than (a) payments with respect to a Junior Lender’s Separate Collateral, including the proceeds of any enforcement, sale or liquidation of a Junior Lender’s Separate Collateral permitted pursuant to the terms of this Agreement, (b) proceeds from any sale in accordance with this Agreement of such Junior Lender’s interest in the Junior Loan held by such Junior Lender) and no Junior Lender shall accept or receive payments (including, without limitation, whether in cash or other property and whether received directly, indirectly or by set-off, counterclaim or otherwise) from any Borrower Party or from the Premises or other collateral securing the Senior Loan (provided, that Senior Lender shall have given to such Junior Lender each notice that Senior Lender shall have been obligated under this Agreement to give to such Junior Lender in respect of such Proceeding or the applicable Event of Default) prior to the date that all obligations of the Borrower Parties to Senior Lender under the Senior Loan Documents are paid in full in cash, or (c) payments permitted under the last sentence of Section 9; provided, however, that if a Junior Lender is diligently exercising its respective cure rights pursuant to Section 12 with respect to defaults under the Senior Loan Documents, then payments may be made under the related Junior Loan, as well as under any Junior Loan that is a Senior Junior Loan relative to such Junior Loan, as if the Event of Default under the Senior Loan had not occurred so long as no Proceeding of any Borrower Party shall have occurred without being dismissed. If a Proceeding with respect to a Senior Junior Borrower shall have occurred and has not been dismissed or there shall have occurred and be a Continuing Event of Default under the Senior Junior Loan Documents, the related Senior Junior Lender shall be entitled to receive payment in full in cash and performance in full of all amounts due or to become due to such Senior Junior Lender under such Senior Junior Loan Documents before any Subordinate Junior Lender is entitled to receive any payment on account of the related Subordinate Junior Loan (other than (a) payments with respect to such Subordinate Junior Lender’s Separate Collateral, including the proceeds of any enforcement, sale or liquidation of such Subordinate Junior Lender’s Separate Collateral permitted pursuant to the terms of this Agreement, or (b) proceeds from any sale of such Junior Lender’s interest in the Junior Loan held by such Junior Lender) and no Subordinate Junior Lender shall accept or receive payments (including, without limitation, whether in cash or other property and whether received directly, indirectly or by set-off, counterclaim or otherwise) from a Senior Junior Borrower or from the Separate Collateral for any Senior Junior Loan (provided, that such Senior

Junior Lender shall have given to such Subordinate Junior Lender each notice that such Senior Junior Lender shall have been obligated under this Agreement to give to such Subordinate Junior Lender in respect of such Proceeding or the applicable Event of Default) prior to the date that all obligations of such Senior Junior Borrower to such Senior Junior Lender under the Senior Junior Loan Documents are paid in full in cash, or (c) payments permitted under the last sentence of Section 9; provided, however, that if such Subordinate Junior Lender is diligently exercising its cure rights pursuant to Section 12 with respect to all defaults under the Senior Loan Documents and the Senior Junior Loan Documents, then payments may be made under the related Subordinate Junior Loan, as well as under any other Junior Loan that is a Senior Junior Loan relative to such Subordinate Junior Loan, as if the Event of Default under such Senior Junior Loan had not occurred so long as a Proceeding of a Senior Junior Borrower shall not have occurred without being dismissed. All payments or distributions upon or with respect to a Junior Loan which are received by a Junior Lender contrary to the provisions of this Agreement shall be received in trust for the benefit of Senior Lender and each applicable Senior Junior Lender (to the extent payable to such Senior Junior Lender) and shall be paid over first to Senior Lender to the extent that Senior Lender is entitled thereto hereunder and under the Senior Loan Documents and then to the most Senior Junior Lender to the extent the same is entitled thereto hereunder and under the Senior Junior Loan Documents in the same form as so received (with any necessary endorsement) to be applied (in the case of cash) to, or held as collateral (in the case of non-cash property or securities) for, as applicable, the payment or performance first of the Senior Loan in accordance with the terms of the Senior Loan Documents and then the Senior Junior Loan in accordance with the terms of the Senior Junior Loan Documents. Nothing contained herein shall prohibit a Junior Lender from making Protective Advances (and adding the amount thereof to the principal balance of its Junior Loan) notwithstanding the existence of an Event of Default under the Senior Loan or any Senior Junior Loan at such time.

(c) Notwithstanding anything to the contrary contained in this Agreement, including, without limitation, Sections 10(a) and (b), but without limiting any payments permitted in accordance with the last sentence of Section 9 hereof:

(i) provided that no Continuing Event of Default shall then exist under the Senior Loan Documents or (with respect to acceptance of payments by a Subordinate Junior Lender only) the Senior Junior Loan Documents, a Junior Lender may accept payments of any amounts (both current and delinquent) due and payable from time to time (A) which the applicable Junior Borrower is obligated to pay such Junior Lender in accordance with the terms and conditions of the applicable Junior Loan Documents, and (B) from a Junior Borrower from its own funds and from funds of any Affiliate contributed to such Junior Borrower (and not revenue derived from the Premises, insurance, condemnation proceeds, reserve/escrow amounts or the other collateral for the Senior Loan or any Senior Junior Loan except to the extent the same was distributed or dividended to such Junior Borrower or parent thereof (and the same was not a distribution or dividend in violation of applicable terms and conditions of the Senior Loan Documents or Senior Junior Loan Documents)), and, in either case, such Junior Lender shall have no obligation to pay any such amounts over to Senior Lender or Senior Junior Lender;

(ii) nothing herein shall (A) prohibit a Junior Borrower from making payments from its own funds and from funds of any Affiliate contributed to such Junior

Borrower (and not revenue derived from the Premises, insurance, condemnation proceeds, reserve or escrow amounts or the other collateral for the Senior Loan or (with respect to a Subordinate Junior Loan only) any Senior Junior Loan except to the extent the same was distributed or dividended to such Junior Borrower or Affiliate thereof (and the same was not a distribution or dividend in violation of applicable terms and conditions of the Senior Loan Documents or Senior Junior Loan Documents)) to cure a default under or otherwise to comply with its respective Junior Loan notwithstanding the existence of a default under the Senior Loan or any Senior Junior Loan at such time or (B) prohibit a Junior Lender from accepting and retaining any such permitted payment described in clause (A) of this subsection (ii) (it being acknowledged and agreed that any funds received by a Junior Lender from distributions or dividends made in violation of the terms of the Senior Loan Documents or the Senior Junior Loan Documents shall be held in trust for the benefit of Senior Lender and Senior Junior Lender and shall be paid over first to Senior Lender to the extent that Senior Lender is entitled thereto hereunder and under the Senior Loan Documents and then to Senior Junior Lender to the extent the same is entitled thereto hereunder and under the Senior Junior Loan Documents in the same form as so received (with any necessary endorsement) to be applied (in the case of cash) to, or held as collateral (in the case of non-cash property or securities) for, as applicable, the payment or performance first of the Senior Loan in accordance with the terms of the Senior Loan Documents and then the most senior Senior Junior Loan in accordance with the terms of the Senior Junior Loan Documents);

(iii) any guarantor of any Junior Loan, any Affiliate of any guarantor of any Junior Loan, and any other Person may make payments from its own funds (which may include any Premises-related revenue that is or was distributed or dividended to such Person (other than a distribution or dividend in violation of applicable terms and conditions of the Senior Loan Documents or, if applicable, the Senior Junior Loan Documents)) to cure a default or otherwise make any payments under or in respect of the respective Junior Loan, and the applicable Junior Lender may receive and retain any such payments notwithstanding the existence of any Event of Default under the Senior Loan or any Senior Junior Loan (it being acknowledged and agreed that any funds received by a Junior Lender from distributions or dividends made in violation of the terms of the Senior Loan Documents or the Senior Junior Loan Documents shall be held in trust for the benefit of Senior Lender and each Senior Junior Lender and shall be paid over first to Senior Lender to the extent Senior Lender is entitled thereto hereunder and under the Senior Loan Documents and then to the most Senior Junior Lender to the extent the same is entitled thereto hereunder and under the Senior Junior Loan Documents in the same form as so received (with any necessary endorsement) to be applied (in the case of cash) to, or held as collateral (in the case of non-cash property or securities) for, as applicable, the payment or performance first of the Senior Loan in accordance with the terms of the Senior Loan Documents and then the applicable Senior Junior Loan in accordance with the terms of the Senior Junior Loan Documents); and

(iv) a Junior Lender may accept and retain amounts received in connection with the exercise of its rights and remedies with respect to its related Separate Collateral in accordance with the terms and conditions of this Agreement, including the proceeds of Equity Collateral Enforcement Action and any other enforcement, sale or liquidation of a

Junior Lender’s Separate Collateral permitted pursuant to the terms of this Agreement, or proceeds from any sale of such Junior Lender’s interest in the Junior Loan held by such Junior Lender or any payments permitted to be made to such Junior Lender hereunder.

(d) A Junior Lender may take any Equity Collateral Enforcement Action which is not prohibited by Section 6 in its sole and absolute discretion without Senior Lender’s or Senior Junior Lender’s consent; provided, that such Junior Lender shall (i) prior to commencing any Equity Collateral Enforcement Action, give Senior Lender and each other Junior Lender written notice of the default which would permit such Junior Lender to commence such Equity Collateral Enforcement Action, and (ii) keep Senior Lender and Senior Junior Lender reasonably apprised as to the status of any Equity Collateral Enforcement Action.

(e) Subject to the terms of each of the Ground Leases, in the event of a casualty to the buildings or improvements constructed on any portion of the Premises or a condemnation or taking under a power of eminent domain of all or any portion of the Premises, any payments, awards, proceeds, distributions, or consideration arising from any such event, net of reasonable costs and expenses (including, but not limited to, reasonable attorneys’ fees), if any, in collecting such payments, awards, proceeds, distributions, or consideration (the “Award”), shall be applied by Senior Lender either to restoration or to the Senior Loan in accordance with Section 2.4.2 of the Senior Loan Agreement. In the event that Senior Lender elects not to make the Award available for restoration and the Award is in excess of amounts due to Senior Lender in accordance with Section 2.4.2 of the Senior Loan Agreement then Senior Lender shall, so long as there is no Continuing Event of Default under the Senior Loan Documents, distribute such excess to Mezzanine A Lender to be applied in accordance with Section 2.4.2 of the Mezzanine A Loan Agreement or, if the Mezzanine A Loan is not then outstanding, to Mezzanine B Lender, to be applied in accordance with Section 2.4.2 of the Mezzanine B Loan Agreement or, if the Mezzanine B Loan is not then outstanding, to Mezzanine C Lender, to be applied in accordance with Section 2.4.2 of the Mezzanine C Loan Agreement or, if no Junior Loan is outstanding, to Borrower to the extent permitted under the Senior Loan Agreement. In the event of any competing claims for all or any part of the Award, Senior Lender shall hold the Award (or such portion thereof) until Senior Lender receives an agreement signed by all relevant parties making a claim to the Award (or such portion thereof) or a final order of a court of competent jurisdiction directing Senior Lender as to how the Award (or such portion thereof) is to be distributed. Notwithstanding the foregoing, in the event of a casualty or condemnation, Senior Lender shall release the Awards in any such event to Borrower if and to the extent required by the terms and conditions of the Senior Loan Documents in order to repair and restore the applicable Premises or any portion thereof in accordance with the terms and provisions of the Senior Loan Documents. Awards made available to, and used by, Borrower for the repair or restoration of the Premises or any applicable portion thereof shall not be subject to attachment by any Junior Lender. Upon a Junior Lender’s written request, Senior Lender shall advise such Junior Lender of the status of the adjustment or the settlement of a claim or of any disbursement of proceeds to the extent received or disbursed by Senior Lender.

(f) Each Junior Lender shall be entitled to retain (i) any proceeds generated as a result of any Equity Collateral Enforcement Action with respect to the Equity Collateral for the related Junior Loan up to the applicable judgment amount, so long as such action was commenced in accordance with the terms of this Agreement, and (ii) payments or proceeds generated from an Equity Collateral Enforcement Action with respect to the Separate Collateral for the related Junior Loan in accordance with this Agreement.

Section 11.	RIGHTS OF SUBROGATION; BANKRUPTCY.

(a) Marshalling of Assets and Information. Senior Lender and Junior Lenders each hereby waives any requirement for marshaling of assets in connection with any foreclosure of any security interest or any other realization upon collateral in respect of the Senior Loan Documents or the Junior Loan Documents, as applicable, or any exercise of any rights of set-off. Each of Junior Lenders and Senior Lender assumes all responsibility for keeping itself informed as to the condition (financial or otherwise) of Borrower and each Junior Borrower, the condition of the Premises and all other collateral and other circumstances and, except for notices expressly required by this Agreement, neither Senior Lender nor any Junior Lender shall have any duty whatsoever to obtain, advise or deliver information or documents to the others relative to such condition, business, assets or operations.

(b) No Fiduciary Duties. Each Junior Lender agrees that Senior Lender owes no fiduciary duty to any Junior Lender in connection with the administration of the Senior Loan and the Senior Loan Documents and each Junior Lender agrees not to assert any claim based on breach of fiduciary duty. Senior Lender agrees that none of Junior Lenders owes a fiduciary duty to Senior Lender in connection with the administration of the Junior Loans and the Junior Loan Documents and Senior Lender agrees not to assert any claim based on breach of fiduciary duty. Each Junior Lender agrees that no other Junior Lender owes any fiduciary duty to such Junior Lender in connection with the administration of a Junior Loan and the related Junior Loan Documents and each Junior Lender agrees not to assert any claim based on breach of fiduciary duty.

(c) Payments, Distributions and Protective Advances. Except as expressly provided in Section 6(b), no payment or distribution to Senior Lender pursuant to the provisions of this Agreement and no Protective Advance by a Junior Lender shall entitle such Junior Lender to exercise any right of subrogation in respect thereof prior to the payment in full in cash of the Senior Loan Liabilities, and each of Junior Lenders agrees that, except with respect to the enforcement of its remedies under the Junior Loan Documents related to the Junior Loan held by such Junior Lender permitted hereunder, prior to the satisfaction of all Senior Loan Liabilities it shall not acquire, by subrogation or otherwise (except as expressly set forth in Section 6(b) hereof), any lien, estate, right or other interest in any portion of the Premises or any other collateral now securing the Senior Loan or the proceeds therefrom that is or may be prior to, or of equal priority to, any of the Senior Loan Documents or the liens, rights, estates and interests created thereby. Except as expressly set forth in Section 6(b) hereof, no payment or distribution to a Senior Junior Lender pursuant to the provisions of this Agreement and no Protective Advance by a Subordinate Junior Lender shall entitle such Subordinate Junior Lender to exercise any right of subrogation in respect thereof prior to the payment in full in cash of the Senior Junior Loan Liabilities, and each Subordinate Junior Lender agrees that, except with respect to the enforcement of its remedies under the Subordinate Junior Loan Documents related to the Subordinate Junior Loan held by such Subordinate Junior Lender permitted hereunder, prior to the satisfaction of all Senior Junior Loan Liabilities it shall not acquire, by subrogation or otherwise (except as expressly set forth in Section 6(b) hereof), any lien, estate, right or other interest in any portion of the Premises, the Separate Collateral of any Senior Junior Lender or any other collateral now securing the Senior Loan or any Senior Junior Loan or the proceeds therefrom that is or may be prior to, or of equal priority to, any of the Senior Junior Loan Documents or the Senior Loan Documents or the liens, rights, estates and interests created thereby.

(d) Bankruptcy. (i) Subject to Section 18(m), the provisions of this Agreement shall be applicable both before and after the commencement, whether voluntary or involuntary, of any case, proceeding or other action by or against any Borrower Party or any Junior Borrower under any existing or future law of any jurisdiction relating to bankruptcy, insolvency, reorganization or relief of debtors (as to any Borrower Party, any Junior Borrower or any other Person, a “Proceeding”).

(ii) For as long as the Senior Loan shall remain outstanding, none of Junior Lenders shall direct or cause, and none of them shall solicit any Person to direct or cause, either any Borrower Party or any Person which Controls any Borrower Party (the “Borrower Group”) to: (1) commence any Proceeding by or against any Borrower Party; (2) institute proceedings to have any Borrower Party adjudicated a bankrupt or insolvent; (3) consent to, or affirmatively acquiesce in, the institution of any Proceeding by or against any Borrower Party; (4) file a petition or consent to the filing of a petition seeking reorganization, arrangement, adjustment, winding-up, dissolution, composition, liquidation or other relief by or on behalf of any Borrower Party; (5) seek or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian or any similar official for any Borrower Party, the Premises (or any portion thereof) or any other collateral securing the Senior Loan (or any portion thereof); (6) make an assignment for the benefit of any creditor of any Borrower Party; (7) seek to consolidate the Premises or any other assets of any Borrower Party with the assets of any Junior Borrower or any member of the Borrower Group in any Proceeding; or (8) affirmatively take any action in furtherance of any of the foregoing. The terms and provisions of this Section 11(d) apply to each Junior Lender solely in its respective capacity as a Junior Lender. If any Junior Lender (x) commences an Equity Collateral Enforcement Action against any Junior Borrower, and pursuant to such Equity Collateral Enforcement Action such Junior Lender takes title to the Equity Collateral of such Junior Borrower, or (y) exercises voting power to direct or cause the direction of the management or policies of such Equity Collateral pursuant to rights granted in the applicable Junior Loan Documents, from and after the date title to such Equity Collateral is vested in such Junior Lender, or the date such Junior Lender exercises such voting power, as applicable, such Junior Lender shall be bound by the terms and provisions of the respective organizational documents of each applicable Borrower Party and such Junior Borrower regarding bankruptcy and all matters requiring the vote of the independent directors/managers/members of such Junior Borrower and not by the terms of this Section 11(d).

(iii) In the event that a Junior Lender is deemed to be a creditor of any Borrower Party in any Proceeding: (1) each of Junior Lenders hereby agrees that it shall not make any election, give any consent, commence any action or file any motion, claim, obligation, notice or application or take any other action in any Proceeding by or against any Borrower Party without the prior written consent of Senior Lender, except to the extent necessary to preserve or realize upon such Junior Lender’s interest in any Separate Collateral pledged to such Junior Lender pursuant to the Junior Loan Documents related to the Junior Loan held by such Junior Lender; provided, however, that any such filing shall not be as a creditor of any Borrower Party unless necessary to permit the filing; (2) Senior Lender may vote in any such Proceeding any and all claims of such Junior Lender against any Borrower Party, and each of Junior Lenders hereby appoints Senior Lender as its agent, and grants to Senior Lender an irrevocable power of attorney coupled with an interest, and its proxy, for the purpose of exercising any and all rights and taking any and all actions available to such Junior Lender in connection with any case by or against any Borrower Party in any Proceeding, including without limitation, the right to file and prosecute any claims, to vote to accept or reject a plan, and to make any election under Section 1111(b) of the Bankruptcy Code, provided, however, that with respect to any proposed plan of reorganization including any Borrower Party in respect of which creditors are voting, Senior Lender may vote on behalf of such Junior Lender only if the proposed plan of reorganization would result in Senior Lender’s claims or interests being “impaired” (as such term is defined in the Bankruptcy Code); and (3) no Junior Lender shall challenge the validity or amount of any claim against any Borrower Party submitted in such Proceeding by Senior Lender in good faith or any valuations of the Premises, or any portion thereof, or other Senior Loan collateral submitted by Senior Lender in good faith in such Proceeding, or take any other action in such Proceeding, which is adverse to Senior Lender’s enforcement of its claim or receipt of adequate protection (as that term is defined in the Bankruptcy Code). The terms and provisions of this Section 11(d) apply to each Junior Lender solely in its capacity as a Junior Lender. Senior Lender shall not have the rights provided in this Section 11(d)(iii) if Senior Lender is a Broad Affiliate of Borrower.

(iv) For as long as any Senior Junior Loan shall remain outstanding, no Subordinate Junior Lender shall, nor shall solicit any Person to, nor shall direct or cause the related Subordinate Junior Borrower to direct or cause any Senior Junior Borrower or any Person which Controls such Senior Junior Borrower (as applicable, the “Senior Junior Borrower Group”) to: (1) commence any Proceeding by or against such Senior Junior Borrower; (2) institute proceedings to have any Senior Junior Borrower adjudicated a bankrupt or insolvent; (3) consent to, or affirmatively acquiesce in, the institution of any Proceeding by or against any Senior Junior Borrower; (4) file a petition or consent to the filing of a petition seeking reorganization, arrangement, adjustment, winding-up, dissolution, composition, liquidation or other relief by or on behalf of any Senior Junior Borrower; (5) seek or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian or any similar official for any Senior Junior Borrower, Separate Collateral for any Senior Junior Loan (or any portion thereof) or any other collateral securing any Senior Junior Loan (or any portion thereof); (6) make an assignment for the benefit of any creditor of any Senior Junior Borrower; (7) seek to consolidate the Separate Collateral for any Senior Junior Loan (or any portion thereof) or any other assets of any Senior Junior Borrower with the assets of any Subordinate Junior Borrower under any Subordinate Junior Loan or any member of the applicable Junior Borrower Group in any Proceeding; or (8) affirmatively take any action in furtherance of any of the foregoing. The terms and provisions of this Section 11(d) apply to each Subordinate Junior Lender in its capacity as Subordinate Junior Lender.

(v) In the event that a Subordinate Junior Lender is deemed to be a creditor of Senior Junior Borrower in any Proceeding: (1) such Subordinate Junior Lender hereby agrees that it shall not make any election, give any consent, commence any action or file any motion, claim, obligation, notice or application or take any other action in any Proceeding by or against any Senior Junior Borrower without the prior written consent of the related Senior Junior Lender, except to the extent necessary to preserve or realize upon its interest in such Subordinate Junior Lender’s Equity Collateral; provided, however, that any such filing shall not be as a creditor of such Senior Junior Borrower unless necessary to permit the filing; (2) such Senior Junior Lender may vote in any such Proceeding against such Senior Junior Borrower any and all claims of such Subordinate Junior Lender, and such Subordinate Junior Lender hereby appoints such Senior Junior Lender as its agent, and grants to such Senior Junior Lender an irrevocable power of attorney coupled with an interest, and its proxy, for the purpose of exercising any and all rights and taking any and all actions available to such Senior Junior Lender in connection with any case by or against the applicable Senior Junior Borrower Group in any Proceeding, including without limitation, the right to file and prosecute any claims, to vote to accept or reject a plan, to make any election under Section 1111(b) of the Bankruptcy Code, provided, however, that with respect to any proposed plan of reorganization including any Senior Junior Borrower in respect of which creditors are voting, such Senior Junior Lender may vote on behalf of such Subordinate Junior Lender only if the proposed plan of reorganization would result in such Senior Junior Lender’s claims or interests being “impaired” (as such term is defined in the Bankruptcy Code) with respect to such Senior Junior Borrower; (3) such Subordinate Junior Lender shall not challenge the validity or amount of any claim submitted in such Proceeding by such Senior Junior Lender in good faith or any valuations of the Separate Collateral for the such Senior Junior Loan or other collateral for such Senior Junior Loan submitted by such Senior Junior Lender in good faith, in such Proceeding or take any other action in such Proceeding, which is adverse to enforcement by such Senior Junior Lender of its claim with respect to such Senior Junior Borrower or receipt of adequate protection (as that term is defined in the Bankruptcy Code); (4) such Subordinate Junior Lender waives any right to object to, and shall be deemed to have consented to: (A) such Senior Junior Borrower’s use of any cash collateral to the extent of any consent thereto given by such Senior Junior Lender, (B) any request by such Senior Junior Lender for adequate protection (as that term is defined in the Bankruptcy Code), (C) any debtor-in-possession financing provided to such Senior Junior Borrower by such Senior Junior Lender, by any Broad Affiliate of such Senior Junior Lender, or by any third party with such Senior Junior Lender’s consent, (D) any motion by such Senior Junior Lender for dismissal of the Proceeding or for relief from the automatic stay (as defined in the United States Bankruptcy Code), (E) any request by such Senior Junior Lender for post-petition interest, and (F) any sale of such Senior Junior Borrower’s assets to the extent that such Senior Junior Lender has consented thereto; and (5) without such Senior Junior Lender’s consent, no Subordinate Junior Lender shall, and waives any and all rights to: (A) request adequate protection (as that term is defined in the Bankruptcy Code) (and in the event any such adequate protection is awarded to such Subordinate Junior Lender, any adequate protection in the form of cash is hereby assigned to such Senior Junior Lender and any adequate protection in the form of a lien on or security interest in the

Premises or any other collateral for such Senior Junior Loan is hereby subordinated to all of such Senior Junior Lender’s respective rights, liens, or security interests in or to the Premises and such collateral), (B) provide debtor-in-possession financing to any Senior Junior Borrower (unless such debtor-in-possession financing shall pay the related Senior Junior Loan in full), (C) file or support any motion for dismissal of the Proceeding or relief from the automatic stay (as defined in the Bankruptcy Code), (D) request any post-petition interest, (E) request any sale of any Senior Junior Borrower’s assets, or (F) file, propose, support, accept, or reject any plan of reorganization of any Senior Junior Borrower. The terms and provisions of this Section 11(d) apply to any Junior Lender solely in its capacity as a Junior Lender. No Senior Junior Lender shall have the rights provided in this Section 11(d)(v) if such Senior Junior Lender is a Broad Affiliate of Borrower or a Junior Borrower.

(vi) Without limiting any restrictions set forth above, each Affiliate Holder agrees (A) that it shall not, and shall not solicit any Person (including, but not limited to, any Junior Borrower, any member of the related Junior Borrower Group or any Junior Lender) to and shall not direct or cause any Person to, and waives any and all rights to: (I) commence any Proceeding by or against its Junior Borrower, (II) institute proceedings to have its Junior Borrower adjudicated a bankrupt or insolvent, (III) consent to, or affirmatively acquiesce in, the institution of any Proceeding by or against its Junior Borrower, (IV) file a petition or consent to the filing of a petition seeking reorganization, arrangement, adjustment, winding-up, dissolution, composition, liquidation or other relief by or on behalf of its Junior Borrower, (V) seek or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian or any similar official for its Junior Borrower or its Separate Collateral for its Junior Loan (or any portion thereof) or any other collateral securing its Junior Loan (or any portion thereof), (VI) make an assignment for the benefit of any creditor of its Junior Borrower, (VII) seek to consolidate the Separate Collateral for its Junior Loan (or any portion thereof) or any other assets of its Junior Borrower with the assets of the applicable Junior Borrower Group, any other Junior Borrower or Borrower in any Proceeding, or (VIII) take any action in furtherance of any of the foregoing; and (B) that it shall not, and shall not solicit any Person (including, but not limited to, any Junior Borrower, any member of the related Junior Borrower Group or any Junior Lender) to, and shall not direct or cause any Person to, and waives any and all rights to: (1) make any election, give any consent, commence any action or file any motion, claim, obligation, notice or application or take any other action in any Proceeding by or against any Borrower Party or any Junior Borrower, (2) object to any relief sought by Senior Lender or a Junior Lender in any Proceeding of any Borrower Party or a Junior Borrower, (3) challenge the validity or amount of any claim submitted in any Proceeding by Senior Lender or a Junior Lender in good faith or any valuations of the Premises or other collateral for the Senior Loan or a Junior Loan submitted by Senior Lender or a Junior Lender in good faith in such Proceeding, or take any other action in such Proceeding, which is adverse to enforcement by Senior Lender or a Junior Lender of such Person’s respective claim with respect to any Borrower Party or a Junior Borrower or receipt of adequate protection (as that term is defined in the Bankruptcy Code), (4) provide, participate in, or support any other Person in the provision of, any debtor-in-possession financing to any Borrower Party or a Junior Borrower, (5) file or support any motion for dismissal of the Proceeding or relief from the automatic stay (as defined in the Bankruptcy Code), (6) request any post-petition interest, (7) request adequate protection, (8) request any sale of any Borrower Party’s or a Junior Borrower’s assets, or (9) file, propose, support, accept, or reject any plan of reorganization of any Borrower Party or a Junior Borrower.

Section 12.	RIGHTS OF CURE.

(a) Notice of Senior Default. Prior to accelerating the Senior Loan or commencing any other Enforcement Action by reason of an Event of Default under the Senior Loan Documents, Senior Lender shall provide written notice of the default which would permit Senior Lender to commence such Enforcement Action or the circumstances constituting or giving rise to the Event of Default to each of the Junior Lenders and any Loan Pledgees entitled to notice thereof pursuant to Section 16, whether or not Senior Lender is obligated to give notice thereof to any Borrower Party (each, a “Senior Loan Default Notice”) and shall provide each of the Junior Lenders and any such Loan Pledgees notice of the failure of any Junior Lender or such Loan Pledgee to exercise the cure rights provided in Section 12(b) or (c). In the event Senior Lender has delivered a Senior Loan Default Notice regarding a Senior Loan Event of Default that has not been cured by a Junior Lender pursuant to Section 12, Senior Lender shall provide Junior Lenders with copies of any and all material notices relating to such Event of Default, pleadings, agreements, motions and briefs served upon, delivered to or with any party to any Enforcement Action and otherwise keep Junior Lenders reasonably apprised as to the current status of any Enforcement Action, provided, that Senior Lender’s compliance with its obligations under this sentence shall not in and of itself constitute a condition to completing an Enforcement Action (or otherwise give rise to any right of any Junior Lender to, or to move or otherwise seek to, stay, delay, postpone, prevent or otherwise interfere with such Enforcement Action), so long as such Enforcement Action is otherwise implemented in accordance with the terms and provisions of this Agreement. Except in connection with Borrower’s failure to repay the Senior Loan in full in cash on the maturity date thereof, Senior Lender shall permit Junior Lenders an opportunity to cure such default in accordance with the provisions of this Section 12 and shall not accelerate the Senior Loan (other than pursuant to any automatic acceleration provided for in the Senior Loan Documents) or commence an Enforcement Action on account of such default unless such cure is not effectuated within the applicable cure periods provided for in Section 12(b) or (c). In the event Borrower fails to repay the Senior Loan in full in cash on the maturity date thereof, each of the Junior Lenders shall have the right to purchase the Senior Loan (and all rights thereunder, including the right to extend the Senior Loan) pursuant to the terms, and subject to the conditions, provided in Section 14(a). Prior to or concurrently with undertaking any curative action with respect to the Senior Loan, a Junior Lender shall provide Senior Lender and Senior Junior Lender with written notice thereof.

(b) Senior Loan Monetary Cure Period. If the default identified in a Senior Loan Default Notice is a monetary default relating to the payment of interest or scheduled principal (if any) or a liquidated sum of money, each Junior Lender shall have until ten (10) Business Days after the later of (A) the receipt by it from Senior Lender of the Senior Loan Default Notice and (B) the expiration of Borrower’s cure period with respect to such default provided in the Senior Loan Documents, if any, to cure such monetary default (the “Monetary Cure Period”). In the event a Junior Lender elects to cure any such monetary default, such Junior Lender shall (x) reimburse Senior Lender for any interest charged by Senior Lender on any required (pursuant to an applicable pooling and servicing agreement or trust and servicing agreement in connection with a Securitization) advances for the Senior Loan (including Protective Advances) for amounts which Borrower would be obligated to pay under the Senior Loan Documents together with payment of all other amounts then due under the Senior Loan Documents (excluding any late charges, late fees and default interest), and (y) for so long as such Junior Lender is curing such monetary default, with respect to any liquidated sum of money that becomes first due and payable pursuant to the Senior Loan Documents after the delivery of a Senior Loan Default Notice, such Junior Lender shall pay or cause to be paid such sum, in the amount notified to such Junior Lender by Senior Lender, not more than five (5) Business Days after receipt of such notice from Senior Lender, in accordance with the Senior Loan Documents, subject only to any grace period with respect to such sum provided in the Senior Loan Documents and without the additional grace period applicable to such Junior Lender with respect to the initial monetary default pursuant to this Section 12(b), but subject to any notice requirements under the Senior Loan Documents, provided, however, the curing Junior Lender shall not be required to pay default interest or late charges in respect of such sum accruing for the ten (10) Business Day period after receipt of the Senior Loan Default Notice. Each of the Junior Lenders shall only have the right to cure as hereinabove set forth with respect to monthly scheduled debt service payments on the Senior Loan for a period of no more than six (6) months in any consecutive twelve (12) month period unless Junior Lender making such cure payments has commenced and is continuing to diligently pursue its rights against such Junior Lender’s Equity Collateral. In the event more than one Junior Lender cures any monetary default in accordance with the terms of this Section 12(b), Senior Lender hereby agrees (x) to accept the cure from the junior most Junior Lender and (y) to return to Senior Junior Lender within three (3) Business Days of accepting such cure from the junior most Junior Lender any funds tendered by Senior Junior Lender. The cure period for a Junior Lender with respect to a monetary default shall run concurrently with the cure period for the other Junior Lenders with respect to such monetary default and in no event shall such cure periods run sequentially. Notwithstanding the foregoing, if a Junior Lender elects to pursue such cure of defaults involving monthly scheduled debt service payments as set forth above and thereafter either fails to make the required cure payments or fails to diligently pursue its rights against such Junior Lender’s Equity Collateral, then notwithstanding any earlier election of the remaining Junior Lenders not to cure the defaults involving monthly scheduled debt service payments, any other Junior Lender shall be entitled to succeed to all such cure rights, upon written notice to Senior Lender, so long as such other Junior Lender promptly commences and thereafter diligently pursues its rights against its Equity Collateral as required above and otherwise satisfies the provisions of this Section 12(b). If the default referenced in a Senior Loan Default Notice has been cured such that there is no longer an Event of Default under the Senior Loan Documents, Junior Lenders shall have the same Monetary Cure Period with respect to any future Senior Loan Default Notice.

(c) Senior Loan Non-Monetary Cure Period. If the default identified in a Senior Loan Default Notice is of a non-monetary nature, the Junior Lenders shall have the following cure periods (the “Non-Monetary Cure Period”):

(i) Mezzanine C Lender shall have until the later of (A) five (5) Business Days after the receipt by Mezzanine C Lender of a Senior Loan Default Notice and (B) ten (10) Business Days after the expiration of Borrower’s cure period, if any, for such non-monetary default provided in the Senior Loan Documents, to cure such non-monetary default;

(ii) if Mezzanine C Lender does not exercise the cure rights pursuant to (i) above, then Mezzanine B Lender shall have until the later of (A) five (5) Business Days after the receipt by Mezzanine B Lender from Senior Lender of notice that Mezzanine C Lender failed to exercise the right to cure the default specified in a Senior Loan Default Notice and (B) twenty (20) Business Days after the expiration of Borrower’s cure period, if any, for such non-monetary default provided in the Senior Loan Documents, to cure such non-monetary default;

(iii) if Mezzanine B Lender does not exercises such cure rights, then Mezzanine A Lender shall have until the later of (A) five (5) Business Days after the receipt by Mezzanine A Lender from Senior Lender of notice that such Junior Lenders failed to exercise the right to cure the default specified in a Senior Loan Default Notice and (B) twenty-five (25) Business Days after the expiration of Borrower’s cure period, if any, for such non-monetary default provided in the Senior Loan Documents, to cure such non-monetary default.

Notwithstanding the applicable Non-Monetary Cure Period with respect to each Junior Lender, if (i) a non-monetary default identified in a Senior Loan Default Notice is susceptible of cure but cannot reasonably be cured within such applicable Non-Monetary Cure Period or, if not susceptible of cure without foreclosure of the Equity Collateral or not susceptible to cure at all, a Junior Lender is diligently pursuing foreclosure of its Equity Collateral (subject to any applicable stay) and (ii) curative action, which may include, in the case of a non-monetary default that is not susceptible of cure during the applicable Non-Monetary Cure Period, an Equity Collateral Enforcement Action, was promptly commenced and is being diligently pursued by a Junior Lender (subject to any applicable stay), such Junior Lender shall be given such additional period of time as is reasonably necessary for such Junior Lender in the exercise of due diligence to cure such non-monetary default (or to foreclose if the non-monetary default is not susceptible of cure without foreclosure of the Equity Collateral, or not susceptible to cure at all) for so long as (W) Borrower or such Junior Lender makes or causes to be made timely payment of Borrower’s regularly scheduled monthly principal (if any) and interest payments under the Senior Loan and any other amounts due under the Senior Loan Documents (other than any late charges, late fees and default interest accruing other than by reason of any failure to make such regularly scheduled monthly principal (if any) and interest payments in a timely manner), (X) such additional period of time does not exceed ninety (90) days, unless such non-monetary default is of a nature that cannot be cured within such ninety (90) days, in which case, such Junior Lender shall have such additional time as is reasonably necessary to cure such non-monetary default, provided that such Junior Lender is continuously and diligently pursuing a cure of such non-monetary default, (Y) such default is not caused by a Proceeding of any Borrower Party, and (Z) during such Non-Monetary Cure Period or any extension thereof pursuant to this sentence, there is no material impairment to the value, use or operation of the Premises taken as a whole as reasonably determined by Senior Lender in good faith as a result of such non-monetary default. If a Junior Lender has commenced exercising any such cure right during a Non-Monetary Cure Period and elects not to proceed with such cure, such Junior Lender shall promptly notify Senior Lender and, if applicable, Senior Junior Lender, and Senior Junior Lender shall be deemed in compliance with the terms hereof if it commences curing such event within five (5) Business Days following receipt of written notice of such election not to proceed with such cure by Subordinate Junior Lender and otherwise complies with the provisions of this Section 12(c). If a Subordinate Junior Lender is exercising its cure right pursuant to this Section 12(c), it shall consult with Senior Junior Lender and keep Senior Junior Lender informed as to its progress. The Non-Monetary Cure Period and any additional cure period granted hereunder to a Junior Lender electing to cure a non-monetary default of Borrower shall automatically terminate upon (x) the commencement of a voluntary Proceeding involving any Borrower Party, (y) a consent to an involuntary Proceeding by any Borrower Party or (z) the failure of any Borrower Party to have an involuntary Proceeding against it discharged, stayed or dismissed within ninety (90) days of filing thereof, unless in each case such Proceeding is dismissed, in which case the right will be reinstated from and after such dismissal to the extent the other conditions of this Section 12(c) are then satisfied.

(d) Senior Junior Loan Default Notice. Prior to accelerating a Senior Junior Loan or commencing any other Equity Collateral Enforcement Action by reason of an Event of Default under the Senior Junior Loan Documents, the related Senior Junior Lender shall provide written notice of the default which would permit such Senior Junior Lender to commence such Equity Collateral Enforcement Action to each Subordinate Junior Lender and any Loan Pledgees entitled to notice thereof pursuant to Section 16, whether or not such Senior Junior Lender is obligated to give notice thereof to the Senior Junior Borrower under such Senior Junior Loan (each, a “Junior Loan Default Notice”). Except in connection with such Senior Junior Borrower’s failure to repay such Senior Junior Loan in full in cash on the maturity date thereof, such Senior Junior Lender shall permit such Subordinate Junior Lender an opportunity to cure such default in accordance with the provisions of this Section 12 and shall not accelerate such Senior Junior Loan or commence any other Equity Collateral Enforcement Action on account of such default unless such cure is not effectuated within the applicable cure period provided for in Section 12(e) or 12(f) below. In the event such Senior Junior Borrower fails to repay such Senior Junior Loan in full in cash on the maturity date thereof, each Subordinate Junior Lender shall have the right to purchase such Senior Junior Loan (and all rights thereunder, including the right to extend such Senior Junior Loan) pursuant to the terms, and subject to the conditions, provided in Section 14(c). Prior to or concurrently with undertaking any curative action with respect to a Senior Junior Loan, a Subordinate Junior Lender shall provide the related Senior Junior Lender with written notice thereof. A Senior Junior Lender shall keep each Subordinate Junior Lender reasonably apprised as to the status of any Equity Collateral Enforcement Action.

(e) Junior Loan Monetary Cure Period. If the default identified in a Junior Loan Default Notice is a monetary default relating to the payment of interest or scheduled principal (if any) or a liquidated sum of money, (i) each Subordinate Junior Lender shall have until ten (10) Business Days after the later of (A) the receipt by it from the applicable Senior Junior Lender of such Junior Loan Default Notice and (B) the expiration of the applicable Senior Junior Borrower’s cure period provided in the Senior Junior Loan Documents, if any, to cure such monetary default (such period, the “Junior Loan Monetary Cure Period”). In the event that a Subordinate Junior Lender elects to cure a monetary default under a Senior Junior Loan, (x) such Subordinate Junior Lender shall reimburse the applicable Senior Junior Lender for any interest charged by such Senior Junior Lender on any required (pursuant to an applicable pooling and servicing agreement or trust and servicing agreement or equivalent agreement) advances for such Senior Junior Loan (including Protective Advances) for amounts which the related Senior Junior Borrower would be obligated to pay under the related Senior Junior Loan Documents together with payment of all other amounts then due under such Senior Junior Loan Documents (excluding any late charges, late fees and default interest), and (y) with respect to any liquidated sum of money that becomes first due and payable pursuant to such Senior Junior Loan Documents after the delivery of such Junior Loan Default Notice, such Subordinate Junior Lender shall pay such sum, in the amount notified to such Subordinate Junior Lender by such Senior Junior Lender, not more than five (5) Business Days after receipt of such notice from such Senior Junior Lender, in accordance with such Senior Junior Loan Documents, subject only to any grace period with respect to such amount provided in such Senior Junior Loan Documents and without any additional grace period to the initial monetary default, but subject to any notice requirements under such Senior Junior Loan Documents with respect to such liquidated sum of money (and the receipt by such Junior Lender of such notice); provided, however, such Subordinate Junior Lender shall not be required to pay default interest or late charges in respect of such sum accruing for the ten (10) Business Day period after receipt of the Junior Loan Default Notice. Each Subordinate Junior Lender shall only have the right to cure as hereinabove set forth with respect to monthly scheduled debt service payments on a Senior Junior Loan for a period of no more than six (6) months in any consecutive twelve (12) month period unless such Subordinate Junior Lender making such cure payments has commenced and is continuing to diligently pursue its rights against such Subordinate Junior Lender’s Equity Collateral. In the event more than one Subordinate Junior Lender cures any monetary default in accordance with the terms of this Section 12(e), the applicable Senior Junior Lender hereby agrees (x) to accept the cure from the junior-most Subordinate Junior Lender and (y) to return to any more senior Subordinate Junior Lender within two (2) Business Days of accepting such cure from the junior-most Subordinate Junior Lender any funds tendered by such more senior Subordinate Junior Lender. The cure period for a Subordinate Junior Lender with respect to a monetary default shall run concurrently with the cure period for each other Subordinate Junior Lender with respect to such monetary default and in no event shall such cure periods run sequentially. Notwithstanding the foregoing, if a Subordinate Junior Lender elects to pursue such cure of defaults involving monthly scheduled debt service payments as set forth above and thereafter either fails to make a required cure payment or fails to diligently pursue its rights against such Subordinate Junior Lender’s Equity Collateral, then notwithstanding the earlier election of any remaining Subordinate Junior Lender not to cure such defaults involving monthly scheduled debt service payments, each such other Subordinate Junior Lender shall be entitled to succeed to all such cure rights, upon written notice to the Senior Junior Lender that is the holder of the Senior Junior Loan that is subject to the Event of Default, so long as such remaining Subordinate Junior Lender promptly commences and thereafter diligently pursues its rights against its Equity Collateral and otherwise satisfies the provisions of this Section 12(e). If the default referenced in a Junior Loan Default Notice has been cured such that there is no longer an Event of Default under the applicable Senior Junior Loan Documents, each applicable Subordinate Junior Lender shall have the same Junior Loan Monetary Cure Period with respect to any future Junior Loan Default Notice.

(f) Junior Loan Non-Monetary Cure Period. If the default identified in the Junior Loan Default Notice is of a non-monetary nature, (i) each Subordinate Junior Lender shall have until ten (10) Business Days after the later of (A) the receipt by it of a Junior Loan Default Notice and (B) the expiration of the applicable Senior Junior Borrower’s cure period, if any, for such non-monetary default provided in the related Senior Junior Loan Documents, to cure such non-monetary default (such period, the “Junior Loan Non-Monetary Cure Period”); provided, that (x) if such non-monetary default is susceptible of cure (prior to or after completion of an Equity Collateral Enforcement Action) but cannot reasonably be cured within the Junior Loan Non-Monetary Cure Period or, if not susceptible of cure without foreclosure on the Equity Collateral or not susceptible to cure at all, such Subordinate Junior Lender is diligently pursuing foreclosure of its Equity Collateral, and (y) curative action which may include, in the case of a non-monetary default that is not susceptible of cure during the applicable Junior Loan Non-Monetary Cure Period, an Equity Collateral Enforcement Action, was promptly commenced and is being diligently pursued by such Subordinate Junior Lender, such Subordinate Junior Lender shall be given an additional period of time as is reasonably necessary for such Subordinate Junior Lender in the exercise of due diligence to cure such non-monetary default (or to foreclose in the non-monetary default is not susceptible of cure without foreclosure of the Equity Collateral or not susceptible of cure at all) for so long as (A) such Subordinate Junior Lender makes or causes to be made timely payment of such Senior Junior Borrower’s regularly scheduled monthly principal and interest payments under the related Senior Junior Loan and any other amounts due under the related Senior Junior Loan Documents (other than any late charges, late fees and default interest accruing other than by reason of any failure by such Subordinate Junior Lender to make such regularly scheduled monthly principal (if any) and interest payments in a timely manner), (B) such additional period of time does not exceed ninety (90) days, unless such non-monetary default is of a nature that cannot be cured within such ninety (90) days, in which case, such Subordinate Junior Lender shall have such additional time as is reasonably necessary to cure such non-monetary default, provided that such Subordinate Junior Lender is continuously and diligently pursuing a cure of such non-monetary default, (C) such default is not caused by a Proceeding of such Senior Junior Borrower, and (D) during such Junior Loan Non-Monetary Cure Period, there is no material impairment to the value of the applicable Senior Junior Lender’s Equity Collateral as reasonably determined by the applicable Senior Junior Lender in good faith as a result of such non-monetary default. If a Subordinate Junior Lender has commenced exercising any such cure right during a Junior Loan Non-Monetary Cure Period and elects not to proceed with such cure, such Subordinate Junior Lender shall promptly notify each remaining Subordinate Junior Lender, and each remaining Subordinate Junior Lender shall be deemed in compliance with the terms hereof if it commences curing such event within five (5) Business Days following receipt of written notice of such election not to proceed with such cure by the Subordinate Junior Lender that precedes it in priority of cure right pursuant to this Section 12(f) and otherwise complies with the provisions of this Section 12(f). If there are multiple Subordinate Junior Lenders in any such situation, their order of priority with respect to further cure rights shall be as described in Section 12(e). The Junior Loan Non-Monetary Cure Period and any additional cure period granted hereunder to a Subordinate Junior Lender electing to cure a non-monetary default shall automatically terminate upon (x) the commencement of a voluntary Proceeding involving any Borrower Party or any applicable Senior Junior Borrower, (y) a consent or acquiescence to an involuntary Proceeding by any Borrower Party or any applicable Senior Junior Borrower, or (z) the failure of any Borrower Party or any applicable Senior Junior Borrower to have an involuntary Proceeding against it or such Senior Junior Borrower (other than involuntary Proceedings described in clause (y) of this sentence) discharged, stayed or dismissed within ninety (90) days of the filing thereof, unless in each case such Proceeding is dismissed, in which case any unexpired portion of the Junior Loan Non-Monetary Cure Period (or such additional cure period, as applicable) will be reinstated from and after such dismissal to the extent the other conditions of this Section 12(f) are then satisfied.

(g) No Senior Loan Event of Default. So long as no Continuing Event of Default shall have occurred and be continuing under the Senior Loan Documents, all funds held and applied pursuant to the Cash Management Agreement and Senior Loan Agreement, including, without limitation, during any Cash Sweep Period, shall continue to be applied pursuant thereto and shall not be applied by Senior Lender to prepay the outstanding principal balance of the Senior Loan other than the application of such funds to the amortization of the Senior Loan as contemplated by the terms and provisions of the Senior Loan Documents and this Agreement.

(h) Copies of Default Notices. (i) Each Junior Lender shall give Senior Lender and each other Junior Lender notice of any Event of Default under the related Junior Loan, acceleration of its applicable Junior Loan or the commencement of any Equity Collateral Enforcement Action under its Junior Loan Documents and, simultaneously with giving such notices to its Junior Borrower, copies of notices given to its Junior Borrower of events that with the passage of time and failure to cure, would result in the occurrence of a “Default” or “Event of Default” under its respective Junior Loan Documents.

(ii) Senior Lender shall give each Junior Lender written notice of any Event of Default, acceleration of the Senior Loan, transfer of the Senior Loan to “special servicing” or the commencement of an Enforcement Action under the Senior Loan Documents and, simultaneously with giving such notices to any Borrower Party, copies of notices given to such Borrower Party of events that with the passage of time and failure to cure, would result in the occurrence of a “Default” or “Event of Default” under the Senior Loan Documents.

(i) Simultaneous Cure of Senior Junior Loan. Notwithstanding anything to the contrary herein, in the event that a Subordinate Junior Lender shall exercise its right under this Section 12 to cure any default (whether monetary or non-monetary) under the Senior Loan and at the time of such cure an Event of Default with respect to any Senior Junior Loan shall be continuing, then such Subordinate Junior Lender shall also be required to concurrently cure (or, in the case of a non-monetary default, commence and diligently pursue a cure of) each Event of Default (whether monetary or non-monetary) under such Senior Junior Loan. Senior Lender may not accept a cure of a default (whether monetary or non-monetary) under the Senior Loan without notice from each applicable Senior Junior Lender that the applicable Subordinate Junior Lender has cured or will concurrently commence and diligently pursue a cure of each Event of Default (whether monetary or non-monetary) under the related Senior Junior Loan in accordance with the terms of this Section 12.

Section 13.	TERMINATION OF PROPERTY MANAGER; HVM DECISION RIGHTS.

(a) Senior Lender consents to each Junior Lender’s right pursuant to the related Junior Loan Documents, and each Junior Lender consents to Senior Lender’s right pursuant to the Senior Loan Documents and the other Junior Lender’s right pursuant to the applicable Junior Loan Documents, to cause the termination of the Property Manager, and the exercise of (or election not to exercise) such right shall not (in and of itself) permit Senior Lender or any Junior Lender to declare an Event of Default under the Senior Loan Documents or Junior Loan Documents or take any Enforcement Action or Equity Collateral Enforcement Action. In the event Senior Lender and one or more Junior Lenders shall have the right to so terminate the Property Manager, and Senior Lender shall fail to exercise (or fail to elect not to exercise) such rights, a Junior Lender may exercise such rights, provided such exercise may be superseded by any subsequent exercise of such rights by Senior Lender pursuant to the Senior Loan Documents or, in the case of a Subordinate Junior Lender, by a Senior Junior Lender pursuant to the Senior Junior Loan Documents. Notwithstanding anything in this Section 13 to the contrary, if the right of Senior Lender (or a Senior Junior Lender, as the case may be) to cause the termination of the Property Manager arises solely from an event of default by the Property Manager under the related Management Agreement, then Senior Lender shall obtain the consent of each Junior Lender (and such Senior Junior Lender shall obtain the consent of each Subordinate Junior Lender) in the event that Senior Lender (or such Senior Junior Lender, as applicable) elects not to exercise such right and thereby to retain the Property Manager as the property manager of the Individual Properties notwithstanding such event of default.

(b) Notwithstanding anything in this Section 13 to the contrary, if an Event of Default under the Senior Loan then exists or any other event shall have occurred (in each case which is not in the process of being cured by a Junior Lender as permitted hereby) pursuant to which Senior Lender has the right to cause the termination of the Property Manager pursuant to the Senior Loan Documents (or, at Senior Lender’s option, to elect not to exercise such right and to retain the then-current Property Manager), Senior Lender shall have the sole right to elect not to exercise such right and to retain the then-current Property Manager (and in such case shall notify each Junior Lender of such election).

(c) Notwithstanding anything in this Section 13 to the contrary but subject to Senior Lender’s rights and the other terms and conditions of Section 13(a) and Section 13(b) above, if an Event of Default under a Senior Junior Loan then exists or any other event shall have occurred (in each case which is not in the process of being cured by a Subordinate Junior Lender as permitted hereby) pursuant to which the related Senior Junior Lender has the right to cause the termination of the Property Manager pursuant to the applicable Senior Junior Loan Documents (or, at such Senior Junior Lender’s option, to elect not to exercise such right and to retain the then-current Property Manager), the most senior Senior Junior Lender shall have the sole right as between such Senior Junior Lender and each Subordinate Junior Lender to elect not to exercise such right and to retain the then-current Property Manager (and in such case shall notify each Subordinate Junior Lender of such election).

(d) Notwithstanding anything contained in this Section 13 to the contrary, (i) Senior Lender shall not exercise its right to cause the termination of the Property Manager under the Senior Loan Documents unless a Continuing Event of Default shall have occurred and be continuing with respect to the Senior Loan and (ii) a Senior Junior Lender shall not exercise its right to cause the termination of the Property Manager under the Senior Junior Loan Documents unless a Continuing Event of Default shall have occurred and be continuing with respect to the related Senior Junior Loan.

(e) Senior Lender consents to the Junior Lenders’ right pursuant to the Manager Appointment Agreement and each Junior Lender consents to Senior Lender’s right pursuant to the Manager Appointment Agreement and each other Junior Lender’s right pursuant to the Manager Appointment Agreement, to exercise any right set forth in the Manager Appointment Agreement (each, an “HVM Consent Right”) and the exercise of any HVM Consent Right shall not (in and of itself) permit Senior Lender and the Junior Lenders to declare an Event of Default under the Senior Loan Documents or Junior Loan Documents or take any Enforcement Action or Equity Collateral Enforcement Action. In the event Senior Lender and one or more Junior Lenders shall have the right to exercise an HVM Consent Right, and Senior Lender shall fail to exercise such HVM Consent Right, a Junior Lender may exercise its respective HVM Consent Right, provided such exercise may be superseded by any subsequent exercise of Senior Lender’s HVM Consent Right by Senior Lender pursuant to the Manager Appointment Agreement or, in the case of a Subordinate Junior Lender, by a Senior Junior Lender pursuant to the Manager Appointment Agreement.

Section 14.	RIGHT TO PURCHASE SENIOR LOAN AND THE SENIOR JUNIOR LOAN.

(a) If an Event of Default has occurred under the Senior Loan, the Senior Loan has been accelerated, any Enforcement Action has been commenced under the Senior Loan Documents, a Proceeding has been commenced against any Borrower Party, or the Senior Loan is a “specially serviced mortgage loan” under the applicable pooling and servicing agreement or trust and servicing agreement as the result of a monetary or material non-monetary Event of Default under the Senior Loan (each of the foregoing, a “Purchase Option Event”) Senior Lender agrees to provide prompt written notice of the existence of a Purchase Option Event to Junior Lenders (the “Purchase Option Notice”) (provided that, in no case shall Senior Lender be obligated to send more than one (1) such Purchase Option Notice to each Junior Lender in respect of any single event or occurrence as to which such Event of Default, Enforcement Action and/or the Senior Loan becoming a “specially serviced mortgage loan” relates), and upon ten (10) Business Days’ prior written notice to Senior Lender and each other Junior Lender (a “Purchase Election Notice”) each Junior Lender (individually or collectively pursuant to any applicable Co-Lender Agreement) shall have the right to purchase for cash, in whole but not in part, the Senior Loan for a price equal to the sum of (without duplication) the outstanding principal balance thereof (at the time of purchase), together with all accrued and unpaid interest, and all other amounts due thereon (including, without limitation, (i) any unreimbursed required (pursuant to an applicable pooling and servicing agreement or trust and servicing agreement in connection with a Securitization) advances (including Protective Advances) made by Senior Lender or any servicer for amounts which Borrower is obligated to pay under the Senior Loan Documents, (ii) post-petition interest, (iii) any interest charged by Senior Lender or any servicer on any required (pursuant to an applicable pooling and servicing agreement or trust and servicing agreement in connection with a Securitization) advances, (iv) any workout fee, special servicing fee or liquidation fee payable to the special servicer pursuant to a pooling and servicing agreement or trust and servicing agreement in connection with a Securitization, provided, that any such workout fee or liquidation fees shall be excluded if the Senior Loan is purchased within ninety (90) days of the date on which the Purchase Option Notice was given to the applicable Junior Lender, and (v) all reasonable costs and expenses (including reasonable legal fees and expenses) actually incurred by Senior Lender in enforcing the terms of the Senior Loan

Documents, but in all events excluding any yield maintenance premiums, prepayment fees or premiums, any exit fees, any liquidated damage amount, any spread maintenance charges, any late charges or any default interest (the “Loan Purchase Price”). Notwithstanding the foregoing but subject to the terms of the last sentence of this Section 14(a), the failure of Senior Lender to provide a Purchase Option Notice to any Junior Lender regarding the occurrence of a Purchase Option Event shall have no adverse effect on Senior Lender other than the resulting extension of the time in which the Purchase Election Notice may be given. In the event that more than one Junior Lender elects to purchase the Senior Loan pursuant to this Section 14(a), the most Subordinate Junior Lender shall have the exclusive right to so purchase the Senior Loan, provided that such Subordinate Junior Lender shall also be required to concurrently purchase each Senior Junior Loan from the applicable Senior Junior Lender for a price equal to the sum of (without duplication) the outstanding principal balance thereof at the time of purchase, together with all accrued and unpaid interest, and all other amounts due thereon (including, without limitation, (i) any unreimbursed Protective Advances required to be made (pursuant to an applicable trust and servicing agreement or equivalent agreement) by such Senior Junior Lender or any servicer for amounts which the related Senior Junior Borrower is obligated to pay under the related Senior Junior Loan Documents and post-petition interest, (ii) any interest charged by such Senior Junior Lender or any servicer on any advances on such Senior Junior Loan for amounts which such Senior Junior Borrower would be obligated to pay under such Senior Junior Loan Documents, and (iii) all reasonable costs and expenses (including reasonable legal fees and expenses) actually incurred by such Senior Junior Lender in enforcing the terms of such Senior Junior Loan Documents, but in all events excluding any yield maintenance premiums, prepayment fees or premiums, any exit fees, any liquidated damage amount, any spread maintenance or yield maintenance charges, any late charges or any default interest) (the “Senior Junior Loan Purchase Price”). A Subordinate Junior Lender may not close the purchase of the Senior Loan without concurrently closing the purchase of each applicable Senior Junior Loan in accordance with the terms of this Section 14. If a Subordinate Junior Lender, after electing to purchase the Senior Loan, fails to complete such purchase within ten (10) Business Days of delivery of a Purchase Election Notice (other than as a result of a default or breach by a seller of the Senior Loan) or fails to concurrently purchase each applicable Senior Junior Loan as required hereunder (other than as a result of a default or breach by the seller of such Senior Junior Loan), then such Purchase Election Notice shall be deemed invalid, such Subordinate Junior Lender shall cease to have any right to purchase the Senior Loan (and each applicable Senior Junior Loan) in connection with the applicable Purchase Option Event and each remaining Junior Lender shall thereafter be entitled to exercise its purchase rights under, and in accordance with, this Section 14(a). Concurrently with payment to Senior Lender of the Loan Purchase Price, Senior Lender shall deliver or cause to be delivered to the Junior Lender exercising the purchase right hereunder all Senior Loan Documents held by or on behalf of Senior Lender, and will execute in favor of such Junior Lender assignment documentation, in form and substance reasonably acceptable to such Junior Lender, at the sole cost and expense of such Junior Lender, to assign the Senior Loan and its rights under the Senior Loan Documents (without recourse, representations or warranties, except for representations as to the outstanding balance of the Senior Loan, power and authority to enter into the applicable assignment documentation and as to Senior Lender’s ownership and not having previously Transferred its rights in the Senior Loan as of the consummation of the assignment of the Senior Loan). Concurrently with payment to a Senior Junior Lender of the Senior Junior Loan Purchase Price for the applicable Senior Junior

Loan, such Senior Junior Lender shall deliver or cause to be delivered to the applicable Subordinate Junior Lender all Senior Junior Loan Documents held by or on behalf of such Senior Junior Lender and will execute in favor of such Subordinate Junior Lender assignment documentation, in form and substance reasonably acceptable to such Subordinate Junior Lender, at the sole cost and expense of such Subordinate Junior Lender to assign such Senior Junior Loan and its rights under the related Senior Junior Loan Documents (without recourse, representations or warranties, except for several representations from each Person then constituting such Senior Junior Lender as to the outstanding balance of such Senior Junior Loan, such Person’s respective power and authority to enter into the applicable assignment documentation and as to such Person’s respective ownership and not having previously Transferred such Person’s respective interests in such Senior Junior Loan). The right of each Junior Lender to purchase the Senior Loan (and, in the case of each Subordinate Junior Lender, each applicable Senior Junior Loan) shall automatically terminate (x) to the extent such right arose with respect to a specific Purchase Option Event, if such Purchase Option Event ceases to exist (including, if Senior Lender terminated its Enforcement Action and no other Purchase Option Event exists), or (y) upon a Transfer of all of the Premises by foreclosure sale, sale by power of sale or delivery of a deed in lieu of foreclosure in accordance with Section 14(b) below; provided, however, that, with respect to this clause (y), in no event shall either Junior Lender have less than thirty (30) days following receipt of a Purchase Option Notice to deliver a Purchase Election Notice, it being acknowledged and agreed that each Junior Lender shall be entitled to bid at foreclosure as permitted by applicable law.

(b) Notwithstanding anything to the contrary contained herein, but subject to the last sentence of this Section 14(b), Senior Lender and the Junior Lenders agree that:

(i) Senior Lender shall not accept (or cause any nominee or designee to accept) a deed-in-lieu of foreclosure without first providing each Junior Lender with at least twenty-five (25) Business Days’ prior written notice (a “DIL Notice”) of Senior Lender’s good faith intention to accept a deed-in-lieu within the forty-five (45) day period following delivery of such DIL Notice,

(ii) for fourteen (14) Business Days following the delivery of a DIL Notice, a Junior Lender or its designee shall have the right, upon notice to Senior Lender, to simultaneously purchase (x) the Senior Loan for the Loan Purchase Price and otherwise in accordance with the above provisions of this Section 14, and (y) each Senior Junior Loan (if any) for the Senior Junior Loan Purchase Price,

(iii) if two or more Junior Lenders give notice to Senior Lender pursuant to the immediately preceding subparagraph (ii) following delivery of a DIL Notice (and regardless of which Junior Lender is the first to give such notice), then the most junior Subordinate Junior Lender giving such notice shall have the exclusive right, during the twelve (12) Business Days following such Subordinate Junior Lender’s notice, to purchase the Senior Loan for the Loan Purchase Price and each Senior Junior Loan for the applicable Senior Junior Loan Purchase Price, and otherwise in accordance with the provisions of Section 14(a) above (it being agreed that in no event shall a Senior Junior Lender close its purchase of the Senior Loan and any th applicable Senior Junior Loan prior to the date that is the earlier of (I) the fourteenth (14th) Business Day following delivery of a DIL Notice and (II) thirty (30) days after delivery of the applicable Purchase Notice, and then may do so only if each Subordinate Junior Lender giving notice pursuant to the immediately preceding subparagraph (ii) fails to purchase the Senior Loan and each applicable Senior Junior Loan prior to such date, other than by reason of the default of the Senior Lender or applicable Senior Junior Lender, as applicable),

(iv) if neither a Subordinate Junior Lender nor a Senior Junior Lender consummates the purchases described in the immediately preceding subparagraphs (ii) and (iii), respectively, within the respective periods of time provided in such subparagraphs (other than by reason of the default of Senior Lender), Senior Lender shall have the right, for thirty (30) days after the expiration of such twenty-five (25) Business Day period, to accept such deed-in-lieu of foreclosure, and

(v) if Senior Lender does not accept such deed-in-lieu of foreclosure prior to the expiration of such thirty (30) day period described in the immediately preceding subparagraph (iv), Senior Lender shall thereafter not accept a deed-in-lieu of foreclosure without again complying with all of the provisions of this Section 14(b).

Notwithstanding anything to the contrary in the foregoing, (i) Senior Lender may not give a DIL Notice during any Monetary Cure Period or Non-Monetary Cure Period, (ii) if Senior Lender delivers a DIL Notice following the date on which it sends to Junior Lenders a Purchase Notice, then the provisions of this Section 14(b) shall govern (in lieu of any provisions in Section 14(a) above) until the expiration of the twenty-five (25) Business Day period referred to in this Section 14(b), and (iii) if no Junior Lender has effected th a purchase as described in this Section 14(b) by the close of business on the twenty-fifth (25th ) Business Day period referred to in this Section 14(b), then the provisions of Sections 14(a) and 14(b) shall once again apply for so long as Senior Lender has not accepted (or caused any nominee or designee to accept) a deed-in-lieu of foreclosure.

(c) (1) If an Event of Default has occurred under a Senior Junior Loan, (2) a Senior Junior Loan has been accelerated, (3) any Equity Collateral Enforcement Action has been commenced under the Senior Junior Loan Documents, or (4) a Proceeding has been commenced against a Senior Junior Borrower under the related Senior Junior Loan (a “Junior Purchase Option Event”), the related Senior Junior Lender shall provide prompt written notice of the same to each Subordinate Junior Lender (the “Junior Purchase Option Notice”) (provided that, in no case shall such Senior Junior Lender be obligated to send more than one (1) Junior Purchase Option Notice in respect of any single event or occurrence as to which such Event of Default or Enforcement Action relates), and upon ten (10) Business Days’ prior written notice to such Senior Junior Lender (a “Junior Purchase Election Notice”), each Subordinate Junior Lender shall have the right to purchase for cash, in whole but not in part, such Senior Junior Loan for the Senior Junior Loan Purchase Price. Notwithstanding the foregoing, but subject to the terms of the last sentence of this Section 14(c), the failure of a Senior Junior Lender to provide notice to any Subordinate Junior Lender of the occurrence of a Junior Purchase Option Event shall have no adverse effect on such Senior Junior Lender other than the resulting extension of the time in which the Junior Purchase Election Notice may be given. In the event that more than one Subordinate Junior Lender elects to purchase an Optioned Junior Loan pursuant to this Section 14(c), the Subordinate Junior Lender with the lowest priority that has elected to purchase such Optioned Junior Loan shall have the exclusive right to so purchase such Optioned Junior Loan, provided that such Subordinate Junior Lender shall also be required to concurrently therewith purchase each of the other Junior Loans that are junior to the Optioned Junior Loan and that constitute, as to such purchasing Subordinate Junior Lender, Senior Junior Loans (with such status as Senior Junior Loans being determined for this purpose in relation to the priority of the Subordinate Junior Loan held by the Subordinate Junior Lender which is purchasing the Optioned Junior Loan), from the Junior Lenders holding such other Junior Loans that are junior to the Optioned Junior Loan and so constitute Senior Junior Loans (such other Junior Loans, the “Additional Covered Junior Loans”) in each case for a price equal to the applicable Senior Junior Loan Purchase Price. If any Subordinate Junior Lender which has elected to purchase the Optioned Junior Loan that is subject to the applicable Junior Loan Purchase Option Event fails to complete such purchase within thirty (30) days of delivery of a Junior Purchase Notice (other than as a result of a default or breach by a seller of the Senior Junior Loan), or fails to purchase, concurrently therewith, the applicable Additional Covered Junior Loans as required hereunder, then such Junior Purchase Notice shall be deemed invalid, such defaulting Subordinate Junior Lender shall cease to have any right to purchase the Optioned Junior Loan in connection with the applicable Junior Loan Purchase Option Event and the other Subordinate Junior Lenders shall thereafter be entitled to exercise their purchase rights under, and in accordance with, this Section 14(b). Concurrently with payment to a Senior Junior Lender of the Senior Junior Loan Purchase Price, such Senior Junior Lender shall deliver or cause to be delivered to the applicable Subordinate Junior Lender all Senior Junior Loan Documents held by or on behalf of such Senior Junior Lender and will execute in favor of such Subordinate Junior Lender assignment documentation, in form and substance reasonably acceptable to such Subordinate Junior Lender, at the sole cost and expense of such Subordinate Junior Lender, to assign such Senior Junior Loan and its rights under the Senior Junior Loan Documents (without recourse, representations or warranties, except for representations as to the outstanding balance of such Senior Junior Loan, power and authority to enter into the applicable assignment documentation and as to such Senior Junior Lender’s ownership and not having previously Transferred its rights in such Senior Junior Loan as of the consummation of the assignment of such Senior Junior Loan, unless any applicable participation or encumbrance will be released prior to the Transfer). The right of any Subordinate Junior Lender to purchase a Senior Junior Loan shall automatically terminate (x) to the extent such right arose with respect to a specific Junior Purchase Option Event, if such Junior Purchase Option Event ceases to exist (including, if the related Senior Junior Lender terminated its Equity Collateral Enforcement Action and no other Junior Purchase Option Event then exists), or (y) upon a Transfer of the Equity Collateral covered by the related Senior Junior Loan Documents pursuant to any Equity Collateral Enforcement Action; provided, however, that, with respect to this clause (y), in no event shall a Subordinate Junior Lender have less than thirty (30) days following receipt of a Junior Purchase Option Notice to deliver a Junior Purchase Election Notice, it being acknowledged and agreed that a Subordinate Junior Lender shall be entitled to bid at foreclosure as permitted by applicable law.

(d) Notwithstanding anything to the contrary contained herein, but subject to the last sentence of this Section 14(d), Senior Junior Lender and Subordinate Junior Lender agree that:

(i) Senior Junior Lender shall not accept (or cause any nominee or designee to accept) a conveyance in lieu of foreclosure without first providing Subordinate Junior Lender with at least twelve (12) Business Days prior written notice (a “CIL Notice”) of Senior Junior Lender’s good faith intention to accept a conveyance-in-lieu within the thirty (30) day period following such notice,

(ii) if two or more Subordinate Junior Lenders give notice to such Senior Junior Lender pursuant to the immediately preceding subparagraph (ii) following delivery of a CIL Notice (and regardless of which Subordinate Junior Lender is the first to give such notice), then the most junior Subordinate Junior Lender giving such notice shall have the exclusive right, during the twelve (12) Business Days following such Subordinate Junior Lender’s notice, to purchase each applicable Senior Junior Loan for the applicable Senior Junior Loan Purchase Price, and otherwise in accordance with the provisions of Section 14(c) above (it being agreed that in no event shall a Subordinate Junior Lender close its purchase of each Senior Junior Loan prior to the date that is the earlier of (I) the fourteenth (14th ) Business Day following delivery of a CIL Notice and (II) thirty (30) days after delivery of the applicable Purchase Notice, and then may do so only if each Subordinate Junior Lender giving notice pursuant to the immediately preceding subparagraph (ii) fails to purchase each applicable Senior Junior Loan prior to such date, other than by reason of the default of the applicable Senior Junior Lender),

(iii) if a Subordinate Junior Lender fails to consummate such purchases during such twelve (12) Business Day period (other than by reason of the default of an applicable Senior Junior Lender), such Senior Junior Lender shall have the right, for thirty (30) days after the expiration of the twelve (12) Business Day period, to accept such conveyance-in-lieu of foreclosure, and

(iv) if such Senior Junior Lender does not accept such conveyance-in-lieu of foreclosure prior to the expiration of such thirty (30) day period described in the immediately preceding subparagraph (iii), such Senior Junior Lender shall thereafter not accept a conveyance-in-lieu of foreclosure without again complying with all of the provisions of this Section 14(d).

(v) Notwithstanding anything to the contrary in the foregoing, (i) no Senior Junior Lender may give a CIL Notice during any Junior Loan Monetary Cure Period or Junior Loan Non-Monetary Cure Period, (ii) if a Senior Junior Lender delivers a CIL Notice following the date on which it sends to the Subordinate Junior Lenders a Junior Loan Purchase Notice, then the provisions of this Section 14(d) shall govern (in lieu of any provisions in Section 14(c) above) until the expiration of the twelve (12) Business Day period referred to in this Section 14(d) and (iii) if no Subordinate Junior Lender has effected a purchase as described in this Section 14(d) by the close of business on the fourteen (14) Business Day period referred to in this Section 14(d), then the provisions of Sections 14(c) and 14(d) shall once again apply for so long as Senior Junior Lender has not accepted (or caused any nominee or designee to accept) a conveyance-in-lieu of foreclosure.

(e) Each Junior Lender covenants not to enter any agreement with Borrower or any Junior Borrower or any respective Affiliate of any of the foregoing to purchase the Senior Loan or any Junior Loan pursuant to this Section 14 or in connection with any refinancing of the Senior Loan or any Junior Loan in any manner designed to avoid or circumvent the provisions of the Senior Loan Documents or any of the Junior Loan Documents relating to the payment of a prepayment fee, exit fee, late charge, default interest, liquidated damages or yield maintenance charge in connection with a prepayment of the Senior Loan or a Junior Loan.

Section 15.	ADDITIONAL UNDERSTANDING.

For as long as a Junior Loan remains outstanding:

(a) Notices of Transfer. Senior Lender and each Junior Lender shall promptly notify Senior Lender and the other Junior Lenders if Borrower, any Junior Borrower or any Affiliate of Borrower or any Junior Borrower seeks or requests from such Person, as applicable, a release of all or any portion of any lien arising pursuant to any of the Senior Loan Documents or any related Junior Loan Documents or seeks or requests such Person’s consent to, or takes any action in connection with or in furtherance of, a Transfer of all or any portion of the Premises, the granting of a further mortgage, deed of trust, pledge or other encumbrance against the Premises or any related Separate Collateral, a Transfer of any interest in Borrower or any Junior Borrower, a prepayment or refinancing of the Senior Loan or any Junior Loan, or the purchase of all or any portion of the Senior Loan or any Junior Loan. In connection with any Transfer of the Premises or any portion thereof or any Transfer of any interest in Borrower or any Junior Borrower by any other Junior Borrower after the occurrence of an Event of Default under the Senior Loan or any Junior Loan, Senior Lender and Senior Junior Lender will cause, to the extent it has such rights under the Senior Loan Documents or the applicable Junior Loan Documents, and if required by the terms of any of the related Junior Loan Documents, all amounts in excess of amounts due on the Senior Loan or the Junior Loan held by such Junior Lender to be applied toward amounts outstanding under the Junior Loans, in the order of priority of the outstanding Junior Loans.

(b) Annual Budget. Subject to the terms of the applicable Junior Loan Documents, each Junior Lender shall have the right to reasonably approve the annual operating budget for the Premises in accordance with the terms of the applicable Junior Loan Documents. Notwithstanding anything contained herein, in the Senior Loan Documents or in the Junior Loan Documents, each Junior Lender may require the related Borrower to submit the annual budget to such Junior Lender for approval prior to any submission to Senior Lender. The provisions of this Section 15(b) shall not limit or alter the rights of Senior Lender with respect to Borrower pursuant to the Senior Loan Documents or any Junior Lender with respect to its respective Junior Borrower pursuant to the applicable Junior Loan Documents.

(c) Consent Rights of Junior Lenders. Each Junior Lender shall have the right to reasonably approve Leases (including any termination or modification of any Leases) at the Premises, alterations to the Premises, reciprocal easements (or similar agreements) and the use of Awards for restoration of the Premises subject, in each case, to the terms of the Senior Loan Documents and the applicable Junior Loan Documents. The provisions of this Section 15(c) shall not limit or alter the rights of Senior Lender with respect to Borrower pursuant to the Senior Loan Documents or any Junior Lender with respect to its respective Junior Borrower pursuant to the applicable Junior Loan Documents.

(d) Notices. Senior Lender shall provide each Junior Lender with prompt notice of any (a) change to the identity of the servicer of the Senior Loan, and (b) change to the identity of Lockbox Bank or Agent.

(e) Cash Management Period. Senior Lender shall consult with Junior Lenders with respect to any determination that a Cash Sweep Period is in effect, provided that such consultation shall not be binding on Senior Lender’s determination thereof. Senior Lender shall consult with Junior Lenders with respect to a determination that a Cash Sweep Event Cure has occurred in accordance with the provisions of the Senior Loan Agreement (whether the related Cash Sweep Period was initially determined to have occurred by Senior Lender or a Junior Lender). Each Junior Lender shall have the right to give notice to Senior Lender that such Junior Lender has determined, in its reasonable judgment made in accordance with the terms of the Senior Loan Documents that a Cash Sweep Period is in effect or that a Cash Sweep Event Cure has not occurred, provided that no such determination shall be binding on Senior Lender’s determination thereof. For the avoidance of doubt, in the event that a Junior Loan is terminated pursuant to an Equity Collateral Enforcement Action, then to the extent that a Cash Sweep Period is in effect solely as a result of the occurrence of a Cash Sweep Event due to an Event of Default under such terminated Junior Loan, a Cash Sweep Event Cure shall be deemed to have occurred upon the termination of such Junior Loan.

(f) Mezzanine Endorsement to Title Policy. Junior Lenders hereby acknowledge that their respective rights pursuant to the endorsements, loss payee letters and assignment of title insurance proceeds to each Junior Lender relating to Borrower’s title insurance policies obtained in connection with the Junior Loans shall be in the following order of priority: (i) first, Mezzanine A Lender, (ii) second, Mezzanine B Lender, and (iii) third, Mezzanine C Lender.

(g) Ground Lease Default. Notwithstanding anything contained herein, a default by Borrower under a Ground Lease (a “Ground Lease Default”) shall, for all purposes hereunder, constitute a default under the Senior Loan with respect to which Junior Lenders shall have the right to cure in accordance with this Section 15(g) whether or not Senior Lender has cured such Ground Lease Default. In connection with any Ground Lease Default, Senior Lender shall, subject to the limitations and conditions set forth below, comply with each of the following provisions, to the extent applicable:

(i) If Senior Lender shall receive any written notice that a Ground Lease Default has occurred and is continuing or that a Ground Lease has been terminated or rejected in a Proceeding, Senior Lender shall promptly notify each Junior Lender in writing of the same and promptly deliver to each Junior Lender a true and complete copy of each such notice. Further, Senior Lender shall provide such documents and information as each Junior Lender shall reasonably request concerning such Ground Lease Default; provided that, in the event such requested documentation and information is not in the actual possession of Senior Lender, Senior Lender shall only be required to use commercially reasonable efforts to obtain such information and the applicable Junior Lender shall pay all reasonable costs and expenses of Senior Lender incurred in connection with obtaining such requested documentation and information.

(ii) Senior Lender shall, if requested by a Junior Lender, take all commercially reasonable action, to the extent permitted under the defaulted Ground Lease and not done by Borrower, to (A) cure any Ground Lease Default (to the extent such Ground Lease Default is susceptible of cure by Senior Lender), to keep and maintain such Ground Lease in full force and effect and (B) exercise any option to renew or extend such Ground Lease and give written confirmation thereof to each Junior Lender within thirty (30) days after such option is exercised, provided, that the costs and expenses of Senior Lender to take any such actions under this clause (ii) shall be paid pro rata by the Junior Lenders except to the extent such costs and expenses are otherwise allocated to any party other than the Senior Lender (the trust) in the pooling and servicing agreement for the Securitization of the Senior Loan.

(iii) If a Ground Lease terminates or is rejected in a Proceeding and Senior Lender has the right to designate a nominee to assume such Ground Lease or to enter into a New Lease, then Senior Lender shall, subject to applicable law, elect in lieu of rejection to have such Ground Lease assumed, or such New Lease entered into, and assigned to a nominee of Senior Lender except that, if a Junior Lender has delivered written notice to Senior Lender, within ten (10) Business Days of receipt from Senior Lender of notice that such Ground Lease has terminated or been rejected, that such Junior Lender shall cause a nominee of such Junior Lender (the “Mezzanine Nominee”) to assume the obligations of the applicable Individual Borrower under such Ground Lease (the “Mezzanine Lease Notice”), then Senior Lender shall so designate the Mezzanine Nominee if the Assumption Conditions and other conditions precedent set forth below have been met on or prior to the date which is five (5) Business Days prior to the last date upon which Senior Lender is entitled to a New Lease pursuant to the terms of such Ground Lease (to the extent Senior Lender is entitled to a New Lease pursuant to such Ground Lease or any agreement entered into with the related Ground Lessor) or to assume the applicable Individual Borrower’s obligations under such Ground Lease. If a Ground Lease is rejected, Senior Lender shall use commercially reasonable efforts to obtain in connection with the rejection of such Ground Lease a determination that the related Ground Lessor must either, at Senior Lender’s option, (A) agree to terminate such Ground Lease and enter into a New Lease with Senior Lender or a Person designated by Senior Lender, which Person shall be the Mezzanine Nominee (if permitted under such Ground Lease or any agreement delivered by such Ground Lessor, as applicable) if all of the Assumption Conditions and the other conditions precedent set forth below have been met on or prior to the date which is five (5) Business Days prior to the last date upon which Senior Lender is entitled to a New Lease pursuant to the terms of such Ground Lease or (B) treat such Ground Lease as breached, in which event such Junior Lender or Mezzanine Nominee (designated as Senior Lender’s nominee) will have the non-exclusive right to cure defaults under such Ground Lease. If a Ground Lease is terminated for any other reason and Senior Lender has the right to a New Lease, Senior Lender shall exercise its rights to a New Lease and shall, provided the Assumption Conditions and the other conditions precedent set forth below are met on or prior to the date which is five (5) Business Days prior to the last day upon which Senior Lender is entitled to a New Lease pursuant to the terms of such Ground Lease, designate a Mezzanine Nominee as the party to enter into such New Lease (if permitted under such Ground Lease or any agreement delivered by the related Ground Lessor, as applicable).

(iv) Notwithstanding anything to the contrary herein, (A) Mezzanine Nominee shall not be required to cure (and any Supplemental Third Party Obligors delivering supplemental Third Party Agreements in satisfaction of the Assumption Conditions shall have no liability for) non-monetary defaults under the Senior Loan or any Senior Junior Loan, as applicable, which exist at the time of such assumption which are not susceptible of cure and which do not materially impair, in the case of the Senior Loan, the value, use or operation of the Premises or Senior Lender’s lien thereon (as determined by Senior Lender in its reasonable discretion) or in the case of a Senior Junior Loan, the value of the Separate Collateral under such Senior Junior Loan or the related Senior Junior Lender’s security interest therein, and (B) Mezzanine Nominee shall be afforded the same cure periods as are afforded the applicable Junior Lenders pursuant to this Agreement.

(v) Any actions undertaken by Senior Lender at the request of a Junior Lender pursuant to the provisions of this Section 15(g) shall be at the sole cost and expense of such Junior Lender.

(vi) In the event the Ground Lessor under a defaulted Ground Lease refuses to enter into a New Lease with, or permit an assignment of such Ground Lease as contemplated herein to, Mezzanine Nominee, Senior Lender will enter into the New Lease (or take an assignment of such Ground Lease, as the case may be) and assign it to Mezzanine Nominee to the extent that such assignment of such Ground Lease is permitted under such Ground Lease or any agreement entered into with such Ground Lessor, provided, that, (A) in connection with such assignment all of the applicable provisions of this Section 15(g) have been satisfied, including, without limitation, satisfaction of the Assumption Conditions and payment of all of Senior Lender’s costs and expenses incurred in connection with obtaining and assigning such Ground Lease or New Lease, as the case may be, and (B) Senior Lender will not be subject to any liability under the Ground Lease or New Lease, as the case may be, once the assignment to the Mezzanine Nominee is effectuated.

(vii) If a Ground Lessor shall reject the related Ground Lease under or pursuant to Section 365 of the United States Bankruptcy Code, Senior Lender shall use commercially reasonable efforts to not permit Borrower to elect to treat such Ground Lease as terminated and shall use commercially reasonable efforts to require such Individual Borrower to elect to remain in possession of the Premises demised under such Ground Lease and the leasehold estate under such Ground Lease.

(viii) Senior Lender shall not consent to any party modifying or amending any material or economic terms of, or terminating or surrendering, any Ground Lease, in each case without the prior written consent of each Junior Lender.

(ix) Notwithstanding anything to the contrary contained in this Agreement, (A) in the event that a Junior Lender requests that Senior Lender take or refrain from taking any action pursuant to this Section 15(g) and Senior Lender complies with such request, such Junior Lender shall protect, indemnify and save harmless each Indemnified Person from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature (“Claims”), other than consequential, special, punitive, indirect or other similar damages, whether incurred or imposed within or outside the judicial process, including, without limitation, reasonable attorneys’ fees and disbursements imposed upon or incurred by or asserted against any Indemnified Person by reason of such requested actions or inactions unless such Claims are a result of the fraud, gross negligence or willful misconduct of an Indemnified Person, and (B) Senior Lender shall have no obligation to take or refrain from taking any action pursuant to this Section 15(g), (1) unless and until such Junior Lender has cured (or, in the case of a non-monetary Event of Default, has commenced and is diligently pursuing the cure of) all monetary Events of Default under the Senior Loan Documents and all non-monetary Events of Default under the Senior Loan Documents (other than those which are not susceptible of cure by Junior Lender and which do not, in Senior Lender’s reasonable judgment, materially impair the value, use or operation of the Premises, and other than any Event of Default relating solely to the Ground Lease at issue) prior to the lapse of any cure periods set forth under Section 12(b) and 12(c), as applicable, or (2) if compliance with the provisions of this Section 15(g) would (x) violate the Senior Loan Documents or any law, rule or regulation applicable to Senior Lender, (y) in the event that the Senior Loan or any interest therein is included in an asset of a “grantor trust” within the meaning of Subpart E, Part I of Subchapter J of the Code, causes the grantor trust to fail to qualify as a “fixed investment trust” within the meaning of Treasury Regulations Section 301.7701-4(c), or (z) in the event that the Senior Loan or any interest therein is included as an asset of a real estate mortgage investment conduit (“REMIC”) within the meaning of Section 860D(a) of the Code, cause the Senior Loan (or portion thereof which is included in a REMIC) to fail to qualify at all times as a qualified mortgage” within the meaning of Section 860G(a)(3) of the Code, or, subsequent to a foreclosure or delivery of a Deed in Lieu, fail to qualify the Premises, as “foreclosure property” within the meaning of Section 860G(a)(8) of the Code.

(x) In addition, notwithstanding anything to the contrary contained herein, (A) if Senior Lender determines that any other action in connection with a Ground Lease Default is necessary to preserve the related Ground Lease or to protect or preserve the lien of the applicable Mortgage, Senior Lender may take any such action; provided, in either event, that Senior Lender shall have no right to enter into a New Lease or to assume the applicable Individual Borrower’s obligations under the Ground Lease (1) unless no Junior Lender has timely exercised its respective rights in accordance with the provisions of Section 15(g), which provisions shall control, or each Junior Lender’s rights to cause Mezzanine Nominee to enter into a New Lease or assume the applicable Individual Borrower’s obligations under such Ground Lease pursuant to Section 15(g) have expired in accordance with the express provisions of Section 15(g), and (B) Senior Lender or any servicer on its behalf shall not be obligated to expend or advance any of its own funds if such Person determines that such expenditure or advance would constitute a non-recoverable advance under the terms of any servicing agreement governing the administration of the Senior Loan (it being agreed that in the event a Junior Lender delivers to Senior Lender sums sufficient to cure any monetary default under the Ground Lease, the expenditure of such sums shall not be deemed a non-recoverable expenditure).

(xi) Any sums due to Senior Lender from a Junior Lender under this Section 15(g) shall be paid within ten (10) Business Days of demand by Senior Lender. Failure to pay any such sums within five (5) Business Days of Senior Lender’s written notification to such Junior Lender that such Junior Lender failed to comply with the requirements of the immediately preceding sentence will constitute a waiver by such Junior Lender of any rights it may have under this Section 15(g) until such amounts are paid in full.

(xii) Notwithstanding anything to the contrary contained herein, if Senior Lender or one or more Junior Lenders elect to exercise any rights granted to a Junior Lender under this Section 15(g), Senior Lender and Senior Junior Lender acknowledge and agree that, as between Senior Lender and each Junior Lender, Subordinate Junior Lender shall have the superior right to exercise such rights; provided, however, that with respect to the rights granted Junior Lender pursuant to clause (iii) above, Subordinate Junior Lender satisfies the Assumption Conditions.

(xiii) Nothing contained herein shall be deemed to grant any Junior Lender the right to cure a Ground Lease Default or obtain a New Lease beyond the period for cure or obtaining a New Lease afforded to the Senior Lender or a Junior Lender under the applicable Ground Lease (or any agreement entered into with the related Ground Lessor).

(h) Intentionally Omitted.

(i) Loan Components; Additional/Replacement Promissory Notes. In furtherance of and not in limitation to the provisions of Section 15(k) and Section 15(m) below, each Junior Lender hereby acknowledges and agrees that notwithstanding anything to the contrary contained herein, at any time and from time to time prior to the Securitization of the Senior Loan, subject to the applicable terms and conditions of the Senior Loan Documents, Senior Lender may create components of the Senior Loan (including, without limitation, by splitting the Senior Note into one or more additional or replacement promissory notes, which such promissory notes may be pari passu or senior/subordinate in right of payment in Senior Lender’s sole discretion, change the balances, amortization and interest rate of the Senior Loan (and of any components thereof (including, without limitation, any additional or replacement promissory notes created pursuant to this Section 15(i)) that may be created by Senior Lender), in each case without the consent of any Junior Lender, provided that the initial weighted average interest rate, monthly amortization in the aggregate among the components (including, without limitation, any such promissory notes) of the Senior Loan and the aggregate principal balance of the Senior Loan shall remain the same and, except for any rate creep that may occur as a result of the application of payments among the components (including, without limitation, any such promissory notes) of the Senior Loan, there shall be no adverse economic or other material adverse effect on any Junior Loan, no material increase in any Junior Borrower’s obligations under the related Junior Loan Documents and no material decrease in any Junior Lender’s rights, remedies or protections thereunder, in each case, as a result of any such modifications of the

Senior Loan. Senior Lender shall reimburse Junior Lenders for all reasonable out-of-pocket costs and expenses incurred by Junior Lenders in connection with the creation of any components (including, without limitation, any such promissory notes) of the Senior Loan.

(j) Cooperation.

(i) At the request of Senior Lender, prior to the Securitization of the Senior Loan (and, in the case of Mezzanine A Loan and Mezzanine A Lender only, prior to the Mezzanine Securitization of the entire Mezzanine A Loan), subject to the applicable terms and conditions of the Senior Loan Documents and the applicable Junior Loan Documents, each Junior Lender shall use reasonable efforts, at Senior Lender’s sole cost and expense, to satisfy, and to cooperate with Senior Lender in attempting to cause Borrower and each Junior Borrower to satisfy, the market standards to which Senior Lender customarily adheres or which may be reasonably required in the marketplace or by the Rating Agencies in connection with the Securitization of the Senior Loan, including, entering into (or consenting to, as applicable) any modifications to this Agreement or the Senior Loan Documents or Junior Loan Documents, and to cooperate with Senior Lender in attempting to cause Borrower and each Junior Borrower to execute such modifications to the Senior Loan Documents and Junior Loan Documents, in any such case, as may be reasonably requested by the Rating Agencies to effect the Securitization; provided, however, (A) no Junior Lender shall be required to modify or amend this Agreement or any Junior Loan Documents (or consent to such modification of the Senior Loan Documents or any Senior Junior Loan Documents), if such modification or amendment would (I) materially increase or decrease (to more than a de minimis extent) any non-economic obligations or increase any economic obligations of the applicable Junior Borrower under the related Junior Loan Documents, or (II) decrease (to more than a de minimus extent) such Junior Lender’s rights, remedies or protections thereunder or under this Agreement or (III) have any adverse economic effect or otherwise have any material adverse effect on the related Junior Loan, (B) no Senior Loan Modification or Junior Loan Modification requiring the consent of any Junior Lender may be entered into without the prior written consent of each Junior Lender whose consent is required pursuant to Section 8(a) or Section 8(b) hereof, and (C) no material modification or material amendment of any non-economic terms of any Subordinate Junior Loan Documents and no modification or amendment of any economic terms of any Subordinate Junior Loan Documents, in each case pursuant to this Section 15(j) shall be effective without the consent of each Senior Junior Lender, which consent shall not be unreasonably withheld, conditioned or delayed. In connection with any Securitization, upon Senior Lender’s written request and sole cost and expense, each Junior Lender agrees to provide for inclusion in any disclosure document relating to the related Securitization such non-confidential and non-proprietary information concerning such Junior Lender as Senior Lender reasonably determines to be necessary or appropriate. Subject to the qualifications in clauses (A) through (C) above (and, in the case of Mezzanine A Loan and Mezzanine A Lender only, prior to the Mezzanine Securitization of the entire Mezzanine A Loan), each Junior Lender agrees that if any portion of the Senior Loan is to be included as an asset of a Securitization, such Junior Lender shall at Senior Lender’s request (and at Senior Lender’s sole cost and expense), reasonably cooperate with the reasonable requests of each Rating Agency and Senior Lender in connection with such Securitization. Senior Lender shall reimburse each Junior Lender for all reasonable out-of-pocket costs and expenses (including reasonable attorneys’ fees), incurred by such Junior Lender in considering, responding to, negotiating and implementing any cooperation, modifications or other actions requested by Senior Lender in connection with this Section 15(j)(i). Notwithstanding the foregoing, the rights of Senior Lender set forth in this Section 15(j)(i) are limited to the initial named Senior Lender hereunder and its Affiliates, and no successors or assigns of the initial named Senior Lender hereunder or its Affiliates shall have any obligations or rights under this Section 15(j)(i). For the avoidance of doubt, the parties agree that Borrower’s or any Junior Borrower’s obligation to enter into any amendment or modification to the Senior Loan Documents or any related Junior Loan Documents (including any obligation to enter into amendments pursuant to Article IX of the Senior Loan Agreement or respective Article IX of any Junior Loan Agreement) shall be subject to the obtaining of any consent of the applicable Junior Lender that is required hereunder, and no Borrower or Junior Borrower shall be in default of its obligations under any of the Senior Loan Documents or related Junior Loan Documents to enter into any amendment or modification if the consent of an applicable Junior Lender required hereunder is not obtained. Notwithstanding anything to the contrary contained in this Section 15(j)(i) or otherwise, no Junior Lender shall be required to provide any information with respect to any direct or indirect investors in such Junior Lender or any Affiliates of such Junior Lender (or any direct or indirect investors in any such Affiliates), unless providing such information is required by applicable law.

(ii) At the request of Mezzanine A Lender, prior to a Mezzanine Securitization and prior to the Securitization of the Senior Loan, Senior Lender and each Junior Lender shall use reasonable efforts to satisfy, and to cooperate with Mezzanine A Lender in attempting to cause Borrower and each Junior Borrower to satisfy, the market standards to which Mezzanine A Lender customarily adheres or which may be reasonably required in the marketplace or by the Rating Agencies in connection with the Mezzanine Securitization, including entering into (or consenting to, as applicable) any modifications to this Agreement or the Senior Loan Documents or any Junior Loan Documents, and to cooperate with Mezzanine A Lender in attempting to cause Borrower and each Junior Borrower to execute such modifications to the Senior Loan Documents and the Junior Loan Documents, in any such case, as may be reasonably requested by the Rating Agencies to consummate the Mezzanine Securitization; provided, however, neither Senior Lender nor any Junior Lender shall be required to modify or amend this Agreement or any Senior Loan Documents or any Junior Loan Documents (or consent to such modification of the Senior Loan Documents or any Junior Loan Documents, as applicable), if such modification or amendment would (A) materially increase Borrower’s obligations under the Senior Loan Documents or a Junior Borrower’s obligations under the related Junior Loan

Documents, or (B) materially decrease Senior Lender’s or the related Junior Lender’s respective rights, remedies or protections thereunder, or (C) have any material adverse effect on the Senior Loan or related Junior Loan, as applicable. In connection with any Mezzanine Securitization, upon Mezzanine A Lender’s written request, Senior Lender and each Junior Lender agrees to provide for inclusion in any disclosure document relating to the related Mezzanine Securitization such non-confidential and non-proprietary information concerning Senior Lender or such Junior Lender, as applicable, as Junior Lender reasonably determines to be necessary or appropriate. Subject to the qualifications in clauses (A) through (C) above (and, in the case of Senior Lender, provided that a Securitization of the Senior Loan has not occurred), Senior Lender and each Junior Lender agree that if the Mezzanine A Loan is to be included as an asset in a Mezzanine Securitization, Senior Lender and each Junior Lender, as applicable, shall at Mezzanine A Lender’s request, reasonably cooperate with the reasonable requests of each Rating Agency and Mezzanine A Lender in connection with the Mezzanine Securitization. Mezzanine A Lender shall reimburse Senior Lender and each Junior Lender, as applicable, for all reasonable out-of-pocket costs and expenses (including reasonable attorneys’ fees), incurred by Senior Lender or such Junior Lender, as applicable, in considering, responding to, negotiating and implementing any cooperation, modifications or other actions requested by Mezzanine A Lender in connection with this Section 15(j)(ii). Notwithstanding the foregoing, the rights of Mezzanine A Lender set forth in this Section 15(j)(ii) are limited to the initial named Mezzanine A Lender hereunder and its Affiliates, and no successors or assigns of the initial named Mezzanine A Lender hereunder or its Affiliates shall have any obligations or rights under this Section 15(j)(ii). For the avoidance of doubt, the parties agree that Borrower’s or any Junior Borrower’s obligation to enter into any amendment or modification to the Senior Loan Documents or any related Junior Loan Documents (including any obligation to enter into amendments pursuant to Article IX of the Senior Loan Agreement or respective Article IX of any Junior Loan Agreement) shall be subject to the obtaining of any consent of Senior Lender and each applicable Junior Lender that is required hereunder, and no Borrower or Junior Borrower shall be in default of its obligations under any of the Senior Loan Documents or related Junior Loan Documents to enter into any amendment or modification if the consent of Senior Lender or an applicable Junior Lender required hereunder , as applicable, is not obtained. Notwithstanding anything to the contrary contained in this Section 15(j)(ii) or otherwise, neither Senior Lender nor any Junior Lender shall be required to provide any information with respect to any direct or indirect investors in Senior Lender or such Junior Lender , as applicable, or any Affiliates of Senior Lender or such Junior Lender (or any direct or indirect investors in any such Affiliates), as applicable, unless providing such information is required by applicable law.

(k) Resizing. At any time and from time to time upon or before the Securitization of the Senior Loan and the Mezzanine Securitization of the Mezzanine A Loan, subject to the applicable terms and conditions of the Senior Loan Documents and the Junior Loan Documents, Senior Lender may notify (such notice, a “Resizing Notice”) Mezzanine A

Lender that it intends to convert a portion of the Senior Loan into the Mezzanine A Loan and to purchase such converted portion of the Mezzanine A Loan (a “Resizing”) which Resizing shall occur within ten (10) Business Days of the Resizing Notice (the “Resizing Date”). Provided that no Event of Default exists under the Senior Loan or the Mezzanine A Loan, Senior Lender shall convert such portion of the Senior Loan into the Mezzanine A Loan and purchase such portion of the Mezzanine A Loan from Mezzanine A Lender (the “Resized Components”), provided further that, subject in all events to the other provisions of this Agreement, if at any time after the creation of any Resized Components, Senior Lender shall intend to sell one or more Resized Components, Mezzanine A Lender shall have a concurrent right of first offer to purchase such Resized Components exercisable within a period of no more than ten (10) Business Days after receipt of the applicable offer notice and otherwise upon terms and conditions satisfactory to Senior Lender in its sole and absolute discretion, including, without limitation, that in the event that Senior Lender proposes to sell such Resized Components to a third party for a price less than ninety-five percent (95%) of the price offered in a rejected offer notice, then such Resized Components shall be first-offered again to Mezzanine A Lender. Notwithstanding anything to the contrary herein, in connection with a Resizing, in no event shall the initial weighted average interest rate of the Senior Loan, the applicable Resized Components and the Mezzanine A Loan immediately following such Resizing exceed the initial weighted average interest rate of the Senior Loan and the Mezzanine A Loan immediately preceding such Resizing, except for any rate creep that may occur as a result of the application of respective principal repayments among the components of the Senior Loan and such Resized Components, as the case may be. Each Resizing Notice shall set forth: (1) the effective date of the applicable Resizing, (2) the amount of the Senior Loan to be converted into the Mezzanine A Loan and the amount of the Mezzanine A Loan to be purchased by Senior Lender, (3) the adjusted balance of the Mezzanine A Loan after such Resizing, (4) the adjusted Senior Loan balance after such Resizing, (5) the adjusted interest rate of the Mezzanine A Loan after such Resizing, (6) the adjusted interest rate of the Senior Loan after such Resizing, and (7) the adjusted release prices (which shall be allocated pro rata between the Senior Loan and the Mezzanine A Loan), as applicable, among the Senior Loan and the Mezzanine A Loan. Senior Lender and Mezzanine A Lender agree that the Senior Loan Documents and the Mezzanine A Documents shall each be modified accordingly in order to reflect the terms set forth in the applicable Resizing Notice (on or before the applicable Resizing Date), which shall include (as applicable), among other things, modifications to the Title Insurance Policy, UCC Title Insurance Policy (as such term is defined in the Mezzanine A Loan Documents), and respective opinion letters delivered in connection with the Senior Loan and the Mezzanine A Loan, which modification documents shall be subject to the approval of the other lender implicated by such Resizing, which approval shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, the obligations and rights of Senior Lender set forth in this Section 15(k) are limited to the initial named Senior Lender hereunder and its Affiliates, and no successors or assigns of the initial named Senior Lender hereunder or its Affiliates shall have any obligations or rights under this Section 15(k). To the extent the Senior Lender elects to convert a portion of the Senior Loan into the Mezzanine A Loan, each holder of any Resized Component shall execute and deliver to the holders of the Mezzanine A Loan its counterpart signature to the Co-Lender Agreement (if any) by and among the holders of the Mezzanine A Note (and such holders of the Mezzanine A Note acknowledge that such holder or holders of Resized Components shall be permitted so to join the Co-Lender Agreement).

(l) Uncross of Properties. Senior Lender or its Affiliates may remove certain Individual Properties (each, an “Affected Property”) as collateral for the Senior Loan after a Securitization of the Senior Loan in connection with (A) a default under the Senior Loan due to certain document defects (e.g., documents that are not effective or incomplete) or (B) a breach of a loan seller representation and warranty delivered or given, as applicable, in connection with the Securitization related to such Affected Property. Any such Affected Properties may be so removed from the Securitization and uncrossed from the Senior Loan pursuant to Section 9.1.3 of the Senior Loan Agreement, provided that (i) upon the request of any Junior Lender, Senior Lender or its Affiliates shall purchase at par without any prepayment premium or penalty from such Junior Lender a corresponding portion of its respective Junior Loan equal to the related release amount as set forth in the applicable Junior Loan Documents for each such Affected Property removed from the Senior Loan and Senior Lender shall pay all reasonable costs and expenses (with reasonable attorneys’ fees) incurred by Junior Lenders in connection with the purchase of the applicable Junior Loan by Senior Lender, (ii) each Junior Lender shall have approved of the structure and the documentation required for such repurchase as a condition to such removal and Senior Lender and Junior Lenders shall enter into such amendments to this Agreement as may be necessary to document such purchase, (iii) in connection with the removal of each Affected Property each Junior Loan will be severed into two (2) mezzanine loans which are not cross-defaulted (with each severed mezzanine loan to be secured by equity interests in an entity that will own, directly or indirectly, only the Affected Properties to be removed from the Senior Loan), (iv) with respect to each severed mezzanine loan for which the related Junior Lender did not elect a repurchase pursuant to the preceding clause (i), such Junior Lender shall have reasonably approved of the structure and the documentation necessary to effectuate the uncross of any Affected Property, and (v) Senior Lender or its Affiliates and each Junior Lender shall mutually and reasonably agree as to the cross collateralization and cross-default of the debt allocated to each Affected Property so removed from the Securitization and the related severed mezzanine loans and shall enter into such amendments to this Agreement as may be necessary to effect such cross-collateralization and cross-default, all at Senior Lender’s sole cost and expense (including reasonable attorneys’ fees). In the event of any inconsistencies between the provisions of this Agreement on the one hand and the Senior Loan Agreement or any Junior Loan Agreement on the other hand with respect to the uncrossing of Affected Properties, the provisions of this Agreement shall control. Notwithstanding the foregoing, the obligations and rights of Senior Lender set forth in this Section 15(l) are limited to the initial named Senior Lender hereunder and its Affiliates, and no successors or assigns of the initial named Senior Lender hereunder or its Affiliates shall have any obligations or rights under this Section 15(l).

(m) Additional Mezzanine Loan. At any time and from time to time or before the Securitization of the Senior Loan, Senior Lender may provide Junior Lenders with written notice (a “New Mezzanine Loan Notice”) that it intends to convert a portion of the Senior Loan into a new mezzanine loan (the “New Mezzanine Loan”) senior to the Mezzanine A Loan, which conversion (and creation) shall occur within ten (10) Business Days of the New Mezzanine Loan Notice. The New Mezzanine Loan Notice shall set forth: (1) the amount of such New Mezzanine Loan, and the remaining balance of the Senior Loan, following the closing of the creation of such New Mezzanine Loan, (2) the interest rate of the Senior Loan and the interest rate of such New Mezzanine Loan immediately following the creation of such New Mezzanine Loan, and (3) the adjusted amortization schedules, if applicable, the Senior Loan and such New Mezzanine Loan (which shall be allocated pro rata between the Senior Loan and such

New Mezzanine Loan). Senior Lender and Junior Lenders each agree that the Senior Loan Documents, the Junior Loan Documents and this Agreement shall be modified, as appropriate, to reflect each New Mezzanine Loan, which modifications shall include (as applicable), among other things, modifications to the Senior Loan Documents or Junior Loan Documents, as appropriate, and modifications (as applicable) to, among other things, the Title Insurance Policy, UCC Title Insurance Policy (as respectively defined in each Junior Loan Agreement), opinion letters, organizational documents delivered in connection with the Senior Loan and the Junior Loans together with such other documents as Senior Lender may reasonably require (collectively, the “New Mezzanine Loan Modification Documents”), which New Mezzanine Loan Modification Documents shall be subject to the approval of each Junior Lender and Senior Lender, which approval shall not be unreasonably withheld or delayed. The obligation of each Junior Lender to effect such modifications shall be conditioned upon satisfaction of the following: (i) no Event of Default under the Senior Loan shall have occurred and be continuing, (ii) no Event of Default under any Junior Loan shall have occurred and be continuing, (iii) the initial weighted average interest rate of the Senior Loan and the applicable New Mezzanine Loan shall remain the same as the interest rate on the Senior Loan immediately prior to the creation of such New Mezzanine Loan (and, except for any rate creep that may occur as a result of the application of payments among the Senior Loan and such New Mezzanine Loan, there shall be no adverse economic or other material adverse effect on any Junior Loan as a result of the creation of such New Mezzanine Loan), (iv) Junior Lenders shall not be required to modify or amend this Agreement or any applicable Junior Loan Documents (or consent to such modification of the Senior Loan Documents), if such modification or amendment would materially increase the related Junior Borrower’s obligations under the related Junior Loan Documents or materially decrease such Junior Lender’s rights, remedies or protections thereunder, and (v) Senior Lender shall have reimbursed each Junior Lender for all reasonable, out-of-pocket costs and expenses incurred in connection with the creation of each New Mezzanine Loan described in this Section 15(m) (including reasonable attorneys’ fees). Each Junior Lender under a Junior Loan that is subordinate to a New Mezzanine Loan shall have a concurrent right of first offer to purchase such New Mezzanine Loan exercisable within a period of no more than ten (10) Business Days after receipt of the applicable notice and otherwise upon terms and conditions reasonably satisfactory to Senior Lender. In the event that more than one such subordinate Junior Lender elects to purchase such new Mezzanine Loan, the most subordinate Junior Lender shall have the exclusive right so to purchase such new Mezzanine Loan. In the event that Senior Lender proposes to sell such New Mezzanine Loan to a third party for a price that is less than ninety-five percent (95%) of the price offered in a rejected offer notice received from the Junior Lender having the exclusive right so to purchase such New Mezzanine Loan, then such New Mezzanine Loan shall be first-offered again to such Junior Lender. Notwithstanding the foregoing, the obligations and rights of Senior Lender set forth in this Section 15(m) are limited to the initial named Senior Lender hereunder and its Affiliates, and no successors or assigns of the initial named Senior Lender hereunder or its Affiliates shall have any obligations or rights under this Section 15(m).

(n) Requests for Disbursements. Senior Lender hereby agrees to (x) notify such Junior Lender of any requests by Borrower for disbursements of funds from the Reserve Funds (as defined in the Senior Loan Agreement) or a release of Net Proceeds (as defined in the Senior Loan Documents), and (y) promptly following written request from any Junior Lender, provide such Junior Lender with any documentation delivered by Borrower to Senior Lender with respect to any such request by Borrower for a disbursement of funds from the Reserve Funds or release of Net Proceeds (provided that in no event shall failure by Senior Lender to provide such notice or documentation to any Junior Lender constitute a default hereunder or impose any liability on Senior Lender).

Section 16.	FINANCING OF JUNIOR LOANS.

(a) Notwithstanding any other provision hereof to the contrary, Senior Lender and each Junior Lender consents to each Junior Lender’s sale in connection with a repurchase agreement facility or pledge (each, a “Pledge”) of its respective Junior Loan (or any interest therein) and of the related Separate Collateral to any Person which (i) has extended a credit facility, including, without limitation, credit in the form of a repurchase agreement facility, to any Junior Lender, (ii) would otherwise satisfy the requirements of a Qualified Transferee or a financial institution whose long-term unsecured debt is rated at least “A” (or the equivalent) or better by each Rating Agency (other than Morningstar), and (iii) which is not Borrower, a Junior Borrower or a Broad Affiliate of Borrower or of a Junior Borrower (a “Loan Pledgee”), on the terms and conditions set forth in this Section 16. It is also agreed that the sale by a Junior Lender of its Junior Loan to a Qualified Transferee and the simultaneous agreement by such Junior Lender to repurchase such Junior Loan under an arrangement documented as a repurchase agreement shall qualify as a Pledge, provided that all applicable terms and conditions of this subsection (a) are complied with; further provided that a Loan Pledgee which is not a Qualified Transferee may not take title to Equity Collateral except in accordance with Section 6(a) hereof. Upon written notice by a Junior Lender to Senior Lender and each other Junior Lender that a Pledge has been effected and the address for notice purposes of the Loan Pledgee, Senior Lender and each applicable Junior Lender agrees to acknowledge receipt of such notice and thereafter agrees: (i) to give such Loan Pledgee written notice of any default by the Junior Lender which has made a Pledge to such Loan Pledgee under this Agreement of which default Senior Lender or such Junior Lender has actual knowledge; (ii) to allow Loan Pledgee a period of ten (10) days (in respect of a monetary default) and a period of thirty (30) days (in respect of a nonmonetary default) to cure a default by the applicable Junior Lender in respect of its obligations to Senior Lender or such Junior Lender hereunder, but such Loan Pledgee shall not be obligated to cure any such default; (iii) that no amendment or modification of this Agreement which adversely affects the rights or obligations of such Junior Lender, and no waiver or termination of this Agreement, shall be effective against such Loan Pledgee without the written consent of such Loan Pledgee, which consent shall not be unreasonably withheld (provided that the consent of such Loan Pledgee shall not be required unless such Junior Lender’s consent was required pursuant to the terms of this Agreement to effect such modification, waiver or termination); (iv) that Senior Lender shall give to such Loan Pledgee copies of any Senior Loan Default Notice and each Junior Lender shall give to such Loan Pledgee copies of any Junior Loan Default Notice issued by such Junior Lender simultaneously with the giving of same to the applicable Junior Lender and accept any cure thereof by such Loan Pledgee made in accordance with the provisions of Section 12 of this Agreement as if such cure were made by the applicable Junior Lender; (v) that Senior Lender and each Junior Lender shall deliver to such Loan Pledgee such estoppel certificate(s) as such Loan Pledgee shall reasonably request, provided that any such estoppel certificate(s) shall be in the form contemplated by Section 18(b) or such other form reasonably acceptable to Senior Lender and such Junior Lender; and (vi) that, upon written notice (a “Redirection Notice”) to Senior Lender or a Junior Lender by such Loan Pledgee that the applicable Junior Lender is in default beyond applicable cure periods under such Junior Lender’s obligations to such Loan Pledgee pursuant to the applicable credit agreement between the applicable Junior Lender and such Loan Pledgee (which notice need not be joined in or confirmed by such Junior Lender), and until such Redirection Notice is withdrawn or rescinded by such Loan Pledgee, Senior Lender and each other Junior Lender shall remit to the applicable Loan Pledgee and not to the applicable Junior Lender, any payments that Senior Lender or such other Junior Lender would otherwise be obligated to pay to such Junior Lender from time to time pursuant to this Agreement, any Senior Loan Document, any Junior Loan Document or any other agreement between Senior Lender or any Junior Lender that relates to the Senior Loan or a Junior Loan. Each Junior Lender hereby unconditionally and absolutely releases Senior Lender and each other Junior Lender from any liability to such Junior Lender on account of Senior Lender’s or such other Junior Lender’s, as applicable, compliance with any Redirection Notice reasonably believed (without any duty of inquiry of any kind) by Senior Lender or such other Junior Lender, as applicable, to have been delivered by such Junior Lender’s Loan Pledgee. A Loan Pledgee shall be permitted to fully exercise its rights and remedies against the applicable Junior Lender, and realize on any and all collateral granted by the applicable Junior Lender to such Loan Pledgee (and accept an assignment in lieu of foreclosure as to such collateral), in accordance with applicable law. In such event, Senior Lender and each other Junior Lender shall recognize such Loan Pledgee (and any transferee which is also a Qualified Transferee at any foreclosure or similar sale held by such Loan Pledgee or any Transfer in lieu of such foreclosure), and its successors and assigns, as the successor to the applicable Junior Lender’s rights, remedies and obligations under this Agreement and the Junior Loan Documents and any such Loan Pledgee or Qualified Transferee shall assume in writing (for the benefit of Senior Lender and each other Junior Lender and their respective successors and assigns) the obligations of the applicable Junior Lender hereunder accruing from and after such Transfer and agrees to be bound by the terms and provisions hereof (it being agreed that, notwithstanding anything to the contrary contained herein, such Loan Pledgee shall not be required to so assume such Junior Lender’s obligations hereunder prior to such realization on such collateral). The rights of a Loan Pledgee under this Section 16 shall remain effective unless and until such Loan Pledgee shall have notified Senior Lender and Junior Lenders in writing that its interest in the applicable Junior Loan has terminated.

(b) Notwithstanding any provisions herein to the contrary, if a conduit (“Conduit”) which is not a Qualified Transferee provides financing to a Junior Lender then such Conduit will be a permitted “Loan Pledgee” despite the fact it is not a Qualified Transferee if the following conditions are satisfied:

(i) The loan (the “Conduit Inventory Loan”) made by the Conduit to such Junior Lender to finance the acquisition and holding of its interest in such Junior Lender’s Junior Loan will require a third party (the “Conduit Credit Enhancer”) to provide credit enhancement;

(ii) each of the Conduit Credit Enhancer and the administrative agent of the Conduit will be a Qualified Transferee;

(iii) the applicable Junior Lender will pledge (or sell, transfer or assign as part of a repurchase facility) its interest in the applicable Junior Loan to the Conduit as collateral for the Conduit Inventory Loan;

(iv) the Conduit Credit Enhancer and the Conduit will agree that, if such Junior Lender defaults under the Conduit Inventory Loan, or if the Conduit is unable to refinance its outstanding commercial paper even if there is no default by such Junior Lender, the Conduit Credit Enhancer will purchase the Conduit Inventory Loan from the Conduit, and the Conduit will assign the pledge of such Junior Lender’s interest in such Junior Loan to the Conduit Credit Enhancer; and

(v) unless the Conduit is in fact then a Qualified Transferee, the Conduit will not without obtaining a Rating Agency Confirmation from each Rating Agency have any greater right to acquire the interests in the Junior Loan pledged by such Junior Lender, by foreclosure or otherwise, than would any other purchaser that is not a Qualified Transferee at a foreclosure sale conducted by a Loan Pledgee.

Section 17.	OBLIGATIONS HEREUNDER NOT AFFECTED.

(a) All rights, interests, agreements and obligations of Senior Lender and each Junior Lender under this Agreement shall remain in full force and effect irrespective of:

(i) any lack of validity or enforceability of the Senior Loan Documents or any of the Junior Loan Documents or any other agreement or instrument relating thereto;

(ii) any taking, exchange, release or non-perfection of any other collateral, or any taking, release, amendment or waiver of, or consent to, or departure from, any guaranty, for all or any portion of any of the Senior Loan or the Junior Loans;

(iii) any manner of application of collateral, or proceeds thereof, to all or any portion of the Senior Loan or any of the Junior Loans, or any manner of sale or other disposition of any collateral for all or any portion of the Senior Loan or any of the Junior Loans or any other assets of Borrower, Junior Borrowers or any other Affiliates of Borrower or any Junior Borrower;

(iv) any change, restructuring or termination of the corporate structure or existence of Borrower, any Junior Borrower or any other Affiliates of Borrower or any Junior Borrower; or

(v) any other circumstance which might otherwise constitute a defense available to, or a discharge of, Borrower, any Junior Borrower or a subordinated creditor or a senior lender subject to the terms hereof.

(b) This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of all or any portion of the Senior Loan or a Junior Loan is rescinded or must otherwise be returned by Senior Lender or a Junior Lender upon the insolvency, bankruptcy or reorganization of Borrower or a Junior Borrower or otherwise, all as though such payment had not been made.

Section 18.	MISCELLANEOUS.

(a) Notices. All notices, demands, requests, consents, approvals or other communications required, permitted, or desired to be given hereunder (any of the foregoing, a “Notice”) shall be in writing sent by facsimile (with answer back acknowledged) or by registered or certified mail, postage prepaid, return receipt requested, or delivered by hand or reputable overnight courier addressed to the party to be so notified at its address hereinafter set forth, or to such other address as such party may hereafter specify to each other party hereto in accordance with the provisions of this Section 18. Any such Notice shall be deemed to have been received: (a) upon receipt if mailed, (b) on the date of sending by facsimile if sent during business hours on a Business Day (otherwise on the next Business Day), (c) on the date of delivery by hand if delivered during business hours on a Business Day (otherwise on the next Business Day) and (d) on the next Business Day if sent by an overnight commercial courier, in each case addressed to the parties as follows:

To Senior Lender:

JPMorgan Chase Bank, National Association

383 Madison Ave.

New York, New York 10179

Attention: Joseph E. Geoghan III

Facsimile No.: (212) 834-6029

with a copy to:

JPMorgan Chase Bank, National Association

Four New York Plaza, 20th Floor

New York, New York 10004

Attention: Nancy Alto

Facsimile No.: (212) 623-4779

with a copy to:

Cadwalader, Wickersham & Taft LLP

One World Financial Center

New York, New York 10281

Attention: William P. McInerney, Esq.

Facsimile No.: (212) 504-6666

and to:

German American Capital Corporation

60 Wall Street, 10th Floor

New York, New York 10005

Attention: Robert W. Pettinato Jr.

Facsimile No.: (212) 669-0021

with a copy to:

German American Capital Corporation 60 Wall Street New York, New York 10005 Attention: Stephen Choe Facsimile No.: (212) 669-0021

and:	German American Capital Corporation
60 Wall Street New York, New York 10005 Attention: General Counsel Facsimile No.: (212) 669-0021

and to:

Citigroup Global Markets Realty Corp. 388 Greenwich Street New York, New York 10013
Attention: Ana E. Rosu
Facsimile No.: (646) 328-2938

with a copy to:

Dechert LLP Bank of America Corporate Center 1095 Avenue of the Americas New York, New York 10036
	Facsimile:	(215) 655-2501
	Attention:	Richard D. Jones, Esq.

and to:

Bank of America, National Association One Bryant Park New York, New York 10036
	Attention:	Leland F. Bunch, III
	Facsimile:	(646) 855-5046

with a copy to:

Kaye Scholer LLP 425 Park Avenue New York, New York 10022
	Attention:	Janet Barbiere, Esq.
	Facsimile:	(212) 836-6760

and to:

Goldman Sachs Mortgage Company 200 West Street New York, New York 10282
	Attention:	Rene Theriault
	Facsimile:	(917) 977-4870

and:	Goldman Sachs Mortgage Company
200 West Street New York, New York 10282
	Attention:	Daniel Bennett
	Facsimile:	(646) 835-3184

and:	Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, New York 10019
	Attention:	Michael Zinder, Esq.
	Facsimile:	(212) 728-9298

To Mezzanine A Lender:

JPMorgan Chase Bank, National Association 383 Madison Ave. New York, New York 10179 Attention: Joseph E. Geoghan III Facsimile No.: (212) 834-6029

with a copy to:

JPMorgan Chase Bank, National Association Four New York Plaza, 20th Floor New York, New York 10004 Attention: Nancy Alto Facsimile No.: (212) 623-4779

with a copy to:

Cadwalader, Wickersham & Taft LLP One World Financial Center New York, New York 10281 Attention: William P. McInerney, Esq. Facsimile No.: (212) 504-6666

and to:

German American Capital Corporation 60 Wall Street, 10th Floor New York, New York 10005 Attention: Robert W. Pettinato Jr. Facsimile No.: (212) 669-0021

with a copy to:

German American Capital Corporation 60 Wall Street New York, New York 10005 Attention: Stephen Choe Facsimile No.: (212) 669-0021

and:	German American Capital Corporation
60 Wall Street New York, New York 10005 Attention: General Counsel Facsimile No.: (212) 669-0021

and to:

Citigroup Global Markets Realty Corp. 388 Greenwich Street New York, New York 10013 Attention: Ana E. Rosu Facsimile No.: (646) 328-2938

with a copy to:

Dechert LLP Bank of America Corporate Center 1095 Avenue of the Americas New York, New York 10036 Facsimile: (215) 655-2501 Attention: Richard D. Jones, Esq.

and to:

Bank of America, National Association One Bryant Park New York, New York 10036 Attention: Leland F. Bunch, III Facsimile: (646) 855-5046

with a copy to:

Kaye Scholer LLP 425 Park Avenue New York, New York 10022 Attention: Janet Barbiere, Esq. Facsimile: (212) 836-6760

and to:

Goldman Sachs Mortgage Company 200 West Street New York, New York 10282 Attention: Rene Theriault Facsimile: (917) 977-4870

and:	Goldman Sachs Mortgage Company
200 West Street New York, New York 10282 Attention: Daniel Bennett Facsimile: (646) 835-3184

and:	Willkie Farr & Gallagher LLP
787 Seventh Avenue New York, New York 10019 Attention: Michael Zinder, Esq. Facsimile: (212) 728-9298

To Mezzanine B Lender:

JPMorgan Chase Bank, National Association 383 Madison Ave. New York, New York 10179 Attention: Joseph E. Geoghan III Facsimile No.: (212) 834-6029

with a copy to:

JPMorgan Chase Bank, National Association Four New York Plaza, 20th Floor New York, New York 10004 Attention: Nancy Alto Facsimile No.: (212) 623-4779

with a copy to:

Cadwalader, Wickersham & Taft LLP One World Financial Center New York, New York 10281 Attention: William P. McInerney, Esq. Facsimile No.: (212) 504-6666

and to:

German American Capital Corporation 60 Wall Street, 10th Floor New York, New York 10005 Attention: Robert W. Pettinato Jr. Facsimile No.: (212) 669-0021

with a copy to:

German American Capital Corporation 60 Wall Street New York, New York 10005 Attention: Stephen Choe Facsimile No.: (212) 669-0021

and:	German American Capital Corporation
60 Wall Street New York, New York 10005 Attention: General Counsel Facsimile No.: (212) 669-0021

and to:

Citigroup Global Markets Realty Corp. 388 Greenwich Street New York, New York 10013 Attention: Ana E. Rosu Facsimile No.: (646) 328-2938

with a copy to:

Dechert LLP Bank of America Corporate Center 1095 Avenue of the Americas New York, New York 10036 Facsimile: (215) 655-2501 Attention: Richard D. Jones, Esq.

and to:

Bank of America, National Association One Bryant Park New York, New York 10036 Attention: Leland F. Bunch, III Facsimile: (646) 855-5046

with a copy to:

Kaye Scholer LLP 425 Park Avenue New York, New York 10022 Attention: Janet Barbiere, Esq. Facsimile: (212) 836-6760

and to:

Goldman Sachs Mortgage Company 200 West Street New York, New York 10282 Attention: Rene Theriault Facsimile: (917) 977-4870

and:	Goldman Sachs Mortgage Company
200 West Street New York, New York 10282 Attention: Daniel Bennett Facsimile: (646) 835-3184

and:	Willkie Farr & Gallagher LLP
787 Seventh Avenue New York, New York 10019 Attention: Michael Zinder, Esq. Facsimile: (212) 728-9298

To Mezzanine C Lender:

JPMorgan Chase Bank, National Association 383 Madison Ave. New York, New York 10179 Attention: Joseph E. Geoghan III Facsimile No.: (212) 834-6029

with a copy to:

JPMorgan Chase Bank, National Association Four New York Plaza, 20th Floor New York, New York 10004 Attention: Nancy Alto Facsimile No.: (212) 623-4779

with a copy to:

Cadwalader, Wickersham & Taft LLP One World Financial Center New York, New York 10281 Attention: William P. McInerney, Esq. Facsimile No.: (212) 504-6666

and to:

German American Capital Corporation 60 Wall Street, 10th Floor New York, New York 10005 Attention: Robert W. Pettinato Jr. Facsimile No.: (212) 669-0021

with a copy to:

German American Capital Corporation 60 Wall Street New York, New York 10005 Attention: Stephen Choe Facsimile No.: (212) 669-0021

and:	German American Capital Corporation
60 Wall Street New York, New York 10005 Attention: General Counsel Facsimile No.: (212) 669-0021

and to:

Citigroup Global Markets Realty Corp. 388 Greenwich Street New York, New York 10013 Attention: Ana E. Rosu Facsimile No.: (646) 328-2938

with a copy to:

Dechert LLP Bank of America Corporate Center 1095 Avenue of the Americas New York, New York 10036
	Facsimile:	(215) 655-2501
	Attention:	Richard D. Jones, Esq.

and to:

Bank of America, National Association One Bryant Park New York, New York 10036
	Attention:	Leland F. Bunch, III
	Facsimile:	(646) 855-5046

with a copy to:

Kaye Scholer LLP 425 Park Avenue New York, New York 10022
	Attention:	Janet Barbiere, Esq.
	Facsimile:	(212) 836-6760

and to:

Goldman Sachs Mortgage Company 200 West Street New York, New York 10282
	Attention:	Rene Theriault
	Facsimile:	(917) 977-4870

and:	Goldman Sachs Mortgage Company
200 West Street New York, New York 10282
	Attention:	Daniel Bennett
	Facsimile:	(646) 835-3184

and:	Willkie Farr & Gallagher LLP
787 Seventh Avenue New York, New York 10019
	Attention:	Michael Zinder, Esq.
	Facsimile:	(212) 728-9298

(b) Estoppel. (i) Each Junior Lender shall, within ten (10) Business Days following a request from Senior Lender or the other Junior Lender, provide Senior Lender or such Junior Lender, as the case may be, with a written statement setting forth the then current outstanding principal balance of the Junior Loan held by such Junior Lender, the aggregate accrued and unpaid interest under the Junior Loan held by such Junior Lender, and stating whether to such Junior Lender’s knowledge any default or Event of Default exists under the Junior Loan held by such Junior Lender or this Agreement.

(ii) Senior Lender shall, within ten (10) Business Days following a request from a Junior Lender, provide such Junior Lender with a written statement setting forth the then current outstanding principal balance of the Senior Loan, the aggregate accrued and unpaid interest under the Senior Loan, and stating whether to Senior Lender’s knowledge any default or Event of Default exists under the Senior Loan or this Agreement.

(iii) Senior Lender or any applicable Senior Junior Lender shall, following a request from a Junior Lender, use commercially reasonable efforts to obtain from Borrower or each applicable Senior Junior Borrower, as applicable, a written statement setting forth the then-current outstanding principal balance of the Senior Loan or the related Senior Junior Loan, as applicable, the aggregate accrued and unpaid interest under the Senior Loan or the related Senior Junior Loan, as applicable, and stating whether to any Borrower Party’s or the related Senior Junior Borrower’s knowledge, as applicable, any default or Event of Default exists under the Senior Loan or such Senior Junior Loan, as applicable.

(iv) Any statement provided pursuant to this Section 18(b) may be relied upon by, as applicable, any Loan Pledgee, any investor or participant in the Senior Loan or the applicable Junior Loan, or any purchaser of the Senior Loan or any Junior Loan (or of any interest or a participation interest therein), but may not be relied upon by any Borrower Party, any Junior Borrower or any guarantor with respect to the Senior Loan or any Junior Loan.

(c) Further Assurances. So long as all or any portion of the Senior Loan or any Junior Loan remains unpaid and any Senior Loan Document encumbers the Premises or a Junior Loan Document encumbers any Equity Collateral, Senior Lender and each Junior Lender shall each execute, acknowledge and deliver in recordable form and upon demand of the other, any other instruments or agreements reasonably required in order to carry out the provisions of this Agreement or to effectuate the intent and purposes hereof.

(d) No Third Party Beneficiaries; No Modification. The parties hereto do not intend the benefits of this Agreement to inure to any Borrower Party, any Junior Borrower, or any other Person not a party to this Agreement other than Loan Pledgees. This Agreement may not be changed or terminated orally, but only by an agreement in writing signed by the party against whom enforcement of any change is sought. If any Certificates are outstanding, this Agreement shall not be amended or otherwise modified in a manner materially adverse to Senior Lender unless a Rating Agency Confirmation has been obtained with respect to such amendment or other modification.

(e) Successors and Assigns. This Agreement shall bind all successors and permitted assigns of Senior Lender and each Junior Lender and shall inure to the benefit of all successors and permitted assigns of Senior Lender and each Junior Lender.

(f) Counterpart Originals. This Agreement may be executed in counterpart originals, each of which shall constitute an original, and all of which together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or electronic image scan transmission (such as a “.pdf” file) will be effective as delivery of an original manually-executed counterpart of the Agreement.

(g) Legal Construction/Consent to Jurisdiction. In all respects, including, without limitation, matters of construction and performance of this Agreement and the obligations arising hereunder, this Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York applicable to agreements intended to be wholly performed within the State of New York. Each party hereto irrevocably and unconditionally submits to the jurisdiction of the United States District Court for the Southern District of New York, any court in the State of New York located in the Borough of Manhattan in the City and County of New York, and any appellate court from any thereof, in any action, proceeding or counterclaim arising out of or relating to this Agreement or the transactions contemplated hereunder, or for recognition or enforcement of any judgment, and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any action, proceeding or counterclaim arising out of or relating to this Agreement or the transactions contemplated hereunder may be heard or determined in such New York State court or, to the extent permitted by law, in such federal court.

(h) No Waiver; Remedies. No failure on the part of Senior Lender or any Junior Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

(i) No Joint Venture. Nothing provided herein is intended to create a joint venture, partnership, tenancy-in-common or joint tenancy relationship between or among any of the parties hereto.

(j) Captions. The captions in this Agreement are inserted only as a matter of convenience and for reference, and are not and shall not be deemed to be a part hereof.

(k) Conflicts. In the event of any conflict, ambiguity or inconsistency between the terms and conditions of this Agreement and the terms and conditions of any of the Senior Loan Documents or the Junior Loan Documents, the terms and conditions of this Agreement shall control.

(l) No Release. Nothing herein contained shall operate to (a) release any Borrower Party from (i) its obligation to keep and perform all of the terms, conditions, obligations, covenants and agreements contained in the Senior Loan Documents or (ii) any liability of any Borrower Party under the Senior Loan Documents or (b) release any Junior Borrower from (i) its obligation to keep and perform all of the terms, conditions, obligations, covenants and agreements contained in the related Junior Loan Documents or (ii) any liability of a Junior Borrower under the related Junior Loan Documents.

(m) Continuing Agreement. This Agreement is a continuing agreement and shall remain in full force and effect until the earlier of (x) payment in full in cash of the Senior Loan and all of the Junior Loans or (y) subject to the rights granted to each Junior Lender under Section 6(f), transfer of title to Junior Lenders of their respective Equity Collateral in strict conformance with the terms and conditions of Section 6 (provided, however, this Agreement shall terminate with respect to any Junior Lender that acquires title (in its own name or the name of a designee) to its respective Equity Collateral and to any Subordinate Junior Lender) or (z) subject to the rights granted to each Junior Lender under the last paragraph of each of Sections 14(b) and 14(d), the transfer of the Premises by foreclosure of the Senior Loan Documents or the exercise of power of sale contained therein by deed-in-lieu of foreclosure in each case in accordance with the provisions of Section 14 of this Agreement; provided, however, that (i) any rights or remedies of any party hereto arising out of any breach of any provision hereof occurring prior to the date of termination of this Agreement shall survive such termination and (ii) if at any time any payment in full of the Senior Loan or any Junior Loan is rescinded in whole or in part or must be otherwise restored or returned in whole or in part upon the insolvency, bankruptcy or reorganization of any Borrower Party or any Junior Borrower, as applicable, or otherwise, then, upon the restoration or return of any portion of such payment in full, Senior Lender’s or the related Junior Lender’s, as applicable, rights and obligations hereunder shall be reinstated as though such payment in full (or portion thereof so restored or returned, as the case may be) had not been made at such time. In the event the Senior Loan is repaid in full, (i) the Junior Lender with the highest priority Junior Loan shall have the right to exercise all of the rights granted to Senior Lender pursuant to this Agreement and shall thereafter be deemed to be the “Senior Lender” and to be the holder of the “Senior Loan” for all purposes without requiring the amendment of this Agreement, (ii) references hereafter to the Senior Loan Documents shall be deemed to be references to such Senior Junior Lender’s Senior Junior Loan Documents and (iii) references to “Transfer of the Premises by foreclosure sale, sale by power of sale or delivery of a deed in lieu of foreclosure” (or words of similar import) shall be deemed to be references to transfer of such Senior Junior Lender’s Equity Collateral pursuant to any Equity Collateral Enforcement Action. Notwithstanding the foregoing provisions of this Section 18(m), in the event the Senior Loan or any Junior Loan is repaid in full in cash or otherwise retired, cancelled or terminated, Senior Lender or the Junior Lender that was the holder of such repaid, retired, cancelled or terminated loan shall have no further rights or obligations under this Agreement, except those rights and obligations that expressly survive the expiration or termination of this Agreement. The provisions of this Section 18(m) shall survive the expiration and termination of this Agreement with respect to any party hereto.

(n) Severability. In the event that any provision of this Agreement or the application hereof to any party hereto shall, to any extent, be invalid or unenforceable under any applicable statute, regulation, or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform to such statute, regulation or rule of law, and the remainder of this Agreement and the application of any such invalid or unenforceable provisions to parties, jurisdictions or circumstances other than to whom or to which it is held invalid or unenforceable, shall not be affected thereby nor shall same affect the validity or enforceability of any other provision of this Agreement. Furthermore, the parties shall in good faith endeavor to replace any provision held to be invalid or unenforceable with a valid and enforceable provision that closely resembles, and that has the same economic effect as, the provision held to be invalid or unenforceable.

(o) Injunction. Each of Senior Lender and each Junior Lender acknowledges (and waives any defense based on a claim) that monetary damages are not an adequate remedy to redress a breach by any other party hereunder and that a breach by any of Senior Lender or any Junior Lender hereunder would cause irreparable harm to the other parties hereto. Accordingly, Senior Lender and Junior Lenders agree that upon a breach of this Agreement by any other party hereto, the remedies of injunction, declaratory judgment and specific performance shall be available to such non-breaching party.

(p) Reciprocal Disclaimer. (i) Senior Lender and Junior Lenders are each sophisticated lenders and/or investors in real estate and their respective decision to enter into the Senior Loan and the applicable Junior Loans is based upon their own independent expert evaluation of the terms, covenants, conditions and provisions of, respectively, the Senior Loan Documents and the Junior Loan Documents and such other matters, materials and market conditions and criteria which each of Senior Lender and Junior Lenders deem relevant. Each of Senior Lender and each of Junior Lenders has not relied upon, in entering into this Agreement, and respectively, the Senior Loan, the Senior Loan Documents, the Junior Loans and the Junior Loan Documents, any oral or written information, representation, warranty or covenant from any other party hereto, or from the representatives, employees, Affiliates or agents of any other party hereto, other than the representations and warranties, if any, of each other party hereto contained herein and therein. Each of Senior Lender and each of the Junior Lenders further acknowledges that no employee, agent or representative of any other party hereto has been authorized to make, and that each of Senior Lender and Junior Lenders have not relied upon, any statements, representations, warranties or covenants other than those specifically contained in this Agreement. Without limiting the foregoing, each of Senior Lender and each of the Junior Lenders acknowledges that no other party hereto has made any representations or warranties as to the Senior Loan or any of the Junior Loans other than those specifically contained in this Agreement or the Premises (including, without limitation, the cash flow of the Premises, the value, marketability, condition or future performance thereof, the existence, status, adequacy or sufficiency of the leases, the tenancies or occupancies of the Premises, or the sufficiency of the cash flow of the Premises, to pay all amounts which may become due from time to time pursuant to the Senior Loan or any of the Junior Loans).

(ii) Each of Senior Lender and each of the Junior Lenders acknowledges that the Senior Loan, the Senior Loan Documents, each of the Junior Loans, and each of the Junior Loan Documents are distinct, separate transactions and loans, separate and apart from each other. Each of Senior Lender and each of the Junior Lenders acknowledges that each other party hereto is a distinct separate lender or investor with distinct and separate loans with various rights and remedies with respect to the Premises and the applicable Separate Collateral which are not in all respects aligned.

(q) Consent and Approval Rights. Subject to Section 19 with respect to Affiliate Holders, with respect to any provisions hereof that require the consent or approval of both Junior Lenders to any action by Senior Lender, the withholding of consent or disapproval of any such action by either Junior Lender whose consent or approval is required shall preclude Senior Lender from taking the proposed action. Further, subject to Section 19 with respect to Affiliate Holders, with respect to any provisions hereof that requires the consent or approval of Senior Lender or any other Junior Lender to any action by a Junior Lender, the withholding of consent or disapproval of any such action by Senior Lender or such other Junior Lender, as applicable, shall preclude such Junior Lender from taking the proposed action.

(r) TRIAL BY JURY. EACH PARTY HERETO AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND EACH WAIVES ANY RESPECTIVE RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS AGREEMENT, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION HEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY EACH PARTY HERETO, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. EACH PARTY HERETO IS HEREBY RESPECTIVELY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY EACH PARTY HERETO.

Section 19.	AFFILIATE HOLDERS.

(a) Notwithstanding anything in this Agreement to the contrary, without limiting or obviating (or intending to limit or obviate) the restrictions on Transfer set forth in Section 5 or the conditions to consummating a Realization Event set forth in Section 6(a), and except as otherwise specifically provided in this Section 19, Senior Lender and each Junior Lender agree that:

(i) except as otherwise provided in the clauses below, no Affiliate Holder shall be entitled to exercise (or to cause to be exercised, through the exercise of voting rights, contract rights (including, without limitation, pursuant to any Co-Lender Agreement or otherwise) any of the rights (including without limitation, consent, consultation and approval rights) available to Junior Lenders (or, if applicable, Senior Lender) pursuant to this Agreement under:

(A) Section 5 (solely with respect to any right, if applicable under the terms and provisions of Section 5, of a Senior Junior Lender to approve a Transfer made by a Subordinate Junior Lender);

(B) Section 8(a) or Section 8(b) (provided that in no event shall the same affect any obligations of such Affiliate Holder to consent to proposed modifications of Junior Loan Documents, so as to permit such modifications to take effect, in accordance with Section 8(c));

(C) Section 12 (provided, however, that in the case of a monetary cure, an Affiliate Holder shall have the right to contribute to a monetary cure, so long as (1) the decision to make such cure is made by one or more Junior Loan Holders that are not Affiliate Holders, (2) at least one Junior Loan Holder that is not an Affiliate Holder is contributing to such monetary cure, (3) such Affiliate Holder’s contribution shall not exceed its pro rata share of the applicable Junior Loan (plus the amount necessary (if any) to cover any shortfall in the contribution to such monetary cure by any other Junior Loan Holder) and (4) such funds contributed by such Affiliate Holder are not revenue derived from the Premises, insurance, condemnation proceeds, reserve/escrow amounts or the other collateral for the Senior Loan or any Junior Loan, except to the extent the same was distributed or dividended in compliance with the applicable terms and conditions of the Senior Loan Documents and the Junior Loan Documents));

(D) Section 13;

(E) Section 14 (subject to the provisions of Section 19(d) below);

(F) Section 15 (other than Section 15(d) and Section 15(f)); or

(G) Section 16 (solely with respect to any right, if applicable under the terms and provisions of Section 16, of a Senior Junior Lender to approve a Pledge of a Subordinate Junior Lender);

(ii) subject to the provisions of Section 19(b) below, no Affiliate Holder shall be entitled to initiate a Realization Event, an Equity Collateral Enforcement Action or, if applicable, an Enforcement Action (the parties hereto agreeing that nothing in this Agreement shall limit or restrict an Affiliate Holder’s right to benefit from or otherwise participate in a Realization Event, an Equity Collateral Enforcement Action or other Enforcement Action initiated by a Non-Affiliate Holder, provided that such Non-Affiliate Holder is not exercising such rights at the request or direction of any Affiliate Holder, so long as the determination to initiate such Realization Event, Equity Collateral Enforcement Action or other Enforcement Action is made by one or more Non-Affiliate Holders);

(iii) no Affiliate Holder shall be entitled to make Protective Advances pursuant to or in connection with the applicable Junior Loan Documents (or, if applicable, the Senior Loan Agreement) (any of the foregoing rights and remedies described in this clause (iii) and clauses (i) and (ii) above being hereinafter collectively referred to as the “Restricted Rights”);

(iv) any Non-Affiliate Holder or Non-Affiliate Holders shall be entitled to exercise each of the Restricted Rights with respect to its related Junior Loan (or, if applicable, the Senior Loan), provided, that (A) the applicable Co-Lender Agreement specifically prohibits the related Affiliate Holders from voting on or otherwise exercising any of the Restricted Rights (each, an “Affiliate Participation Action”) (the parties to such Co-Lender Agreement agreeing not to amend or modify such Co-Lender Agreement in contravention of the terms contained in this Section 19 without (1) the approval of Senior Lender and each other Junior Lender in their sole discretion and (2) if any Certificates are outstanding and rated by at least one Rating Agency, a Rating Agency Confirmation is obtained relating to such amendment or modification), it being understood that the Affiliate Holder’s paying or reimbursing any Non-Affiliate Holder its allocable share of any costs and expenses incurred or to be incurred by virtue of any such Non-Affiliate Holder’s exercise of such rights and such Affiliate Holder’s receiving of any documents or information not in violation of Section 19(b)(iii) below shall not, in and of themselves, be deemed to be an Affiliate Participation Action, (B) a copy (certified as true, correct and complete by the applicable Non-Affiliate Holder) of such Co-Lender Agreement is delivered to Senior Lender and the other Junior Lender, and (C) the applicable Non-Affiliate Holder certifies to Senior Lender, each other Junior Lender and any servicer or trustee of the Senior Loan or of the other Junior Loan that (i) such Non-Affiliate Holder is a Non-Affiliate Holder, (ii) such Non-Affiliate Holder is not exercising such rights at the request or direction of any Affiliate Holder, and (iii) such Non-Affiliate Holder did not consider the interests of any Borrower Party, any Junior Borrower or any direct or indirect equity owner in any Borrower Party (in such capacity) in connection with such exercise; and

(v) (A) each Affiliate Holder must assume in writing the obligations of an applicable Junior Lender and Affiliate Holder hereunder for the benefit of the parties hereto and agree in writing to be bound by the terms and provisions hereof, (B) Senior Lender and each Junior Lender shall be provided with prior written notice of the acquisition of any interest in any Junior Loan by an Affiliate Holder, and (C) any failure to comply with the foregoing shall result in such acquisition being void ab initio.

Without limiting the generality of any of the provisions of this Agreement, each Junior Lender agrees that if it shall become a Foreclosure Holder with respect to any Junior Loan or Junior Note (or interests therein) held by it, then, in exercising any right or granting or withholding any consent under this Agreement or the any Junior Loan Documents (with respect to any Junior Loan other than the Junior Loan as to which it is a Foreclosure Holder), it shall not take into account its respective interests as a Foreclosure Holder and instead shall exercise such right or grant and withhold such consent solely on account of its status as a holder of a Junior Loan. For the avoidance of doubt, nothing in this Section 19 is intended to prohibit Senior Lender or a Junior Lender (including a Directing Junior Lender) from (i) consulting with an Affiliate Holder in connection with the exercise of any rights hereunder by the Senior Lender or Junior Lender (or Directing Junior Lender), as the case may be, or (ii) sharing with an Affiliate Holder any notice received pursuant to this Agreement.

(b) In addition, and without limiting the generality of the foregoing provisions of this Section 19, Senior Lender and each Junior Lender agree that each Affiliate Holder shall be subject to the following limitations and restrictions:

(i) no Affiliate Holder shall be permitted to take, nor shall such Affiliate Holder take any of the following actions (or cause, through the exercise of voting rights, contract rights (including, without limitation, pursuant to any Co-Lender Agreement) or otherwise, any of the following actions to be taken by any other Person on behalf of such Affiliate Holder):

(A) accept, in violation of the express provisions of this Agreement, sue for, ask or demand from Borrower or any Senior Junior Borrower any payment on account of any Junior Loan (or, if applicable, the Senior Loan) held in whole or in part by such Affiliate Holder;

(B) make or bring any claim, in its capacity as a holder of any direct or indirect interest in the Senior Loan or any Junior Loan, against Senior Lender, any Junior Lender or any agent of any of the foregoing with respect to the duties and obligations of such Person under the Senior Loan Documents, any Junior Loan Documents, this Agreement or any applicable Co-Lender Agreement;

(C) gain access to any electronic platform for the distribution of materials or information among the Senior Lender or the Junior Lenders;

(D) have any right to require any agent or representative of Senior Lender or any Junior Lender to take (or refrain from taking) any action with respect to the Senior Loan Documents or any Junior Loan Documents; or

(E) commence, prosecute or participate in any suit, action, case or proceeding against any Borrower Party or any Junior Borrower in violation of the express provisions of this Agreement or violate any of the other express terms or provisions of this Agreement or any Co-Lender Agreement applicable to any direct or indirect interest held by such Affiliate Holder in the Senior Loan or any Junior Loan, as the case may be (and, in the event of any such violation, Senior Lender or any Junior Lender may intervene and interpose such defense or plea as it shall elect, including that of a bad-faith filing by such Affiliate Holder, and shall, in any event, be entitled to restrain such actions in the same suit, action, case or proceeding or in any independent suit, action, case or proceeding);

(ii) such Affiliate Holder shall not be entitled to (and hereby waives any right which it would otherwise have to require) promptness, diligence, notice of acceptance or any other notice with respect to the Senior Loan or any Junior Loan other than any notices that are required to be given pursuant to the terms of this Agreement (and hereby acknowledges that Senior Lender or either Junior Lender shall have no obligation to protect, secure, perfect or insure any security interest or lien on any property for the benefit of such Affiliate Holder, or exhaust any right or take any action against Borrower, any Junior Borrower, any Guarantor under the Senior Loan or any Junior Loan, or any other Person or property solely for the benefit of such Affiliate Holder); and

(iii) notwithstanding any provisions of this Agreement to the contrary, no Affiliate Holder shall be entitled to receive (and hereby waives any right which it would otherwise have to receive) any “asset status reports” or any correspondence or materials or Notices from Senior Lender or any Junior Lender (or Servicer or any other agent of Senior Lender or any Junior Lender, as applicable) of, or to participate in, any discussions, meetings or conference calls (among Senior Lender and any Junior Lender (or among Junior Lenders), any respective co-lenders or participants with Senior Lender or any Junior Lender, or otherwise) regarding or relating to any workout discussions or litigation or foreclosure strategy (or potential litigation strategy) involving any of the Junior Loans or the Senior Loan, other than in its capacity as Borrower or a Junior Borrower to the extent discussions and negotiations are being conducted with Borrower or such Junior Borrower (as distinct from internal discussions and negotiations among the various creditors).

(c) Notwithstanding anything contained in this Agreement to the contrary, with respect to any Affiliate Loans, Senior Lender and each Junior Lender agree that an Affiliate Holder that is the holder of the entirety of the most subordinate Junior Loan then outstanding may initiate any Equity Collateral Enforcement Action or other Enforcement Action and initiate the exercise of its rights pursuant to and in accordance with Sections 6 and 10(d) to foreclose or commence a foreclosure action or otherwise realize upon any of its Equity Collateral (or accept title to such Equity Collateral or real or personal property in lieu of foreclosure); provided, however, that no foreclosure action or other actions by an Affiliate Holder that is the holder of the entirety of the most subordinate Junior Loan to realize upon any Equity Collateral or like action (including a consolidated foreclosure as permitted under the following sentence) shall exceed one hundred twenty (120) days in the aggregate from commencement to ultimate conclusion.

(d) Notwithstanding anything herein contained to the contrary, Senior Lender and each Junior Lender agree that an Affiliate Holder may exercise its rights, or participate in the exercise of rights initiated by any applicable Non-Affiliate Holder, provided that such Non-Affiliate Holder is not exercising such rights at the request or direction of any Affiliate Holder, pursuant to Section 14 hereof so long as such Affiliate Holder also pays as part of the Loan Purchase Price or each applicable Senior Junior Loan Purchase Price (or portion thereof allocable to such Affiliate Holder), as applicable, its pro rata share (based on its percentage ownership of the applicable Junior Loan) of all amounts that would be due and owing by Borrower or the applicable Senior Junior Borrower upon repayment of the Senior Loan or the related Senior Junior Loan, as the case may be (and in each case to the extent that Borrower or such Senior Junior Borrower is obligated to pay the same under the Senior Loan Agreement or the related Senior Junior Loan Documents, as applicable), including any liquidated damage amount, any exit fees, any prepayment premiums or fees, any spread maintenance or yield maintenance charges, any late fees or charges, any special servicing, workout or liquidation fees of any nature and any unpaid default interest incurred or accrued with respect to the Senior Loan and such Senior Junior Loan.

(e) Notwithstanding anything herein contained to the contrary, Senior Lender and each Junior Lender agree that no Affiliate Holder acquiring any rights or interests in the Senior Loan or any Junior Loan shall have the right to, nor shall such Person exercise, directly or indirectly, any control, decision-making power, voting rights, notice and cure rights, or other rights that would otherwise benefit a holder by virtue of its ownership or control of any Certificates with respect to the Senior Loan or any such Junior Loan, other than the right to receive payments made in respect of the interest so acquired by such Affiliate Holder.

Section 20.	CO-LENDER AGREEMENTS.

The respective rights and obligations of the holders of the Senior Note relating to actions or inactions arising under this Agreement (including the rights of the holders of the Senior Note to direct the actions to be taken by Senior Lender under this Agreement, including, without limitation, any rights of consent in favor of Senior Lender hereunder) shall be governed by the provisions of any Co-Lender Agreement to which each such holder is a party. The rights and obligations of the applicable Junior Loan Holders in respect of the Mezzanine A Note relating to actions or inactions arising under this Agreement (including the rights of such Junior

Loan Holders to direct the actions of Mezzanine A Lender under this Agreement, including, without limitation, any rights of cure, rights of purchase and rights of consent in favor of Mezzanine A Lender hereunder), shall be governed by the provisions of any Co-Lender Agreement to which each such Junior Loan Holder is a party. The rights and obligations of the applicable Junior Loan Holders in respect of the Mezzanine B Note relating to actions or inactions arising under this Agreement (including the rights of such Junior Loan Holders to direct the actions of Mezzanine B Lender under this Agreement, including, without limitation, any rights of cure, rights of purchase and rights of consent in favor of Mezzanine B Lender hereunder), shall be governed by the provisions of any Co-Lender Agreement to which each such Junior Loan Holder is a party. The rights and obligations of the applicable Junior Loan Holders in respect of the Mezzanine C Note relating to actions or inactions arising under this Agreement (including the rights of such Junior Loan Holders to direct the actions of Mezzanine C Lender under this Agreement, including, without limitation, any rights of cure, rights of purchase and rights of consent in favor of Mezzanine C Lender hereunder), shall be governed by the provisions of any Co-Lender Agreement to which each such Junior Loan Holder is a party. The provisions of this Section 20 shall not imply or be deemed to imply that Senior Lender or any Junior Lender has read, reviewed or approved any Co-Lender Agreement (other than any Co-Lender Agreement to which Senior Lender or such Junior Lender is a party, in each case), but without limiting the provisions of Section 19 of this Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, Senior Lender and Junior Lenders have executed this Agreement as of the date and year first set forth above.

SENIOR LENDER:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a banking association chartered under the laws of the United States of America

By:
Name:
Title:

GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation

By:
Name:
Title:

By:
Name:
Title:

CITIGROUP GLOBAL MARKETS REALTY CORP.

By:
Name:
Title:

IN WITNESS WHEREOF, Senior Lender and Junior Lenders have executed this Agreement as of the date and year first set forth above.

SENIOR LENDER:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a banking association chartered under the laws of the United States of America

By:
Name:
Title:

GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation

By:
Name:
Title:

By:
	Name:	Stephen H. Choe
	Title:	Director

CITIGROUP GLOBAL MARKETS REALTY CORP.

By:
Name:
Title:

IN WITNESS WHEREOF, Senior Lender and Junior Lenders have executed this Agreement as of the date and year first set forth above.

SENIOR LENDER:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a banking association chartered under the laws of the United States of America

By:
Name:
Title:

GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation

By:
Name:
Title:

By:
Name:
Title:

CITIGROUP GLOBAL MARKETS REALTY CORP.

By:
Name: Tina Lin
Title: Authorized Signatory

BANK OF AMERICA, N.A.

By:
	Name:	Steven Wasser
	Title:	Managing Director

GOLDMAN SACHS MORTGAGE COMPANY

By:	Goldman Sachs Real Estate Funding Corp., a New York corporation, its General Partner

By:
Name:
Title:

BANK OF AMERICA, N.A.

By:
Name:
Title:

GOLDMAN SACHS MORTGAGE COMPANY

By:	Goldman Sachs Real Estate Funding Corp., a New York corporation, its General Partner

By:
Name: Rene Theriault
Title: Authorized Signatory

MEZZANINE A LENDER:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a banking association chartered under the laws of the United States of America

By:
Name:
Title:

GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation

By:
Name:
Title:

By:
Name:
Title:

CITIGROUP GLOBAL MARKETS REALTY CORP.

By:
Name:
Title:

BANK OF AMERICA, N.A.

By:
Name:
Title:

MEZZANINE A LENDER:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a banking association chartered under the laws of the United States of America

By:
Name:
Title:

GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation

By:
Name:
Title:

By:
	Name:	Stephen H. Choe
	Title:	Director

CITIGROUP GLOBAL MARKETS REALTY CORP.

By:
Name:
Title:

BANK OF AMERICA, N.A.

By:
Name:
Title:

MEZZANINE A LENDER:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a banking association chartered under the laws of the United States of America

By:
Name:
Title:

GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation

By:
Name:
Title:

By:
Name:
Title:

CITIGROUP GLOBAL MARKETS REALTY CORP.

By:
	Name:	Tina Lin
	Title:	Authorized Signatory

BANK OF AMERICA, N.A.

By:
Name:
Title:

MEZZANINE A LENDER:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a banking association chartered under the laws of the United States of America

By:
Name:
Title:

GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation

By:
Name:
Title:

By:
Name:
Title:

CITIGROUP GLOBAL MARKETS REALTY CORP.

By:
Name:
Title:

BANK OF AMERICA, N.A.

By:
	Name:	Steven Wasser
	Title:	Managing Director

GOLDMAN SACHS MORTGAGE COMPANY

By:	Goldman Sachs Real Estate Funding Corp., a New York corporation, its General Partner

By:
	Name:	Rene Theriault
	Title:	Authorized Signatory

MEZZANINE B LENDER:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a banking association chartered under the laws of the United States of America

By:
Name:
Title:

GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation

By:
Name:
Title:

By:
Name:
Title:

CITIGROUP GLOBAL MARKETS REALTY CORP.

By:
Name:
Title:

BANK OF AMERICA, N.A.

By:
Name:
Title:

MEZZANINE B LENDER:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a banking association chartered under the laws of the United States of America

By:
Name:
Title:

GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation

By:
Name:
Title:

By:
	Name:	Stephen H. Choe
	Title:	Director

CITIGROUP GLOBAL MARKETS REALTY CORP.

By:
Name:
Title:

BANK OF AMERICA, N.A.

By:
Name:
Title:

MEZZANINE B LENDER:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a banking association chartered under the laws of the United States of America

By:
Name:
Title:

GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation

By:
Name:
Title:

By:
Name:
Title:

CITIGROUP GLOBAL MARKETS REALTY CORP.

By:
	Name:	Tina Lin
	Title:	Authorized Signatory

BANK OF AMERICA, N.A.

By:
Name:
Title:

MEZZANINE B LENDER:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a banking association chartered under the laws of the United States of America

By:
Name:
Title:

GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation

By:
Name:
Title:

By:
Name:
Title:

CITIGROUP GLOBAL MARKETS REALTY CORP.

By:
Name:
Title:

BANK OF AMERICA, N.A.

By:
	Name:	Steven Wasser
	Title:	Managing Director

GOLDMAN SACHS MORTGAGE COMPANY

By:	Goldman Sachs Real Estate Funding Corp., a New York corporation, its General Partner

By:
	Name:	Rene Theriault
	Title:	Authorized Signatory

MEZZANINE C LENDER:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a banking association chartered under the laws of the United States of America

By:
Name:
Title:

GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation

By:
Name:
Title:

By:
Name:
Title:

CITIGROUP GLOBAL MARKETS REALTY CORP.

By:
Name:
Title:

BANK OF AMERICA, N.A.

By:
Name:
Title:

MEZZANINE C LENDER:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a banking association chartered under the laws of the United States of America

By:
Name:
Title:

GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation

By:
Name:
Title:

By:
	Name:	Stephen H. Choe
	Title:	Director

CITIGROUP GLOBAL MARKETS REALTY CORP.

By:
Name:
Title:

BANK OF AMERICA, N.A.

By:
Name:
Title:

MEZZANINE C LENDER:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a banking association chartered under the laws of the United States of America

By:
Name:
Title:

GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation

By:
Name:
Title:

By:
Name:
Title:

CITIGROUP GLOBAL MARKETS REALTY CORP.

By:
	Name:	Tina Lin
	Title:	Authorized Signatory

BANK OF AMERICA, N.A.

By:
Name:
Title:

MEZZANINE C LENDER:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a banking association chartered under the laws of the United States of America

By:
Name:
Title:

GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation

By:
Name:
Title:

By:
Name:
Title:

CITIGROUP GLOBAL MARKETS REALTY CORP.

By:
Name:
Title:

BANK OF AMERICA, N.A.

By:
	Name:	Steven Wasser
	Title:	Managing Director

GOLDMAN SACHS MORTGAGE COMPANY

By:	Goldman Sachs Real Estate Funding Corp., a New York corporation, its General Partner

By:
	Name:	Rene Theriault
	Title:	Authorized Signatory

EXHIBIT A

SENIOR LOAN DOCUMENTS

(All documents dated as of November 30, 2012, unless otherwise indicated.)

1.	Loan Agreement.

2.	Senior Note.

3.	Mortgages.

4.	Pledge and Security Agreement made by Canadian Owner in favor of Senior Lender.

5.	Pledge and Security Agreement made by Maryland Owner, Maryland Beneficiary in favor of Senior Lender.

6.	Guaranty Agreement by Guarantors for the benefit of Senior Lender.

7.	Indemnity Guaranty Agreement by Maryland Beneficiary and Maryland Owner for the benefit of Senior Lender.

8.	Indemnity Guaranty Agreement by the Signatory Trustee, the Canadian Trust, and Canadian Beneficiary, for the benefit of Senior Lender.

9.	Environmental Indemnity Agreement by Portfolio, MD Borrower, Canadian Borrower, ESH/TN Properties L.L.C., Signatory Trustee, Canadian Trust, and Maryland Owner for the benefit of Senior Lender.

10.	Domestic Cash Management Agreement by Borrower, Operating Lessee, Manager, Property Owner, Junior Borrower, Wells Fargo, N.A. (“Agent”), Senior Lender and Junior Lender (the “Cash Management Agreement”).

11.	Canadian Cash Management Agreement among Canadian Borrower, Property Owner, Operating Lessee, Operating Lessee Holdco, Manager, Canadian Mezzanine Borrower, Senior Lender, Junior Lenders and Agent (the “Canadian Cash Management Agreement”).

12.	Assignment of Management Agreement and Subordination of Management Agreement, by Borrower, Operating Lessee, Maryland Owner, Signatory Trustee and Canadian Trust to Senior Lender, and consented to by Manager.

13.	Manager Appointment Agreement between HVM Manager, Senior Lender and Junior Lenders, and consented and agreed to by Manager and the members of Manager.

EXHIBIT A-1

14.	IP Owner Estoppel and Agreement among the IP Owner, Borrower, Operating Lessee, Operating Lessee Holdco, Senior Lender and Junior Lenders.

15.	Assignment of Interest Rate Cap Agreement between Operating Lessee Holdco and the Borrower, Maryland Owner, Maryland Beneficiary, Signatory Trustee, Canadian Trust Canadian Beneficiary, and Senior Lender.

16.	Contribution Agreement by Borrower, Canadian Trust, Signatory Trustee, and Maryland Owner.

EXHIBIT A-2

EXHIBIT B

MEZZANINE A LOAN DOCUMENTS

(All documents dated as of November 30, 2012, unless otherwise indicated.)

1.	Mezzanine A Loan Agreement.

2.	Mezzanine A Note.

3.	Mezzanine A Pledge Agreement.

4.	Guaranty Agreement (Mezzanine A) by Guarantor for the benefit of Mezzanine A Lender.

5.	Environmental Indemnity Agreement (Mezzanine A) by Borrower for the benefit of Mezzanine A Lender.

6.	Cash Management Agreement.

7.	Canadian Cash Management Agreement.

8.	Subordination of Management Agreement (Mezzanine A) by Mezzanine A Borrower to Mezzanine A Lender, and consented to by Manager and Operating Lessee.

9.	Contribution Agreement (Mezzanine A) among Mezzanine A Borrower.

10.	Canadian Pledge Agreement by ESH Canada Mezzanine A LLC and ESH Canada Mezzanine A-2 LLC, each a Delaware limited liability company, for the benefit of Mezzanine A Lender.

EXHIBIT B-1

EXHIBIT C

MEZZANINE B LOAN DOCUMENTS

(All documents dated as of November 30, 2012, unless otherwise indicated.)

1.	Mezzanine B Loan Agreement.

2.	Mezzanine B Note.

3.	Mezzanine B Pledge Agreement.

4.	Guaranty Agreement (Mezzanine B) by Guarantor for the benefit of Mezzanine B Lender.

5.	Environmental Indemnity Agreement (Mezzanine B) by Mezzanine B Borrower for the benefit of Mezzanine B Lender.

6.	Cash Management Agreement.

7.	Subordination of Management Agreement (Mezzanine B) by Mezzanine B Borrower to Mezzanine B Lender, and consented to by Manager and Operating Lessee.

8.	Contribution Agreement (Mezzanine B) among Mezzanine B Borrower.

EXHIBIT C-1

EXHIBIT D

MEZZANINE C LOAN DOCUMENTS

(All documents dated as of November 30, 2012, unless otherwise indicated.)

1.	Mezzanine C Loan Agreement.

2.	Mezzanine C Note.

3.	Mezzanine C Pledge Agreement.

4.	Guaranty Agreement (Mezzanine C) by Guarantor for the benefit of Mezzanine C Lender.

5.	Environmental Indemnity Agreement (Mezzanine C) by Mezzanine C Borrower for the benefit of Mezzanine C Lender.

6.	Cash Management Agreement.

7.	Subordination of Management Agreement (Mezzanine C) by Mezzanine C Borrower to Mezzanine C Lender, and consented to by Manager and Operating Lessee.

8.	Contribution Agreement (Mezzanine C) among Mezzanine C Borrower.

EXHIBIT C-1

EXHIBIT E

RESERVED

EXHIBIT E-1

EXHIBIT F

PERMITTED FUND MANAGERS

1.	iStar Financial Inc.

2.	Capital Trust

3.	Archon Capital, L.P.

4.	Goldman, Sachs & Co.

5.	The Blackstone Group International Ltd.

6.	Apollo Global Real Estate

7.	Colony Capital, Inc.

8.	Praedium Group

9.	Fortress Investment Group LLC

10.	Lonestar Funds

11.	One William Street Capital Management, L.P.

12.	Clarion Partners

13.	Walton Street Capital, LLC

14.	Starwood Capital Group/Starwood Financial Trust

15.	BlackRock, Inc.

16.	AREA Property Partners

17.	Garrison Investment Group

18.	LoanCore Capital

19.	Rockpoint Group

20.	Torchlight Investors

21.	Westbrook Partners

22.	WestRiver Capital

23.	Rimrock Capital Management

EXHIBIT F-1